SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under Rule 14a-12

NEWCOURT HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☒  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

• Common Stock, par value $1.00 per share (“Common Stock”)

(2)	Aggregate number of securities to which transaction applies:

12,000 shares of Common Stock

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

$0.333333

In accordance with Rule 0-11(a)(4) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the per unit price was determined by calculating one-third of the par value of each share of Common Stock. In accordance with Rule 0-11(c) under the Exchange Act, the filing fee was determined by multiplying the per-unit price by the number of shares of Common Stock to which the transaction applies and multiplying the resulting transaction value by a factor of .000092.

(4)	Proposed maximum aggregate value of transaction:

$4,000.00

(5)	Total fee paid:

$0.37

☒	Fee paid previously with preliminary materials: $0.37

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

NEWCOURT HOLDINGS, INC.

12400 SW 134th Court, Suite 11
Miami, Florida 33186

Dear Fellow Shareholder:

      You are cordially invited to attend the Annual Meeting of Shareholders of Newcourt Holdings, Inc. (the “Company”) to be held at 10:00 a.m., local time, on Wednesday, April 30, 2003 at the Company’s corporate offices located at 12400 SW 134th Court, Suite 11, Miami, Florida 33186. All shareholders of record as of April 8, 2003 are entitled to vote at the meeting. I urge you to be present in person or represented by proxy at the meeting.

      The enclosed notice of the annual meeting, proxy statement and proxy card describe the business to be conducted at the meeting. At the meeting, you will be asked to consider and vote upon the following proposals:

      (a) Approval of the Agreement for the Exchange of Securities dated as of December 30, 2002 among the Company, Quantum Pharmaceuticals, Inc. (“QPI”) and Engineered Plastics Industries, Inc. (“EPI”), and the shareholders of each of QPI and EPI, consisting of McIvan A. Jarrett and Ronald LaPrade. Messrs. Jarrett and LaPrade each own 50% of the outstanding shares of each of QPI and EPI. Pursuant to the terms of the Exchange Agreement, the Company proposes to acquire 100% of the outstanding securities of each of QPI and EPI in exchange for 2,000,000 newly issued shares of a new series of the Company’s preferred stock, par value $.01 per share, to be designated “Series A Convertible Preferred Stock” (the “Series A Preferred Stock”) and 5,399,996 newly issued shares of the Company’s common stock, par value $.001 per share (the “Common Stock”);

      (b) Approval of the amendment and restatement of the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of Common Stock from 50,000,000 shares to 200,000,000 shares and to designate the preferences, limitations and relative rights of the Series A Preferred Stock; and

      (c) Election of six persons to the Company’s board of directors.

      The board of directors believes that a favorable vote on these matters is in the best interest of the Company and its shareholders and unanimously recommends a vote “FOR” each proposal. Accordingly, we urge you to review the enclosed material carefully and to return the enclosed proxy promptly.

      Even if you expect to attend the meeting, please complete, sign, date and return your proxy in the enclosed envelope without delay. If you attend the meeting, you may vote in person even if you have previously mailed your proxy.

      We look forward to seeing you at the meeting.

Sincerely,
/s/ MCIVAN A. JARRETT
McIvan A. Jarrett
Chairman of the Board of Directors

April 15, 2003

NOTICE OF 2003 ANNUAL MEETING OF SHAREHOLDERS
SUMMARY TERM SHEET
General (See page 13 below.)
Transaction Documents (See page 18 below.)
Terms of the Series A Preferred Stock (See page 17 below.)
Conditions to Closing of the Proposed Share Exchange (See page 19 below.)
Deliveries at Closing (See page 19 below.)
Regulatory Approvals (See page 22 below.)
QUESTIONS AND ANSWERS ABOUT THE SHARE EXCHANGE AND THE MEETING
THE MEETING
Purpose of the Meeting
Solicitation
Revocability of Proxies
Quorum and Voting
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Common Stock Ownership
Change of Control
FORWARD-LOOKING STATEMENTS
PROPOSAL 1 THE EXCHANGE AGREEMENT AND SHARE EXCHANGE
The Companies
Background of the Proposed Share Exchange
Recommendation of our Board of Directors
Reasons of Newcourt for the Share Exchange
Reasons of QPI and EPI for the Share Exchange
Interests of Certain Persons in the Share Exchange
Terms of the Series A Preferred Stock
Transaction Documents
Management of Newcourt, QPI and EPI After the Closing
Dissenters’ Rights
Regulatory Approvals
Certain Federal Income Tax Consequences
Accounting Treatment
Vote Required
PROPOSAL 2 AMENDMENT AND RESTATEMENT OF THE ARTICLES OF INCORPORATION
Vote Required
PROPOSAL 3 ELECTION OF DIRECTORS
Board of Directors
Information Concerning Nominees
Board Meetings and Committees
Compensation of Directors
Certain Transactions
Executive Compensation
Section 16(a) Beneficial Ownership Reporting Compliance
Audit Fees
Audit-Related Fees
Tax Fees
All Other Fees
Vote Required
INDEPENDENT AUDITORS
SHAREHOLDER PROPOSALS
OTHER MATTERS
PROXY SOLICITATION COSTS
WHERE YOU CAN FIND MORE INFORMATION

NEWCOURT HOLDINGS, INC.

12400 SW 134th Court, Suite 11
Miami, Florida 33186
Telephone: (305) 971-5370

NOTICE OF 2003 ANNUAL MEETING OF SHAREHOLDERS
To Be Held April 30, 2003

To All Shareholders:

      The 2003 Annual Meeting of Shareholders of Newcourt Holdings, Inc., a Florida corporation (the “Company”), will be held at 10:00 a.m., local time, on Wednesday, April 30, 2003 at the Company’s corporate offices located at 12400 SW 134th Court, Suite 11, Miami, Florida 33186 for the following purposes:

1. To consider and vote upon a proposal to approve the Agreement for the Exchange of Securities (the “Exchange Agreement”) dated as of December 30, 2002 among the Company, Quantum Pharmaceuticals, Inc., a Florida corporation (“QPI”), Engineered Plastics Industries, Inc., a Florida corporation (“EPI”), and the shareholders of each of QPI and EPI, pursuant to which the Company proposes to acquire 100% of the outstanding securities of each of QPI and EPI in exchange for 2,000,000 newly issued shares of a new series of the Company’s preferred stock, par value $.01 per share, to be designated “Series A Convertible Preferred Stock” (the “Series A Preferred Stock”), and 5,399,996 newly issued shares of common stock, par value $.001 per share (the “Common Stock”), of the Company (the “Share Exchange”);

2. To consider and vote upon a proposal to amend and restate the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of Common Stock from 50,000,000 shares to 200,000,000 shares and to designate the preferences, limitations and relative rights of the Series A Preferred Stock;

3. To elect six persons to the board of directors of the Company to serve until their successors are elected and duly qualified or until their prior resignation or removal; and

4. To transact such other business as may properly come before the Meeting, including any adjournment(s).

      The Share Exchange is a corporate action that gives rise to dissenters’ rights under the Florida Business Corporation Act (the “FBCA”). If the sale is consummated, dissenting shareholders may be entitled to be paid the fair value of their shares. A summary and discussion of dissenters’ rights is included in the accompanying proxy statement.

      Only shareholders of record as of the close of business on Tuesday, April 8, 2003 will be entitled to notice of the meeting and to vote at the meeting and any adjournment of the meeting. On the record date, the Company had 11,059,488 shares of Common Stock outstanding held by 63 shareholders of record.

      Any shareholders will be able to examine a list of shareholders of record for any purpose related to the meeting during regular business hours for a period beginning ten days prior to the meeting through the meeting and any adjournment thereof. The list will be available at our corporate headquarters located at 12400 S.W. 134th Court, Suite 11, Miami, Florida 33186.

      Under Florida law, approval of the Exchange Agreement and the Share Exchange requires the affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock. Two of our shareholders, McIvan A. Jarrett and Jerrold Brooks, by virtue of their affiliation with Equity Management Partners, LLC (“Equity Management”) as Managing Members, beneficially own 6,656,190 shares of Common Stock, or 60.19% of the outstanding Common Stock entitled to vote at the meeting. Messrs. Jarrett and Brooks, each of whom also serves as a director and executive officer of the Company, have indicated that they will cast the shares of Common Stock held by Equity Management in favor of the Exchange Agreement and the Share Exchange. Mr. Jarrett also owns 50% of the issued and outstanding shares of common stock of each of QPI and EPI. Ron LaPrade, who is a nominee for election to our board of directors, holds the remaining 50% of the outstanding QPI and EPI shares.

      We have attached copies of our 2002 Annual Report on Form 10-KSB including financial statements, as Appendix I to the proxy statement accompanying this notice. Other important financial information in connection with the Share Exchange is attached to the accompanying proxy statement as Appendices H and J.

      OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” PROPOSALS 1 AND 2 AND “FOR” THE ELECTION OF ALL THE NOMINEES TO THE BOARD OF DIRECTORS LISTED IN PROPOSAL 3.

      Your vote is important. To ensure that your shares are represented, you should complete, sign, date and return the enclosed proxy card in the enclosed envelope. This action will not limit your right to vote in person if you wish to attend the meeting and vote personally.

By Order of the Board of Directors,
/s/ JERROLD BROOKS
Jerrold Brooks
Secretary

Miami, Florida

April 15, 2003

SUMMARY TERM SHEET	1
General	1
Transaction Documents	1
Terms of the Series A Preferred Stock	2
Conditions to Closing of the Proposed Share Exchange	2
Deliveries at Closing	3
Regulatory Approvals	3
QUESTIONS AND ANSWERS ABOUT THE SHARE EXCHANGE AND THE MEETING	4
THE MEETING	9
Purpose of the Meeting	9
Solicitation	9
Revocability of Proxies	9
Quorum and Voting	10
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	11
Common Stock Ownership	11
Change of Control	12
FORWARD-LOOKING STATEMENTS	12
PROPOSAL 1. THE EXCHANGE AGREEMENT AND SHARE EXCHANGE	13
The Companies	13
Background of the Proposed Share Exchange	14
Recommendation of our Board of Directors	16
Reasons of Newcourt for the Share Exchange	16
Reasons of QPI and EPI for the Share Exchange	16
Interests of Certain Persons in the Share Exchange	17
Terms of the Series A Preferred Stock	17
Transaction Documents	18
Management of Newcourt, QPI and EPI After the Closing	20
Dissenters’ Rights	21
Regulatory Approvals	22
Certain Federal Income Tax Consequences	22
Accounting Treatment	23
Vote Required	23
PROPOSAL 2. AMENDMENT AND RESTATEMENT OF THE ARTICLES OF INCORPORATION	23
Vote Required	24
PROPOSAL 3. ELECTION OF DIRECTORS	24
Board of Directors	24
Information Concerning Nominees	25
Board Meetings and Committees	26
Compensation of Directors	26
Certain Transactions	26
Executive Compensation	26
Section 16(a) Beneficial Ownership Reporting Compliance	27

(i)

Audit Fees	27
Audit Related Fees	27
Tax Fees	27
All Other Fees	27
Vote Required	27
INDEPENDENT AUDITORS	28
SHAREHOLDER PROPOSALS	28
OTHER MATTERS	28
PROXY SOLICITATION COSTS	29
WHERE YOU CAN FIND MORE INFORMATION	29

LIST OF APPENDICES

APPENDIX A	AGREEMENT FOR THE EXCHANGE OF SECURITIES
APPENDIX B	DISSENTERS’ RIGHTS UNDER THE FLORIDA BUSINESS CORPORATION ACT
APPENDIX C	SECOND AMENDED AND RESTATED ARTICLES OF INCORPORATION OF NEWCOURT HOLDINGS, INC
APPENDIX D	SHAREHOLDERS’ AGREEMENT
APPENDIX E	REGISTRATION RIGHTS AGREEMENT
APPENDIX F	EMPLOYMENT AGREEMENT FOR MCIVAN JARRETT
APPENDIX G	EMPLOYMENT AGREEMENT FOR RON LAPRADE
APPENDIX H	PRO FORMA FINANCIAL INFORMATION
APPENDIX I	ANNUAL REPORT ON FORM 10-KSB OF NEWCOURT HOLDINGS, INC. FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002
APPENDIX J	COMBINED FINANCIAL STATEMENTS OF QUANTUM PHARMACEUTICALS, INC. AND ENGINEERED PLASTICS INDUSTRIES, INC

(ii)

SUMMARY TERM SHEET

      Following is a summary of the terms of the proposed share exchange, which are more fully discussed elsewhere in this proxy statement. This summary term sheet is not intended to be complete and is qualified in its entirety by reference to the more detailed information concerning the proposed share exchange contained in this proxy statement and in the attached appendices. You are urged to review the entire proxy statement and the attached appendices carefully.

      Newcourt Holdings, Inc. is referred to this summary and elsewhere in this the proxy statement as “we,” “us,” “Newcourt” or the “Company.” Quantum Pharmaceuticals, Inc. and Engineered Plastics Industries, Inc., are referred to in this summary and elsewhere in this proxy statement as “QPI” and “EPI,” respectively. Newcourt has supplied all the information contained in this proxy statement relating to Newcourt. QPI and EPI have supplied all information in this proxy statement relating to QPI and EPI. Neither Newcourt nor QPI and EPI makes any representation as to information contained in this proxy statement supplied by the other company or companies.

General (See page 13 below.)

      Pursuant to the terms of the Exchange Agreement, the shareholders of each of QPI and EPI, consisting of Messrs. Jarrett and LaPrade, will exchange 100% of their shares of common stock of each of QPI and EPI for an aggregate of 2,000,000 newly issued shares of Series A Preferred Stock and 5,399,996 newly issued shares of our common stock. Upon the closing of the share exchange, each of QPI and EPI will be a wholly owned subsidiary of Newcourt.

      The share exchange will become effective upon the approval of our shareholders. Assuming all conditions to the proposed share exchange are satisfied or waived, it is anticipated that the share exchange will be completed immediately following the filing of our Second Amended and Restated Articles of Incorporation with the Florida Secretary of State after the conclusion of the meeting.

Transaction Documents (See page 18 below.)

      The transaction documents for the proposed share exchange include the Exchange Agreement, a shareholders’ agreement, a registration rights agreement and employment agreements for each of Messrs. Jarrett and LaPrade.

      The Exchange Agreement contemplates that we will deliver 1,000,000 shares of Series A Preferred Stock and 2,699,998 shares of our common stock to each of Messrs. Jarrett and LaPrade as the sole shareholders of QPI and EPI at a closing scheduled to take place as soon as practicable after our shareholders have approved the Exchange Agreement and the Company’s Second Amended and Restated Articles of Incorporation. The Exchange Agreement contains representations and warranties of the Company, the Shareholders, QPI and EPI and each Shareholder regarding, among other things, organization, corporate authority and the business operations of each company and, with respect to each Shareholder, ownership of the common stock of QPI and EPI to be exchanged and investment intent. The Exchange Agreement also contains provisions regarding mutual indemnification of the parties and conditions to closing of the proposed share exchange.

      Under the terms of the shareholders’ agreement, attached to this proxy statement as Appendix D, Messrs. Jarrett and LaPrade will be entitled to a 36-month right of first refusal with respect to the Company’s sale or other transfer of the shares or assets of QPI and EPI and each of Messrs. Jarrett and LaPrade will be entitled to a right of first offer with respect to shares of Series A Preferred Stock that the other may seek to sell or otherwise transfer to a third party.

      Under the terms of the registration rights agreement, attached to this proxy statement as Appendix E, Messrs. Jarrett and LaPrade will be entitled to exercise (i) two demand registrations on a registration statement on Form S-3 and (ii) unlimited “piggyback” registration rights in connection with Company registrations, which will expire when Messrs. Jarrett and LaPrade are eligible to sell their shares pursuant to Rule 144 under the Securities Act of 1933, as amended.

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      Under the terms of the employment agreements with Newcourt attached to this proxy statement as Appendix F and Appendix G, Mr. Jarrett will be employed as President and Treasurer and Mr. LaPrade will be employed as Chairman of the Board of Directors and Chief Operating Officer. In all other respects, the employment agreements are identical and contain the following terms:

•	An initial three-year term of employment, which automatically renews for an additional term of one year after the initial three-year term,

•	Base salary of $60,000 in the first year to be increased by $50,000 for each of the next two years, provided that the Company meets its annual performance goals, which are approved by the Board of Directors. Such increase may be paid in cash or Company stock,

•	An annual bonus equal to three percent of the Company’s pre-tax profits,

•	Four weeks paid vacation,

•	Termination of employment by the Company without cause. The Company will be required to continue to pay the employee’s base salary through the remaining term of employment and all unvested stock options immediately vest,

•	Termination of employment by the Company with cause (as defined in each agreement) or upon death or disability. In the event of termination for cause, the Company will be required to pay the employee’s unpaid base salary up to the date of termination. In the event of termination due to the employee’s disability, the employee will be eligible to receive a termination payment equal to six months’ base salary in the sole and absolute discretion of the Company’s board of directors, based on the Company’s available cash flow. In the event of death, the employee’s estate will be entitled to receive any unpaid amounts of base compensation and bonus earned up to the date of death,

•	Termination of employment by the employee for good reason (as defined in each agreement). The Company will be required to continue to pay the employee’s base salary through the remaining term of employment and all unvested stock options immediately vest, and

•	Standard non-disclosure and non-competition provisions.

Terms of the Series A Preferred Stock (See page 17 below.)

      Holders of Series A Preferred Stock will be entitled to receive, when and if declared by our board of directors, a preferential cumulative dividend of 7% per annum payable either in cash or in shares of our common stock at the discretion of the board. The dividends will begin to accrue on each share of Series A Preferred Stock on the first anniversary of its issuance. Dividends on the 2,000,000 shares of Series A Preferred Stock to be initially issued to Messrs. Jarrett and LaPrade will represent 90% of the dividends that are declared during any calendar year. This Series A Preferred Stock dividend percentage will decrease proportionately to the decrease in the percentage of our outstanding securities represented by the Series A Preferred Stock upon its conversion into shares of our common stock. Each share of Series A Preferred Stock is convertible into 45 shares of our common stock within three years after the issuance of the Series A Preferred Stock and is entitled to the number of votes equal to nine times the number of shares of our common stock into which each share of Series A Preferred Stock is then convertible.

Conditions to Closing of the Proposed Share Exchange (See page 19 below.)

      Under the terms of the Exchange Agreement, the closing of the proposed share exchange will be subject to the satisfaction of the following conditions:

•	There will have been no material adverse change in the operating results, assets or liabilities of each of QPI and EPI;

•	The holders of not more than 15% of the outstanding shares of our common stock will seek to exercise dissenters’ rights; and

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•	The form of Second Amended and Restated Articles of Incorporation of Newcourt will have been approved by our shareholders.

Deliveries at Closing (See page 19 below.)

      The Exchange Agreement provides that the parties are obligated to deliver certain documents and instruments at the closing of the proposed share exchange, including:

•	Minutes of our board of directors authorizing the issuance of share certificates representing the shares of our common stock and the Series A Preferred Stock to be delivered to Messrs. Jarrett and LaPrade;

•	A shareholders’ agreement and a registration rights agreement in the form attached to this proxy statement as Appendices D and E, respectively, each executed by Newcourt and each of Messrs. Jarrett and LaPrade;

•	Employment agreements for Messrs. Jarrett and LaPrade executed by Newcourt and each of Messrs. Jarrett and LaPrade;

•	A resolution of our board of directors appointing Mr. LaPrade as the designated director of the shareholders of QPI and EPI;

•	A copy of the Second Amended and Restated Articles of Incorporation certified by the Florida Secretary of State;

•	Share certificates representing 100% of the issued and outstanding stock of QPI and EPI; and

•	Consents signed by the shareholders of QPI and EPI consenting to the terms of the Exchange Agreement.

Regulatory Approvals (See page 22 below.)

      Newcourt, QPI and EPI each believe that no regulatory approvals are or will be required in connection with the proposed share exchange.

3

QUESTIONS AND ANSWERS ABOUT THE SHARE EXCHANGE AND THE MEETING

      The following questions and answers are intended to address briefly some commonly asked questions regarding the proposed share exchange and the meeting. These questions and answers may not address all the questions that may be important to you as a shareholder. You should read the more detailed information contained elsewhere in this proxy statement and the appendices to this proxy statement before voting on the proposals contained on the enclosed.

Q:	Why are we holding a meeting? (See page 9 below.)

A:	We are holding a meeting to ask you to vote on three proposals:

1. To acquire 100% of the outstanding securities of each of QPI and EPI in exchange for 2,000,000 newly issued shares of Series A Preferred Stock and 5,399,996 newly issued shares of our common stock under the terms of the Exchange Agreement;

2. To amend and restate our Amended and Restated Articles of Incorporation to increase the authorized shares of our common stock from 50,000,000 shares to 200,000,000 shares and designate the preferences, limitations and relative rights of the Series A Preferred Stock; and

3. To elect six members to our board of directors.

      Copies of the agreements relating to the proposed share exchange and proposed articles of incorporation are attached to this proxy statement as Appendices A and C through G and are incorporated by reference. You are urged to read these documents in their entirety.

Q:	What is the determination and recommendation of our board of directors with respect to the proposals to be voted on at the meeting? (See page 16 below.)

A:	Our board of directors has approved each of the three proposals to be considered at the meeting, and has determined that each proposal is fair to, and in the best interests of, the Company and our shareholders. Since the proposed share exchange is with companies 50% of the securities of which McIvan Jarrett, a member of senior management and our board of directors, owns, the proposed share exchange constitutes an interested party transaction. Accordingly, in accordance with the FBCA, Mr. Jarrett, as a member of our board of directors, has abstained from voting on the proposed share exchange and the remaining disinterested board members unanimously recommend the approval of the proposed transaction. In making its determination and recommendation, the board considered the short- and long-term capital requirements of QPI and EPI, our lack of operations, the synergy of the combined operations of QPI and EPI and the prospects for the current business of each company involved in the share exchange. Under the terms of the proposed share exchange, each share of Series A Preferred Stock will be convertible into 45 shares of our common stock, making it necessary to increase the number of shares of our common stock currently authorized under our articles of incorporation. The board strongly recommends, however, that you consider the merits of the proposed share exchange independently of any recommendation of our board of directors.

Q:	Why are we proposing the share exchange? (See page 16 below.)

A:	We are proposing the share exchange for several reasons: (1) our goal of acquiring and growing businesses that are undervalued, under-managed and provide unique business opportunities; (2) our belief that the combined product lines of QPI and EPI present a unique business opportunity to our shareholders; (3) the lack of activity in the private equity markets, making it difficult to raise capital in such markets; and (4) our belief that after the acquisition of QPI and EPI, we will be more attractive to underwriters in connection with our efforts to seek equity capital after the share-exchange is completed.

Q:	Why are we, QPI and EPI proposing the share exchange with QPI and EPI? (See page 16 below.)

A:	We decided to propose the share exchange because we believe that the assets of QPI and EPI and the prospects of their combined business will give our shareholders a chance to maximize the value of

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their share holdings. QPI is engaged in the wholesale distribution of respiratory and generic medication, chemicals and other disposable ancillary products and EPI manufactures disposable plastic vials that can be used to dispense the products distributed by QPI. We believe the market for the products distributed by QPI presently consists of 30 million patients and has the potential for $90 billion in revenues. QPI’s and EPI’s combined revenues as of December 31, 2002 were $1,274,547. QPI and EPI are proposing the share exchange in order to provide their shareholders with greater liquidity and QPI and EPI with greater access to capital markets to support the continued manufacturing, marketing and development of their products. The securities of each of QPI and EPI are held by two shareholders, one of whom is McIvan Jarrett, our President and Treasurer, and the other of whom is Ron LaPrade, a nominee for election to our board of directors. Mr. LaPrade will join our board of directors only if the proposed share exchange is consummated.

Q:	What is the current business of QPI and EPI? (See page 14 below.)

A:	QPI is engaged in the wholesale distribution of respiratory and generic medication, chemicals and other disposable ancillary products to pharmacies worldwide. QPI also separately sells vials and places machines in independent pharmacies through the marketing activities of its sales representatives and has plans to expand its marketing and distribution activities to capitalize on the various opportunities presented by the manufacturing and engineering capabilities of EPI.

EPI designs, manufactures and distributes pharmaceutical food grade disposable plastic vials, which represents approximately 85% of its activities. The remaining 15% is comprised of ancillary filling and sealing machines that EPI designs, fabricates, assembles and sells or rents to pharmacies and other licensed providers of respiratory medicines. In addition to the development of vials for the pharmaceutical industry, EPI plans to produce vials for veterinary applications and explore production of other types of vials and plastic containers for other industries that require disposable plastic containers that can be made utilizing its injection as well as its extrusion blow-molding capabilities.

Q:	What will happen in the proposed share exchange? (See pages 13 and 23-24 below.)

A:	As a condition of and prior to the share exchange, we will amend and restate our articles of incorporation to increase our authorized shares of common stock from 50,000,000 shares to 200,000,000 shares and to designate the preferences, limitations and relative rights of the Series A Preferred Stock. Under the terms of the Exchange Agreement, Messrs. Jarrett and LaPrade, each of whom currently owns 50% of the outstanding shares of common stock of each of QPI and EPI, will exchange 100% of their QPI and EPI shares for 2,000,000 newly issued shares of Series A Preferred Stock and 5,399,996 newly issued shares of our common stock. Following the share exchange, each of QPI and EPI will become wholly owned subsidiaries of Newcourt and the aggregate number of shares of our voting capital stock held by the shareholders of QPI and EPI will constitute a majority of the outstanding voting power of the Company. As a result, Messrs. Jarrett and LaPrade, the current shareholders of QPI and EPI, will control the Company.

Q:	Are there any conditions to consummation of the share exchange? (See page 19 below.)

A:	Yes, the consummation of the share exchange is subject to the satisfaction of several conditions, including the approval by our shareholders of the amendment and restatement of our articles of incorporation. A discussion of these conditions is set forth in this proxy statement. If our shareholders do not approve proposals 1 and 2 described in this proxy statement, we will not proceed with the share exchange or the amendment and restatement of our articles of incorporation.

Q:	What are the implications of the proposals for our current business? (See pages 13-14 below.)

A:	If our shareholders approve the share exchange and the amendment and restatement of the articles of incorporation, we will become the parent holding company of each of QPI and EPI. After the share exchange is consummated, QPI and EPI will continue to carry on their current businesses as our wholly owned subsidiaries.

5

Q:	When will the share exchange occur?

A:	We plan to complete the share exchange and file articles of restatement to our articles of incorporation as soon as possible after the meeting.

Q:	Are dissenters’ rights available and how do I exercise them? (See page 21 and Appendix B below.)

A:	Yes, Florida law provides that you may dissent from the share exchange to be considered at the special meeting. In order to perfect your dissenters’ rights, you must first notify us prior to the meeting in writing that you intend to vote against the share exchange and you must actually vote against the share exchange. If the proposal from which you dissent is approved by our shareholders and that transaction is consummated, we will then notify you that you are entitled to demand payment for your shares and instruct you as to the necessary steps in order to obtain such payment. If you do not comply with the procedures governing dissenters’ rights set forth under Florida law and explained elsewhere in this proxy statement, you may not be entitled to payment for your shares. You are urged to review the section of this proxy statement entitled “Dissenters’ Rights” for a more complete discussion.

Q:	Will there be any federal tax consequences related to the proposed share exchange? (See page 22 below.)

A:	It is intended that the share exchange will qualify as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. It is not expected that the share exchange will result in any federal income tax consequences to our shareholders other than any shareholders exercising dissenters’ rights under the FBCA.

Q:	How will the proposed share exchange be treated for accounting purposes? (See page 23 below.)

A:	The proposed share exchange will be accounted for as a tax-free stock for stock exchange.

Q:	What do I need to do now?

A:	This proxy statement contains important information regarding the share exchange and amendment and restatement of our articles of incorporation. It also contains important information about what our management and board of directors, and the management and board of directors of QPI and EPI, considered in evaluating the proposed share exchange. We urge you to read this proxy statement carefully, including the appendices, and to consider how the share exchange and the amendment and restatement of our articles of incorporation affect you as a shareholder.

Q:	How do I vote?

A:	Indicate on your proxy card how you want to vote your shares of common stock and sign and mail the proxy card in the enclosed return envelope as soon as possible so that your shares will be represented at the meeting.

Q:	What vote is required to approve the proposed share exchange by our shareholders? (See page 10 below.)

A:	Each of the proposals to be considered at the meeting must be approved by our shareholders in the following manner:

•	The proposed share exchange will be approved if a majority of the issued and outstanding shares of our common stock votes in favor of the transaction.

•	The amendment and restatement of our articles of incorporation to increase the authorized number of shares of our common stock to 200,000,000 and to designate the preferences, limitations and relative rights of the Series A Preferred Stock will be approved if the shares of common stock entitled to vote at the meeting voted in favor of the proposal exceed the shares of common stock entitled to vote at the meeting voted in opposition to the proposal.

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•	Directors will be elected by a plurality of the shares of our common stock entitled to vote at the meeting.

McIvan Jarrett and Jerrold Brooks, through their ownership interest in Equity Management, beneficially own 37.60% of the outstanding voting shares of our common stock and have voting control over the 6,196,700 shares of our outstanding common stock held by Equity Management. Messrs. Jarrett and Brooks intend to cause all of the shares of our common stock held by Equity Management, which represents 58.46% of our outstanding common stock, to be voted in favor of the share exchange and the amendment to our articles of incorporation and for each of the six nominees to our board of directors. Our remaining officers and directors also intend to vote their shares in favor of the three proposals.

If you return a signed and dated proxy card but do not indicate how the shares are to be voted, the shares represented by your proxy card will be voted “FOR” proposals 1 and 2 and “FOR” each nominee to our board of directors. Abstentions are considered as shares present and entitled to vote at the meeting for purposes of determining the presence of a quorum but are not counted as votes cast in the affirmative on a given matter. Abstentions will not affect the outcome of the vote on the amendment to our articles of incorporation and the election of directors, but will have the same effect as a vote against the proposed share exchange.

Q:	What if some of the proposals presented are not approved? (See pages 20-21 and 23 below.)

A:	Proposals 1 and 2 must be approved for the share exchange and the amendment of the articles of incorporation to be consummated. If either proposal is not approved, the proposed share exchange will not be consummated. If the share exchange is not approved, Mr. LaPrade will not take a seat on our board of directors.

Q:	When and where is the meeting? (See page 9 below.)

A:	The meeting will be held on Wednesday, April 30, 2003 at 10:00 a.m. at the corporate offices of the Company located at 12400 S.W. 134th Court, Miami, Florida 33186.

Q:	Who can vote at the meeting? (See page 10 below.)

A:	Holders of shares of our common stock who hold their shares of record as of the close of business on April 8, 2003 are entitled to notice of and to vote at the meeting. On the record date, there were 63 shareholders of record of our common stock and 11,059,488 shares of our common stock were issued and outstanding (none of which were held in “street name”).

Q:	Can I change my vote after I have mailed my proxy card? (See page 9 below.)

A:	Yes, you may change your vote by revoking your proxy at any time before the polls close at the meeting. You can do this in one of three ways:

•	Deliver a signed, written revocation letter, dated later than the proxy, to the Secretary of the Company, 12400 SW 134th Court, Suite 11, Miami, Florida 33186.

•	Deliver a signed proxy, dated later than the first one to the Secretary of the Company at the address set forth above; or

•	Attend the meeting and vote in person or by proxy.

You may not revoke your proxy by simply attending the meeting unless you complete a ballot.

Q:	What do I need to do now?

A:	Please vote your shares as soon as possible, so that your shares are represented at the meeting. TO VOTE YOUR SHARES, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE. If you attend the special meeting, you may vote in person if you wish by completing a ballot at the meeting, whether or not you have already signed, dated and returned your proxy card. Please review

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this proxy statement for more complete information regarding the matters proposed for your consideration at the meeting.

Q:	Who can help answer my questions?

A:	If you have any questions regarding the matters discussed in this proxy statement, if you would like additional copies of this proxy statement or if you have questions about how to complete and return your proxy card, you should call McIvan Jarrett at 305-971-5370 or 305-825-8494.

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NEWCOURT HOLDINGS, INC.

12400 SW 134TH COURT, SUITE 11
MIAMI, FLORIDA 33186
TELEPHONE: (305) 971-5370

PROXY STATEMENT

THE MEETING

Purpose of the Meeting

      At the meeting, you will be asked to:

•	Approve our acquisition of 100% of the outstanding securities of each of QPI and EPI from their shareholders, Messrs. McIvan Jarrett and Ronald LaPrade, each of whom owns 50% of the outstanding shares of common stock of each of QPI and EPI, in exchange for 2,000,000 newly issued shares of Series A Preferred Stock and 5,399,996 newly issued shares of our common stock under the terms of the Exchange Agreement;

•	Approve the amendment and restatement of our Amended and Restated Articles of Incorporation to increase our authorized common stock from 50,000,000 shares to 200,000,000 shares and designate the preferences, limitations and relative rights of the Series A Preferred Stock; and

•	Elect six members to our board of directors.

Solicitation

      This proxy statement and the accompanying proxy card are being mailed on or about April 15, 2003 to all shareholders of record at the close of business on April 8, 2003 in connection with the solicitation by our board of directors of proxies for our 2003 Annual Meeting of Shareholders to be held at 10:00 a.m., local time, on Wednesday, April 30, 2003 at our corporate offices located at 12400 SW 134th Court, Suite 11, Miami, Florida 33186. Proxies will be solicited by mail, and we will pay all expenses of preparing and soliciting such proxies. No person or entity has been engaged to solicit proxies on behalf of Newcourt, QPI or EPI. All proxies duly executed and received by the persons named as proxy thereon will be voted on matters presented at the meeting in accordance with the instructions given thereon by the person executing such proxy. Management does not know of any other matter that may be brought before the meeting. In the event that any other matter should properly come before the meeting, the persons named as proxy will have authority to vote all proxies not marked to the contrary in their discretion, as they deem advisable.

      A list of shareholders entitled to notice of the meeting will be available for examination by any shareholder at our corporate offices, 12400 SW 134th Court, Suite 11, Miami, Florida 33186, for a period of ten days prior to the meeting. The list will also be available for inspection during the meeting.

Revocability of Proxies

      Proxies may be revoked if you:

•	Deliver a signed, written revocation letter, dated later than the proxy, to the Secretary of the Company 12400 SW 134th Court, Suite 11, Miami, Florida 33186;

•	Deliver a signed proxy, dated later than the first one to the Secretary of the Company at the address set forth above; or

•	Attend the meeting and vote in person or by proxy. Attending the meeting alone will not revoke your proxy.

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Quorum and Voting

      The total number of issued and outstanding shares of our common stock as of April 8, 2003, was 11,059,488 shares. The common stock was our only class of securities entitled to vote, each share being entitled to one non-cumulative vote. Only shareholders of record as of the close of business on April 8, 2003 will be entitled to vote.

      Equity Management, the managing members of which, McIvan Jarrett and Jerrold Brooks, are directors and executive officers of Newcourt, holds 6,656,190 shares of our common stock, which represent 60.19% of the issued and outstanding shares of our common stock. Messrs. Jarrett and Brooks have informed us that Equity Management intends to vote all of its shares in favor of the three proposals to be presented to the shareholders for their consideration. Mr. Jarrett also holds 50% of the outstanding shares of common stock of each of QPI and EPI, and Mr. LaPrade, who is a nominee for election to our board of directors, holds the remaining 50%. Mr. LaPrade will join our board of directors only if the proposed share exchange is consummated.

      All properly executed proxy cards delivered pursuant to this solicitation and not revoked will be voted at the meeting in accordance with the directions given. In voting by proxy with regard to the election of directors, our shareholders may vote in favor of all nominees, withhold their votes as to all nominees or withhold their votes as to a specific nominee. With regard to the other proposals, our shareholders may vote in favor of each proposal or against each proposal, or in favor of some proposals and against others, or may abstain from voting on any or all proposals. Shareholders should specify their respective choices on the accompanying proxy card. If no specific instructions are given with regard to the matters to be voted upon, the shares of our common stock represented by a signed proxy card will be voted “FOR” proposals 1 and 2 and “FOR” election of all nominees to the board of directors listed in proposal 3. If any other matters properly come before the meeting, the persons named as proxies will vote upon such matters according to their judgment.

      A majority of the shares of our common stock outstanding and entitled to vote, or at least 5,529,745 shares as of April 8, 2003, must be present at the meeting, in person or by proxy, in order to constitute a quorum for the transaction of business. If less than a majority of the outstanding shares of common stock are represented at the meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. If a quorum is present,

•	The Exchange Agreement and proposed share exchange will be approved by the affirmative vote of a majority of all issued and outstanding shares of our common stock entitled to vote at the meeting;

•	The proposed amendment and restatement of our Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock and designate the Series A Preferred Stock will be approved if the votes cast in favor of the amendment and restatement exceeds the votes cast in opposition to amendment and restatement; and

•	Directors will be elected by a plurality of the votes cast by the shares entitled to vote at the meeting.

      Abstentions are considered to be shares present and entitled to vote but are not counted as votes cast in the affirmative on a given matter. An abstention will have the effect of a negative vote with respect to the approval of the Exchange Agreement and the proposed share exchange set forth in proposal 1. Abstentions will not affect the outcome of the vote on proposals 2 and 3. No brokers or nominees hold shares of our common stock, and, therefore, no discussion of the effect of broker “non-votes” is included in this proxy statement.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Common Stock Ownership

      The following table sets forth common stock ownership information as of March 31, 2003 with respect to:

•	Each person known to the Company to be the beneficial owner of more than 5% of the Common Stock;

•	Each of the Company’s officers and directors;

•	Each nominee to our board of directors; and

•	All directors and officers as a group.

      This information as to beneficial ownership was furnished to us by or on behalf of the persons named. Unless otherwise indicated, the business address of each person listed is 12400 SW 134th Court, Suite 11, Miami, Florida 33186. Information with respect to the percent of class is based on 11,059,488 issued and outstanding shares of our common stock as of March 31, 2003.

      Except as otherwise indicated, to the Company’s knowledge, each shareholder has sole power to vote and dispose of all the shares of common stock listed opposite his or its name.

	Amount of Shares	Percent
Name of Beneficial Owner	Beneficially Owned	of Class

Equity Management Partners, LLC	6,656,190	60.19%
Goldco Properties Limited Partnership(2)	717,000	6.48%
Cedric Cordell Adams, M.D.(1)	1,100,000	9.95%
James Jaffe(3)	1,133,366	10.25%
McIvan A. Jarrett(4)	2,662,476	24.07%
Jerrold Brooks(5)	1,618,119	14.63%
Nelson Futch(6)	323,491	2.93%
Ronald LaPrade	—	—
All executive officers and directors as a group (five persons)	6,837,452	61.82%

(1)	Dr. Cedric Cordell Adams’ address is 3600 Gaston Avenue, Ste. 858, Dallas, Texas 75246.

(2)	Goldco Properties Limited Partnership, whose address is 22154 Martella Avenue, Boca Raton Florida 33433, is a Florida limited partnership.

(3)	Mr. James Jaffe’s address is #2 Cedar Court, Marlboro, New Jersey 07746. The number of shares of our common stock attributed to Mr. Jaffe includes 66,666 shares of our common stock held of record by his wife, Robin Jaffe. Mr. Jaffe disclaims beneficial ownership of such shares.

(4)	Mr. McIvan Jarrett, our President and Treasurer, is a managing member of, and holds a controlling interest in, Equity Management. Accordingly, Mr. Jarrett is deemed to be the beneficial owner of 2,662,476 shares of our common stock held by Equity Management.

(5)	Mr. Jerrold Brooks, our Executive Vice President and Secretary, is a managing member of Equity Management. Accordingly, Mr. Brooks is deemed to be the beneficial owner of 1,618,119 shares held by Equity Management.

(6)	Mr. Nelson Futch, our Vice President and Assistant Secretary, is a member of Equity Management and may be deemed to have shared voting and investment power over 323,491 shares of our common stock held by Equity Management.

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      If the proposed share exchange is consummated, a total of 16,459,484 shares of our common stock and 2,000,000 shares of Series A Preferred Stock will be issued and outstanding, and the security ownership of the Company’s 5% holders, directors and officers will be as follows:

	Shares of		Shares of
	Common	% of	Preferred	% of
Name of Beneficial Owner	Stock	Class	Stock	Class

Equity Management Partners, LLC	6,656,190	40.44%
Goldco Properties Limited Partnership	717,000	4.36%
Cedric Cordell Adams, M.D.	1,100,000	6.68%
James Jaffe	1,133,366	6.89%
McIvan A. Jarrett	5,362,474	32.58%	1,000,000	50%
Jerrold Brooks	1,618,119	9.83%
Nelson Futch	323,491	1.97%
Ronald LaPrade	2,699,998	16.40%	1,000,000	50%
All executive officers and directors as a group (six persons)	12,237,448	74.35%	2,000,000	100%

Change of Control

      On March 2, 2001, pursuant to the terms of an exchange agreement dated March 2, 2001 among Equity Management, the Company and Goldco Properties Limited Partnership (“Goldco”), Equity Management acquired 9,000,000 and 200,000 shares of common stock from the Company and Goldco, respectively, in exchange for all of the issued and outstanding shares of the common stock of Newcourt Capital Holdings, Inc., a wholly owned subsidiary of Equity Management. Prior to the closing of this transaction, control of the Company was held by Goldco, which owned 92% of the Company’s then outstanding common stock. As a result of the transaction, Equity Management became the beneficial owner of 9,200,000 shares of our common stock, which represented 92% of the issued and outstanding shares of our common stock after the transaction closed.

      If the proposed share exchange is consummated, the shareholders of QPI and EPI, Messrs. Jarrett and LaPrade, will together have the right to cast 98,062,472 votes on each matter to come before our shareholders, which will represent 92.11% of the 106,459,484 votes entitled to be cast. By virtue of his beneficial ownership of 2,662,476 shares of our common stock held by Equity Management and his participation in the share exchange as a shareholder of each of QPI and EPI, Mr. Jarrett will beneficially hold 47.31% of the voting power of the Company. See “Proposal 1 — The Exchange Agreement and Share Exchange — Interests of Certain Persons in the Share Exchange” below.

FORWARD-LOOKING STATEMENTS

      In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, we are hereby providing cautionary statements identifying important factors that could cause our actual results to differ materially from those projected in forward-looking statements made herein. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, identified through the use of words or phrases such as we or our management “believes”, “expects”, “anticipates”, “hopes”, words or phrases such as “will result”, “are expected to”, “will continue”, “is anticipated”, “estimated”, “projection and outlook”, and words of similar import) are not statements of historical facts and may be forward-looking. These forward-looking statements are based largely on our expectations and are subject to a number of risks and uncertainties, including but not limited to, economic, competitive, regulatory, growth strategies, available financing and other factors in the documents we file with the Securities and Exchange Commission (“SEC”). Many of these factors are beyond our control. Actual results could differ materially from the

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forward-looking statements made. In light of these risks and uncertainties, there can be no assurance that the results anticipated in the forward-looking information contained in this report will, in fact, occur.

      These forward-looking statements involve estimates, assumptions, and uncertainties, and, accordingly, actual results may differ materially from those expressed in the forward-looking statements. These uncertainties include, among others, the following: (i) our potential inability to secure additional debt or equity financing, (ii) our potential inability to successfully complete a business combination, (iii) increased competition from companies with similar objectives and (iv) our potential inability to implement our strategy through a merger or acquisition.

      Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time and it is not possible for our management to predict all of such factors, nor can our management assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

PROPOSAL 1

THE EXCHANGE AGREEMENT AND SHARE EXCHANGE

      At the meeting, our shareholders will consider and vote upon a proposal to approve the Exchange Agreement dated as of December 30, 2002, among the Company, QPI, EPI and the shareholders of each of QPI and EPI, consisting of Messrs. Jarrett and LaPrade (collectively, the “Shareholders”), pursuant to which the Company proposes to deliver to the Shareholders 2,000,000 newly issued shares of Series A Preferred Stock and 5,399,996 newly issued shares of our common stock (collectively, the “Company Shares”) in exchange for 100% of the issued and outstanding shares of common stock, each par value $1.00 per share, of each of QPI and EPI (the “QPI/EPI Shares”). A copy of the Exchange Agreement is attached as Appendix A to this proxy statement. Copies of the other transaction documents discussed below are attached as Appendices D, E, F and G to this proxy statement.

The Companies

Newcourt Holdings, Inc.

12400 S.W. 134th Court, Suite 11
Miami, Florida 33186
(305) 971-5370

      Newcourt Holdings, Inc., formerly known as Technology Ventures Group, Inc., a Florida corporation, was incorporated on December 17, 1999. Since inception, our activities have been limited to actions related to our organization and discussions with potential acquisition candidates. We are a “shell” company conducting virtually no business operations, other than our efforts to seek merger partners or acquisition candidates. We have no full time employees and own no real estate.

      We were created to effect a merger, exchange of capital stock, asset acquisition or other similar business combination with an operating or development stage business, preferably within the plastics, medical and surgical products manufacturing industries, that desires to utilize our status as a reporting company under the Securities Exchange Act of 1934, as amended. We believe the proposed share exchange with QPI and EPI and their shareholders will satisfy this goal.

      No trading market in our securities presently exists. Presently, 11,059,488 shares of our common stock are issued and outstanding, none of which has been registered with the SEC, and are considered to be “restricted securities” under the federal securities laws.

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Quantum Pharmaceuticals, Inc.

1655 West 31st Street
Hialeah, Florida 33012
(305) 825-4979

      Quantum Pharmaceuticals, Inc., a Florida corporation, was incorporated on December 3, 2001. QPI is engaged in the wholesale distribution of respiratory and generic medication, chemicals and other disposable ancillary products to pharmacies worldwide. QPI also separately sells vials and places machines in independent pharmacies through the marketing activities of its sales representatives and has plans to expand its marketing and distribution activities to capitalize on the various opportunities presented by the manufacturing and engineering capabilities of EPI.

Engineered Plastics Industries, Inc.

1655 West 31st Street
Hialeah, Florida 33012
(305) 825-8494

      Engineered Plastics Industries, Inc., a Florida corporation, was incorporated on August 1, 2001. EPI designs, manufactures and distributes pharmaceutical food grade disposable plastic vials, which represents approximately 85% of its activities. The remaining 15% is comprised of ancillary filling and sealing machines that EPI designs, fabricates, assembles and sells or rents to pharmacies and other licensed providers of respiratory medicines. In addition to the development of vials for the pharmaceutical industry, EPI has started producing vials for veterinary application and plans to explore production of other types of vials and plastic containers for other industries that require disposable plastic containers that can be made utilizing its injection as well as its extrusion blow-molding capabilities.

Background of the Proposed Share Exchange

      The original plan for Newcourt was the maximizing of shareholder value through the acquisition and growth of privately held businesses. We were interested specifically in businesses that would provide Newcourt with unique business opportunities because they are undervalued and/or under-managed, but, nonetheless, generating revenues sufficient to cover debt service and provide the foundation for us to raise money in the public markets from a public offering of our common stock. To accomplish this goal, we purchased a public shell in 1999, which by the end of the current fiscal year will have been a public reporting company for two full years.

      On August 8, 2001, we entered into a non-binding letter of intent with Advanced Plastics Unlimited, Inc. (“Advanced Plastics”), a profitable plastics manufacturing company in operation for 40 years, to acquire its assets for $2.5 million in cash and notes. We provided Advanced Plastics with a $100,000 escrow deposit. Because we have been unable to secure the financing necessary to complete the acquisition, we forfeited the deposit.

      Mr. Jarrett, who invested considerable time and effort in the negotiations for the acquisition of the public shell and Advanced Plastics, is affiliated with QPI and EPI as a 50% shareholder of each company. Although QPI and EPI are start-up companies in the development stage and therefore do not fit our initial acquisition candidate profile in that neither company is yet profitable, we believe they offer a compelling opportunity for Newcourt.

      In arriving at this conclusion, we took into account the following factors:

•	Each company is in a medically related plastics field, of which we have a working knowledge.

•	Each company is operational.

•	Each company is developing relationships in its industry that could lead to further growth through acquisition and contract affiliations.

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•	We are familiar with the management of each company, which we know to agree with our business objectives.

      On September 3, 2002, our board of directors met to discuss our potential combination with QPI and EPI through a reverse share exchange, in which Newcourt would be the nominal acquirer of QPI and EPI and the current shareholders of QPI and EPI would obtain a controlling interest in Newcourt. Mr. Jarrett provided an overview of the proposal, indicating his belief that the combination of Newcourt, QPI and EPI would prove to be an attractive vehicle to underwriters making possible a public offering of our common stock to raise capital for investment in the business. He indicated his belief that the combined product lines of QPI’s pulmonary medications and EPI’s medical-grade plastic vials for dispensing such medications would elicit the required interest in today’s underwriting climate. After further discussion, the board approved a motion to pursue discussions with respect to a firm proposal for the combination with QPI and EPI, and Mr. Jarrett suggested that the directors visit QPI and EPI for an on-site inspection of their operations.

      In anticipation of the directors’ on-site inspection of QPI and EPI, Equity Management prepared and delivered to the directors a business summary of the proposal for the acquisition of QPI and EPI for their review. The summary presented the advantages and disadvantages of the proposed transaction, proposed an acquisition plan and provided an overview of the businesses of QPI and EPI.

      The advantages and disadvantages of the share exchange presented in the summary are outlined below under the sections captioned, “Reasons of Newcourt for the Share Exchange” and “Reasons of QPI and EPI for the Share Exchange.” In the summary, Equity Management concluded that QPI and EPI could acquire control of Newcourt through a business combination that would permit Newcourt to remain a reporting company with each of QPI and EPI becoming a public reporting subsidiary of Newcourt. The proposed share exchange will accomplish this purpose.

      The summary noted that although QPI and EPI are legally separate and independent entities, they are operationally integrated for production and marketing purposes, with QPI the marketing and distribution arm and EPI the production, research and development side of the integrated business. According to the summary, the companies currently generate combined sales at an annualized rate of approximately $1.2 million and expect to break even on operations as of December 31, 2002. Appendices H and J attached to this proxy statement contain pro forma financial information in connection with the proposed transaction and financial statements of each of QPI and EPI. The businesses of QPI and EPI are described elsewhere in this section of the proxy statement under the caption, “The Companies.”

      On September 27, 2002, immediately following a tour of the QPI and EPI facilities, the directors met in the offices of QPI and EPI. The directors discussed the merits of the proposed share exchange in detail, including a proposal to advance a loan to QPI and EPI to cover the legal and administrative costs required to consummate the proposed transaction. The board then unanimously approved in principle (i) the proposed transaction in the form of a reverse share exchange, subject to the negotiation of definitive agreements, (ii) the extension of a loan to QPI and EPI not to exceed $30,000 to underwrite the legal costs of the transaction to be repaid within 12 months and (iii) the nomination of Ronald LaPrade as a candidate for election to the Newcourt board of directors, subject to the approval of the proposed share exchange by our shareholders and the successful consummation of the combination of the three companies.

      On December 23, 2002, the directors held a special meeting to review and discuss the terms and conditions set forth in the Exchange Agreement, the forms of each of the Shareholders’ Agreement, the Registration Rights Agreement and the Employment Agreements for McIvan Jarrett and Ron LaPrade contemplated by the Exchange Agreement. In particular, the directors noted that as a result of the proposed share exchange, the combined share holdings of Messrs. Jarrett and LaPrade would represent approximately 90% of our outstanding voting power. After further discussion of this aspect of the proposed share exchange, the directors determined that this allocation of voting power between Messrs. Jarrett and LaPrade and our unaffiliated shareholders reflected the anticipated combined profits of QPI and EPI

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relative to the current market value of Newcourt. Accordingly, they reaffirmed that this allocation was fair to our shareholders (other than McIvan Jarrett) and in the best interest of our company.

Recommendation of our Board of Directors

      On December 23, 2002, after a review of the transaction documents and discussions of the terms and conditions of the proposed share exchange, our board of directors determined that the Exchange Agreement and the other transaction documents and the proposed share exchange contemplated by the Exchange Agreement were advisable, fair to and in the best interests of Newcourt and our shareholders. The board also determined that it would not seek an opinion from a third-party investment-banking firm as to the fairness of the proposed share exchange to our shareholders (other than McIvan Jarrett).

Reasons of Newcourt for the Share Exchange

      In reaching its conclusion, our board of directors considered several factors. The following factors were among the factors the board considered in favor of recommending the proposed share exchange:

•	Maintaining shareholder value in the combined companies;

•	Enhanced ability to approach investment bankers with a compelling story regarding operating companies in the medical products industry;

•	Retaining Newcourt management and integrating QPI and EPI personnel, and thereafter, directing the operations and marketing efforts of the two companies; and

•	Ability to fund the initial cash needs and future operations of QPI and EPI through a secondary public offering or private placement of shares of our common stock.

      The following factors weighed against the proposed transaction with QPI and EPI:

•	We will be obligated to assume debts of $1,160,000 as of September 30, 2002 for outstanding notes and equipment owned by QPI and EPI;

•	As of September 30, 2002, QPI and EPI had incurred a net loss of $241,511; and

•	As a result of the proposed share exchange, the number of shares of our common stock (assuming conversion of each outstanding share of Series A Preferred Stock into 45 shares of our common stock) will increase ten-fold from 10,599,998 shares to 105,999,994 shares, and the percentage ownership of the Company of each of our shareholders, other than Mr. Jarrett, will decrease by approximately 90%. For more information on the terms of the Series A Preferred Stock, see “Proposal 2 — Amendment and Restatement of the Articles of Incorporation” below.

Reasons of QPI and EPI for the Share Exchange

      On December 19, 2002, based upon a recommendation of the board of directors of each of QPI and EPI, the shareholders of each of QPI and EPI unanimously approved the Exchange Agreement and the transactions contemplated in the Exchange Agreement, determining they were advisable and in the best interests of each of QPI and EPI and their shareholders. In reaching this conclusion, the board of directors and shareholders of each of QPI and EPI considered that the proposed transaction would provide QPI and EPI with:

•	Immediate access to the public markets for funding continued operations and growth through a public offering or private placement of Newcourt’s common stock;

•	Utilization of approximately $200,000 of cash immediately available from Newcourt to prepare SEC filings, secure an underwriter, secure a listing on The Nasdaq Stock Market, Inc. and inform the investing public of the QPI and EPI operations in the pharmaceutical and medical products industry; and

•	Future facilitation of additional acquisitions using Newcourt’s publicly traded common stock.

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Interests of Certain Persons in the Share Exchange

      Through his interest in Equity Management, Mr. Jarrett, our President, Chief Executive Officer and Treasurer, currently beneficially owns 2,662,476 shares of our common stock, which represents 24.07% of the issued and outstanding shares of our common stock. Following the share exchange, Mr. Jarrett, by virtue of his 50% interest in each of QPI and EPI, will receive 50% of the newly issued shares of our common stock or 2,699,998 shares, increasing his beneficial ownership of our common stock to 5,362,474 shares or 32.58% of the aggregate number of 16,459,484 shares that will be issued and outstanding if the proposed shares exchange is consummated.

      Mr. Jarrett will also receive 1,000,000 newly issued shares of Series A Preferred Stock, each share of which will have 45 votes. As a result, assuming the proposed share exchange is consummated, of the 106,459,484 votes that will then be outstanding, Mr. Jarrett will be entitled to cast 50,362,474 votes on each matter that is proposed to our shareholders, which will represent 47.31% of the total votes that can be cast on any matter.

Terms of the Series A Preferred Stock

      The following description contains information regarding certain provisions of the Second Amended and Restated Articles of Incorporation of Newcourt. This description is qualified in its entirety by reference to the complete text of the proposed Second Amended and Restated Articles of Incorporation, a copy of which is attached to this proxy statement as Appendix C and is incorporated herein by reference. All shareholders are urged to read carefully the proposed articles of incorporation in their entirety.

      The terms not otherwise defined in this summary or elsewhere in this proxy statement have the meanings set forth in the Second Amended and Restated Articles of Incorporation.

      Number. The Company currently has 5,000,000 shares of preferred authorized for issuance. Of these undesignated shares of preferred stock, under the terms of the proposed share exchange, 2,000,000 shares of our preferred stock will be designated “Series A Convertible Preferred Stock” and 3,000,000 shares will remain undesignated.

      Dividends. Holders of shares of Series A Preferred Stock will be entitled to receive cumulative dividends, in preference to all holders of Company securities junior in rights, preferences and privileges to the Series A Preferred Stock, at the rate of 7% per annum. The dividends will be payable either in cash or in shares of our common stock at the discretion of our board of directors and calculated, if to be paid in shares, on the sum of the shares of outstanding Series A Preferred Stock and all accumulated but unpaid dividends and, if to be paid in cash, on the fair market value of such shares and unpaid dividends. The dividends will begin to accrue on the first anniversary of the issuance of the Series A Preferred Stock to the shareholders of QPI and EPI, whether or not dividends are declared by our board of directors and whether or not there are funds legally available for payment of dividends. The dividends will represent 90% of all the dividends that we will declare or pay during any calendar year, except that if any portion of the Series A Preferred Stock is converted into shares of our common stock, the Series A Dividend Percentage will be reduced proportionately.

      Voluntary Conversion. The holders of Series A Preferred Stock may elect to convert each share of their Series A Preferred Stock into 45 shares of our common stock at any time over the three-year Conversion Period, beginning on the date of issuance of the Series A Preferred Stock, provided that no more than 50% of the then outstanding Series A Preferred Stock is converted during any twelve-month portion of the Conversion Period.

      Adjustments. The Series A Preferred is adjustable upon the occurrence of subdivisions, combinations of our common stock and in the event of reclassification, merger, recapitalization, exchange or other similar transaction or dilutive issuance of Company securities.

      Voting. At any meeting of our shareholders (and for written actions in lieu of meetings), a holder of outstanding shares of Series A Preferred Stock will be entitled to cast the number of votes equal to the

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number of whole shares of our common stock into which the shares of Series A Preferred Stock held by the holder are then convertible multiplied by a factor of 9.

Transaction Documents

      The following description contains information regarding certain provisions of the Exchange Agreement, the form of Shareholders’ Agreement, the form of Registration Rights Agreement and the forms of Employment Agreements. This description is qualified in its entirety by reference to the complete text of each of the transactions documents, copies of which are attached to this proxy statement as Appendices A and D through G, respectively, and are incorporated herein by reference. All shareholders are urged to carefully read the transaction documents in their entirety.

      The terms not otherwise defined in this summary or elsewhere in this proxy statement have the meanings set forth in the transaction documents.

Exchange Agreement

      The Share Exchange. Subject to the terms and conditions of the Exchange Agreement, at the Closing (as defined below), the Company agrees to deliver the Company Shares to the Shareholders in exchange for the delivery by the Shareholders to the Company of the QPI/EPI Shares.

      The Closing. The closing (the “Closing”) of the share exchange is scheduled to take place at the offices of Edwards & Angell, LLP, located at 350 East Las Olas Boulevard, Suite 1150, Ft. Lauderdale, Florida 33301-4215 as soon as practicable after the meeting, provided that our shareholders have approved the proposed share exchange and the amendment and restatement of our articles of incorporation (the “Closing Date”).

      Representations and Warranties. The Exchange Agreement contains various representations and warranties of the Company including, among others, representations and warranties related to corporate organization and similar corporate matters; capitalization; filing of SEC reports; the accuracy of certain financial statements provided to QPI and EPI; absence of certain changes; absence of undisclosed liabilities; corporate authority to enter into the Exchange Agreement and consummate the contemplated transactions, subject to shareholder approval; absence of conflicts; absence of required consents; absence of untrue statements of material fact or any material omission of any fact in the Company’s representations and warranties; absence of current business; compliance with law; the documents to be provided to the Shareholders; and the securities to be delivered to the Shareholders at the Closing.

      The Exchange Agreement contains various representations and warranties of the Shareholders, QPI and EPI including, among others, representations and warranties related to corporate organization and similar corporate matters, capital structure, authority to enter into the Exchange Agreement and consummate the contemplated transactions, absence of conflicts, absence of untrue statements of material fact or any material omission of any fact in the information supplied in connection with this proxy statement or the Exchange Agreement, litigation, the accuracy of the audited financial statements for the fiscal year ended December 31, 2002 and the unaudited financial statements for the nine-month period ended September 30, 2002 furnished by QPI and EPI to the Company, receivables, compliance with laws, material contracts and other business information, intellectual property rights, real property, assets, taxes and tax returns and environmental compliance.

      The Exchange Agreement contains various representations and warranties of each of the Shareholders including, among others, representations and warranties related to title to the QPI/EPI Shares, ownership of 100% of the issued and outstanding QPI and EPI securities, absence of registration of the Company Shares under the federal and state securities laws, no reliance on tax advice from the Company in connection with the proposed share exchange and the investment intent of the Shareholders with respect to the Company Shares.

      All representations and warranties contained in the Exchange Agreement will survive the Closing for a period of 24 months after the Closing.

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      Indemnification. QPI, EPI and each of the Shareholders (each either the indemnifying party or indemnified party, as the case may be), jointly and severally, agree to indemnify the Company Indemnitees, and the Company agrees to indemnify the Indemnitees, from and against any and all losses and claims sustained or incurred by the indemnified party or parties in connection with, arising out of or relating to (i) any breach of, or any false or misleading, representation, warranty, covenant or agreement made by the indemnifying party or parties in the Exchange Agreement or any exhibit, schedule or document delivered to the indemnified party or parties pursuant to the Exchange Agreement and (ii) any and all costs and expenses incurred by the indemnified party or parties.

      An Indemnified Party is required to provide a Notice of Claim promptly, but in any event within 30 days after obtaining knowledge of any claim that may give rise to indemnification rights under the Exchange Agreement. Notwithstanding anything to the contrary contained in the Exchange Agreement, the Company shall not have any liability for indemnification to the Indemnitees as to which the Company has not received a Notice of Claim within a period of 24 months following the Closing. In addition, if the claim or demand set forth in the Notice of Claim is a Third Party Claim, the Indemnifying Party has the right, if it satisfies certain conditions, to defend the Third Party Claim on behalf of the Indemnified Party.

      Conditions to the Proposed Share Exchange. Under the terms of the Exchange Agreement, the closing of the proposed share exchange will be subject to the satisfaction of the following conditions:

•	There will have been no material adverse change in the operating results, assets or liabilities of each of QPI and EPI;

•	The holders of not more than 15% of the outstanding shares of our common stock will seek to exercise dissenters’ rights; and

•	The form of Second Amended and Restated Articles of Incorporation of Newcourt will have been approved by our shareholders.

      Documents to Be Delivered at Closing. At the Closing, the Company is required to deliver (i) minutes of the board of directors authorizing the issuance of share certificates for the Company Shares to the Shareholders and a board resolution appointing Mr. LaPrade as the Shareholders’ designated board representative; (ii) an employment agreement for Mr. Jarrett as President and Chief Executive Officer of each of the Company, QPI and EPI; (iii) an employment agreement for Mr. LaPrade as Chairman of the Company’s board of directors and Chief Operating Officer of the Company, QPI and EPI (collectively, the “Employment Agreements”); (iv) the Shareholders’ Agreement and the Registration Rights Agreement to be executed by the Company and each of the Shareholders; (v) any SEC reports filed after the signing of the Exchange Agreement; (vi) all of the business and corporate records of the Company; an officer’s certificate certifying (A) the truth and completeness of the representations and warranties of the Company as of the Closing, (B) the board resolutions relating to the proposed share exchange, and (C) the authority of the signatory of the Exchange Agreement to sign it on behalf of the Company; and (vii) a copy of the Second Amended and Restated Articles of Incorporation certified by the Florida Secretary of State.

      At the Closing, the Shareholders, QPI and EPI are required to deliver (i) share certificates representing 100% of the issued and outstanding QPI/EPI Shares; (ii) consents signed by the Shareholders consenting to the terms of the Exchange Agreement; (iii) an officer’s certificate certifying (A) the truth and completeness of their respective representations and warranties as of the Closing, (B) the board resolutions relating to the proposed share exchange, and (C) the authority of the signatory of the Exchange Agreement to sign it on behalf of the Shareholders, QPI and EPI; (iv) the Shareholders’ Agreement and Registration Rights Agreement; and (v) the Employment Agreements.

Shareholders’ Agreement

      The Shareholders’ Agreement to be delivered at the Closing by the Company and the Shareholders will grant (i) to the Shareholders a right of first refusal during the 36 months following the Closing with respect to the shares or assets of QPI and/or EPI if during this period the Company proposes to sell or

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transfer such shares or assets to a third party, provided that a Shareholder owns at least 10% of the issued and outstanding shares of Series A Preferred Stock at the time of the proposed sale or transfer; and (ii) to each Shareholder a right of first offer with respect to the shares of Series A Preferred Stock held by any other Shareholder if such Shareholder proposes to dispose of all or a portion of his, her or its shares to a third party. The Shareholders’ Agreement will terminate if (i) any one Shareholder owns all the issued and outstanding shares of Series A Preferred Stock; (ii) the Company files for bankruptcy or is dissolved; or (iii) all the Shareholders agree to terminate the Shareholders’ Agreement.

Registration Rights Agreement

      The Registration Rights Agreement to be delivered at the Closing by the Company and the Shareholders provides the Shareholders with the right to request two registrations of Registrable Securities with the SEC on a registration statement on Form S-3 and unlimited “piggyback” registration rights with respect to registrations of Common Stock (as defined therein). The term “Registrable Securities” is defined not to include any shares of Common Stock (as defined therein) that are eligible for resale pursuant to Rule 144 under the Securities Act of 1933, as amended.

Employment Agreements

      Under the terms of the employment agreements with Newcourt attached to this proxy statement as Appendix F and Appendix G, Mr. Jarrett will be employed as President and Treasurer and Mr. LaPrade will be employed as Chairman of the Board of Directors and Chief Operating Officer. In all other respects, the employment agreements are identical and contain the following terms:

•	An initial three-year term of employment that automatically renews for an additional term of one year after the initial three-year term,

•	Base salary of $60,000 in the first year, which will be increased by $50,000 for each of the next two years, provided that the Company meets its annual performance goals, which are approved by the Board of Directors. Such increase may be paid in cash or Company stock,

•	An annual bonus equal to three-percent of the Company’s pre-tax profits,

•	Four weeks paid vacation,

•	Termination of employment by the Company without cause. The Company will be required to continue to pay the employee’s base salary through the remaining term of employment and all unvested stock options immediately vest,

•	Termination of employment by the Company with cause (as defined in each agreement) or upon death or disability. In the event of termination for cause, the Company will be required to pay the employee’s unpaid base salary up to the date of termination. In the event of termination due to the employee’s disability, the employee will be eligible to receive a termination payment equal to six months’ base salary in the sole and absolute discretion of the Company’s board of directors, based on the Company’s available cash flow. In the event of death, the employee’s estate will be entitled to receive any unpaid amounts of base compensation and bonus earned up to the date of death,

•	Termination of employment by the employee for good reason (as defined in each agreement). The Company will be required to continue to pay the employee’s base salary through the remaining term of employment and all unvested stock options immediately vest, and

•	Standard non-disclosure and non-competition provisions.

Management of Newcourt, QPI and EPI After the Closing

      After consummation of the proposed share exchange, Mr. Jarrett will continue to serve in his current capacity as President and Treasurer of Newcourt. Mr. Jarrett will also continue to serve as President, Chief Financial Officer and Treasurer of each of QPI and EPI until a qualified successor is hired. Upon

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consummation of the proposed share exchange, subject to shareholder approval, Mr. LaPrade will join our board of directors and will serve as the Chairman of the Board and our Chief Operating Officer. Mr. LaPrade will also serve as Chief Operating Officer of each of QPI and EPI. Biographical information concerning Messrs. Jarrett and LaPrade is set forth below under the caption, “Proposal 3. Election of Directors — Information Concerning Nominees.”

Dissenters’ Rights

      Holders of our common stock are entitled to dissenters’ rights under Sections 607.1301, 607.1302 and 607.1320 of the FBCA, in connection with the proposed share exchange. This proxy statement shall constitute notice to the shareholders of the ability of the shareholders to dissent from approval of the share exchange. The applicable statutory provisions of the FBCA are attached to this proxy statement as Appendix B. The following discussion is not a complete statement of the law pertaining to dissenters’ rights under the FBCA and is qualified in its entirety by the full text of Sections 607.1301, 607.1302 and 607.1320 of the FBCA attached to this proxy statement as Appendix B. Any shareholder who wishes to exercise such dissenters’ rights or who wishes to preserve his right to do so, should review the following discussion and Appendix B carefully because failure to timely and properly comply with the procedures specified will result in the loss of dissenters’ rights under the FBCA.

      All references in Sections 607.1301, 607.1302 and 607.1320 and in this section to a “shareholder” are to the record holders of our common stock as to which dissenters’ rights are asserted. A person having a beneficial interest in common stock that is held of record in the name of another person, such as a broker or nominee, must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner to perfect whatever dissenters’ rights the beneficial owner may have. Holders of our common stock who follow the procedure set forth in Section 607.1320 of the FBCA (“Section 607.1320”) will be entitled to receive payment of the “fair value” of such common stock. Section 607.1301 of FBCA (“Section 607.1301”) defines “fair value” to be the value of the common stock as of the close of business on the date prior to the date of shareholder approval of Proposal 1.

      Within 20 days after receipt of the proxy statement, any shareholder who elects to dissent must file with the Company a notice of such election, stating his name and address, the number of shares of common stock as to which he dissents, and a demand for payment of the fair value of his common stock. Any shareholder filing an election to dissent shall deposit his stock certificates with the Company simultaneously with the filing of the election to dissent.

      Only a holder of record of our common stock is entitled to assert dissenters’ rights for the common stock registered in that holders’ name. A notice of intent to demand payment for common stock must be executed by or on behalf of the holder of record, fully and correctly, as the holder’s name appears on the stock certificate(s). If the common stock is owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of the notice should be made in that capacity, and if the common stock is owned of record by more than one person, as in a joint tenancy or tenancy in common, the notice should be executed by or on behalf of all joint owners. An authorized agent, including one or two or more joint owners, may execute a notice on behalf of a holder of record; however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the notice, the agent is acting as agent for such owner or owners. A record holder, such as a broker, who holds common stock as nominee for several beneficial owners may exercise dissenters’ right with respect to the common stock held for one or more beneficial owners while not exercising such rights with respect to the common stock held for other beneficial owners. In such case, the notice should set forth the number of shares of our common stock as to which dissenters’ rights are sought. Where no number of shares of common stock is expressly mentioned, the demand will be presumed to cover all common stock held in the name of the record owner.

      Within 10 days after the expiration of the period in which shareholders may file their notices of election to dissent, the Company shall make a written offer to each dissenting shareholder who has made a demand as provided in Section 607.1320 to pay an amount the Company estimates to be the fair value for

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such common stock. The fair value determined will reflect the value of the common stock on the date prior to the date of adoption of Proposal 1.

      Any shareholder who has duly filed a notice of election to dissent in compliance with Section 607.1320 will thereafter be entitled only to payment of the fair value of his common stock and will not be entitled to vote or to exercise any other rights of a shareholder. A notice of election may be withdrawn in writing by the shareholder at any time before an offer is made by the Company to pay for his common stock. After such offer, no such notice of election may be withdrawn unless the Company consents thereto.

      If within 30 days after the making of such offer by the Company, any shareholder accepts the same, payment for his common stock will be made within 90 days after the making of such offer. Upon payment of the agreed value, the dissenting shareholder will cease to have any interest in such common stock.

      If the Company fails to make an offer for the fair value of the common stock within the period specified above, or if the Company makes the offer and any dissenting shareholder or shareholders fail to accept the same within the period of 30 days thereafter, then the Company, within 30 days after receipt of written demand from any dissenting shareholder given within 60 days after the date of adoption of Proposal 1, shall, or at its election at any time within such period of 60 days may, file an action in any court of competent jurisdiction in Miami-Dade County, Florida requesting the fair value of such common stock to be determined. The court shall also determine whether each dissenting shareholder, as to whom the Company requests the court to make such determination, is entitled to receive payment for his common stock. If the Company fails to institute such a proceeding, any dissenting shareholder may do so in the name of the Company. All dissenting shareholders (whether or not residents of the State of Florida), other than shareholders who have agreed with the Company as to the value of their common stock, shall be made parties to the proceeding. The Company must pay to each dissenting shareholder the amount found to be due him within 10 days after final determination of the proceedings. Upon payment of the judgment, the dissenting shareholders will cease to have any interest in such common stock.

      Shareholders considering seeking dissenters’ rights should be aware that any judicial determination of the “fair value” of our common stock can be based on numerous considerations, including, but not limited to, the market value of our common stock prior to the adoption of Proposal 1 and the net asset value and earnings value of the Company. The costs and expenses of any judicial proceeding will be determined by the court and will be assessed against the Company, but all or any part of such costs and expenses may be apportioned and assessed as the court deems equitable against any or all of the dissenting shareholders who are parties to the proceeding, to whom the Company has made an offer to pay for the common stock, if the court finds that the action of such shareholders in failing to accept such offer was arbitrary, vexatious or not in good faith.

      Failure to follow the steps required by Section 607.1320 for perfecting dissenters’ rights may result in the loss of such rights, in which event a shareholder will not be entitled to seek any cash consideration in exchange for his shares.

      All shareholders are urged to review the attached Appendix B, setting forth the applicable FBCA statute with respect to a shareholder’s dissenters’ rights.

Regulatory Approvals

      The Company and each of QPI and EPI believe that consummation of the proposed share exchange does not require any regulatory approvals.

Certain Federal Income Tax Consequences

      It is intended that the proposed share exchange will qualify as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. It is not expected that the Share Exchange will result in any federal income tax consequences to the Company’s shareholders other than any shareholders exercising dissenters’ rights under the FBCA.

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Accounting Treatment

      The proposed share exchange will be accounted for as a stock for stock exchange, which will be treated as a recapitalization of QPI and EPI. Accordingly, there will be no change in the recorded amount of either QPI’s or EPI’s assets and liabilities.

Vote Required

      If a quorum is present at the meeting, the affirmative vote of a majority of the issued and outstanding shares of our common stock prior to the share exchange is required to approve the Exchange Agreement and the proposed share exchange.

      THE BOARD OF DIRECTORS HAS APPROVED THE EXCHANGE AGREEMENT AND SHARE EXCHANGE (SUBJECT TO SHAREHOLDER APPROVAL) AND RECOMMENDS A VOTE “FOR” APPROVAL OF THE EXCHANGE AGREEMENT AND SHARE EXCHANGE.

      IN THE EVENT THAT THE EXCHANGE AGREEMENT IS NOT APPROVED BY THE SHAREHOLDERS AT THE MEETING, MR. LAPRADE WILL NOT JOIN THE BOARD OF DIRECTORS IF ELECTED. SIMILARLY, THE EXCHANGE AGREEMENT MAY BE TERMINATED IF THE PROPOSED SECOND AMENDED AND RESTATED ARTICLES OF INCORPORATION ARE NOT APPROVED AT THE MEETING.

PROPOSAL 2

AMENDMENT AND RESTATEMENT OF THE ARTICLES OF INCORPORATION

      The Company’s board of directors has unanimously approved and declared advisable to amend and restate our articles of incorporation to (i) increase the number of authorized shares of our common stock from 50,000,000 shares to 200,000,000 shares and (ii) designate the preferences, limitations and relative rights of the Series A Preferred Stock. The form of Second Amended and Restated Articles of Incorporation (the “Proposed Charter”) adopted by the board of directors and recommended to our shareholders is attached as Appendix C of this proxy statement.

      Holders of our common stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company. As a result, the issuance of additional shares of our common stock to Messrs. Jarrett and LaPrade if the proposed share exchange is consummated, or otherwise, will reduce the percentage ownership interest of our shareholders, other than Mr. Jarrett, in the total outstanding shares of our common stock.

      Pursuant to the terms of the Exchange Agreement, if the shareholders approve this proposal, the Company will issue 5,399,996 shares of our common stock to Messrs. Jarrett and LaPrade at the closing of the proposed share exchange. Because each share of the Series A Preferred Stock will be convertible into 45 shares of our common stock, the 2,000,000 shares of Series A Preferred Stock to be issued to Messrs. Jarrett and LaPrade at the closing will be convertible into 90,000,000 shares of our common stock in accordance with the terms of the Proposed Charter and, therefore, significantly dilute the ownership percentage of our shareholders (other than Mr. Jarrett).

      Additionally, each outstanding share of Series A Preferred Stock will be entitled to nine votes at each shareholders’ meeting with respect to any and all matters presented for the action or consideration of our shareholders. As a result of the conversion and voting rights of the Series A Preferred Stock, the voting power of each of our shareholders (other than Mr. Jarrett) will be reduced by approximately 67% and the percentage ownership of each of our shareholders (other than Mr. Jarrett), assuming conversion of all the outstanding shares of Series A Preferred Stock, will be reduced by approximately 90%. As a result of the dividend preference of the Series A Preferred Stock, any dividends declared by our board of directors that the board decides to pay in shares of our common stock will further dilute the percentage ownership of our holders of common stock (other than Mr. Jarrett) and their voting power.

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      Under the terms of the Proposed Charter, the holders of Series A Preferred Stock will have the right to receive dividends at the rate of 7% per annum in preference to holders of our common stock. The terms of such dividends provide that the holders of Series A Preferred Stock will receive up to 90% of all the dividends that we declare during any calendar year, with the dividend percentage being proportionately reduced as the Series A Preferred Stock is converted into common stock. As a result, the issuance of the Series A Preferred Stock will limit the dividend rights of the holders of our common stock (other than Mr. Jarrett).

      The preferences, limitations and relative rights of the 2,000,000 shares of Series A Preferred Stock to be issued to each of Messrs. Jarrett and LaPrade under the terms of the proposed share exchange are more fully described elsewhere in this proxy statement under the caption, “Proposal 1 — The Exchange Agreement and Share Exchange — Terms of the Series A Preferred Stock.” Under the FBCA, our board of directors may designate and issue the remaining 3,000,000 undesignated shares of our preferred stock without obtaining the approval of our shareholders.

      If the proposed share exchange is not completed, approval of the Proposed Charter will not alter the current number of issued and outstanding shares of our common stock. If the proposed share exchange is completed, we will issue 5,399,996 shares of common stock and reserve for issuance an additional 90,000,000 shares of common stock upon conversion of the Series A Preferred Stock. Together with the 11,059,488 shares of common stock currently issued and outstanding, a total of 106,459,484 shares of our common stock would be issued or reserved for issuance if we complete the proposed share exchange. The proposed increase in the number of authorized shares of common stock to 200,000,000 shares would, therefore, allow us to issue, without further shareholder approval, the remaining 93,540,516 shares of common stock from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes.

      One of the effects of the Proposed Charter, if adopted, might be to enable the board of directors to render it more difficult to, or discourage an attempt to, obtain control of the Company by means of a merger, tender offer, proxy contest or otherwise, and thereby protect the continuity of present management. The board of directors would, unless prohibited by applicable law, have additional shares of our common stock available to effect transactions (such as private placements) in which the number of our outstanding shares would be increased and would thereby dilute the interest of any party attempting to gain control of the Company. Such action could discourage an acquisition of the Company that may be beneficial to our shareholders.

Vote Required

      If a quorum is present at the meeting, the votes cast in favor of approval must exceed the votes cast in opposition to approval in order to approve the amendment and restatement of our articles of incorporation.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION OF THE COMPANY.

PROPOSAL 3

ELECTION OF DIRECTORS

Board of Directors

      The business of the Company is managed under the direction of our board of directors. It has responsibility for establishing broad corporate policies and for the overall performance of the Company. Six directors are to be elected at the meeting to serve until their successors are elected and qualified or until their prior resignation or removal. If Mr. LaPrade is elected, he will take his seat on the board only if the

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proposed share exchange is approved and the transaction is completed. Proxies not marked to the contrary will be voted in favor of the election of each named nominee.

Information Concerning Nominees

      The following table sets forth certain information regarding each director and nominee for director:

Name	Age	Positions With The Company

McIvan A. Jarrett	50	Director, President and Treasurer
Jerrold Brooks	69	Director, Executive Vice President and Secretary
Nelson Futch	77	Director, Vice President and Assistant Secretary
Cedric Cordell Adams, M.D.	43	Director
James Jaffe	48	Director
Ronald LaPrade	57	Nominee

      McIvan A. Jarrett has been one of the Company’s directors since March 2, 2001, and has served as the Company’s President and Treasurer since such time. Mr. Jarrett is the founder and is currently and has been since 1990, the President of Equity Holding Group, Inc (“EHG”). EHG is a private investment management company with equity interests in the industrial manufacturing and consumer products industries. Mr. Jarrett is also a managing member of Equity Management, as well as the founder and President of Epitomi, Inc., a manufacturer and distributor of consumer personal and hair care products. Mr. Jarrett serves as a Director of Engineered Castings, Inc., a manufacturer of traffic signal hardware and custom metal molded products for a variety of industries. From April 1997 to September 1999, Mr. Jarrett was a managing director of Baytree Investors, Inc., a private international merchant-banking firm with over 60 offices worldwide engaged in the acquisition, development and sale of large-sized companies. Mr. Jarrett obtained his Bachelor of Science Degree in Economics from the University of Sierra Leon in 1976 and a Masters Degree in Business Administration from the University of Miami in 1987.

      Jerrold Brooks has been one of the Company’s directors since March 2, 2001, and has served as the Company’s Executive Vice President and Secretary since such time. Mr. Brooks is also a managing member of Equity Management. Since 1986, Mr. Brooks has been a self-employed private financial and management consultant to emerging and mature companies in the areas of strategic growth planning, operations and management information systems and financial management. Mr. Brooks obtained a degree in Business Administration from City University of New York, Baruch School of Business Administration in 1964.

      Nelson Futch has been one of the Company’s directors since March 2, 2001 and has served as the Company’s Vice President since such time. Mr. Futch is also a member of Equity Management. From June 1995 to November 1998, Mr. Futch served as a board member and the Vice President of Communications for Tel3, Inc., a long distance telephone service reseller. Tel3, Inc. filed a voluntary petition for protection from creditors under Chapter 11 of the U.S. Bankruptcy Code in the fall of 1998. Mr. Futch obtained a degree in Journalism from Temple University in 1947.

      Cedric Cordell Adams, M.D. has been one of the Company’s directors since July 18, 2001. Dr. Adams has been a private medical practitioner and investor since 1986 and a doctor of ophthalmology licensed in Texas and California. Dr. Adams earned his medical degree in 1986 from Baylor College of Medicine, and is a member of the American Medical Association, American Academy of Ophthalmology, California Association of Ophthalmology, Texas Medical Association, the Dallas County Medical Society and the Contact Lens Association of Ophthalmology.

      James Jaffe has been one of the Company’s directors since July 18, 2001. Mr. Jaffe has over 25 years of executive level business, marketing and sales management experience. Since 1988, Mr. Jaffe has been a senior executive responsible for all major department store marketing, merchandising and sales management for Jockey International, Inc. Mr. Jaffe earned his B.S. degree in Business Administration with a major in marketing from Rider University in 1977.

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      Ronald LaPrade currently serves as the Chief Operating Officer of each of QPI and EPI. From 1988 until October 2001, Mr. LaPrade was a member of the management team of Noven Pharmaceuticals, Inc. (Nasdaq: NOVN), a leader in the development and manufacture of advanced transdermal drug delivery products and technologies and prescription transdermal products, most recently serving as the company’s Director of Plant & Development Engineering. Mr. LaPrade holds a B.S. degree in Engineering from North Carolina State University and earned a Masters degree in Polymer Engineering in 1976. Mr. LaPrade holds six product and process technology patents.

Board Meetings and Committees

      The board of directors held four board meetings during the fiscal year ended December 31, 2002, and each director attended at least 75% of such meetings. The Company does not presently have audit, nominating and compensation committees of the board of directors.

Compensation of Directors

      Directors do not receive any compensation for serving on the board of directors.

Certain Transactions

      Our corporate headquarters are located at 12400 SW 134th Court, Suite 11, Miami, Florida 33186, which also serves as the corporate headquarters of Equity Holdings Group, Inc., an affiliate of Equity Management, the principal shareholder of the Company. McIvan Jarrett and Jerrold Brooks, two of our officers, serve as the managing members of Equity Management, and Nelson Futch, another officer of the company, is a member of Equity Management. In April 2001, we entered into a month-to-month agreement with Equity Holdings Group, Inc., pursuant to which Equity Holdings Group will pay a $200 monthly flat fee to occupy the premises and for secretarial and administrative support services.

      On February 14, 2001, we executed two promissory notes in the amount of $290,250 and $100,000, respectively, for an aggregate principal amount of $390,250, each in favor of Equity Management at an interest rate of 7% per annum with a maturity date of February 15, 2004. We used the proceeds of the notes to provide working capital generally and specifically to cover the expenses of the business combination with Equity Management by means of which Newcourt Capital Holdings, Inc. became our wholly owned subsidiary and Equity Management acquired a total of 9,200,000 shares of our common stock from us and Goldco pursuant to the terms of an exchange agreement dated March 2, 2001. See “Security Ownership of Certain Beneficial Owners and Management — Change of Control” above. As of December 23, 2002, we had made no payments on the notes and the aggregate outstanding principal and interest due on the notes was $459,490. At the special meeting of our board of directors convened on December 23, 2002, upon the recommendation of Equity Management, the directors approved the conversion of the full amount of the principal and interest on the notes outstanding into shares of our common stock at $1.00 per share. Accordingly, the notes were converted into 459,490 shares of our common stock as of December 23, 2002.

      On April 30, 2002, we sold 400,000 shares of our common stock to James Jaffe, one of our directors and nominee for election as director at this meeting, at a price of $.15 per share for an aggregate investment of $60,000.00. At the same time, we sold 66,666 shares of our common stock to each of Robin Jaffe, Mr. Jaffe’s wife, Randee Brown, Mrs. Jaffe’s sister, and Michael Blutman, Mrs. Jaffe’s brother, at a price of $.15 per share for a total investment of $10,000.00 by each of these members of Mr. Jaffe’s immediate family. The total investment by Mr. Jaffe, Mrs. Jaffe, Ms. Brown and Mr. Blutman was $90,000.00.

Executive Compensation

      In April 2001, the Company entered into month-to-month independent contractor agreements with McIvan Jarrett, Jerrold Brooks and Nelson Futch, the Company’s executive officers, pursuant to which such officers receive compensation of $1,000 per month, $200 per month and $100 per month, respectively,

26

for their services. If the proposed share exchange is consummated, the Company will enter into an employment agreement with each of Messrs. Jarrett and LaPrade providing for, among other things, salaries deemed to be fair and reasonable to the Company and our shareholders by our board of directors. See “Proposal 1 — The Exchange Agreement and Share Exchange — Transaction Documents” above for a summary of the terms of the employment agreements.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Exchange Act requires our directors and executive officers and persons who beneficially own more than ten percent (10%) of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and the other equity securities of the Company. Officers, directors and persons who beneficially own more than 10% of a registered class of the Company’s equity securities are required by the regulations of the SEC to furnish the Company with copies of all Section 16(a) forms they file.

      To the Company’s knowledge, based solely on review of these filings and written representations from the directors and officers, as of December 31, 2002, Cedric Cordell Adams, M.D. and James Jaffe had each failed to file a Form 3 when each of them became directors of the Company; and Equity Management Partners, LLC had failed to file a Form 4, to report one transaction on its behalf as a 10% holder and on behalf of its members, Messrs. Jarrett, Brooks and Futch, who serve as directors and officers of the Company.

Audit Fees

      The aggregate audit fees (including out-of-pocket costs) billed by Sharpton, Brunson & Company, P.A. (“Sharpton, Brunson”) for its review of the Company’s financial statements during the fiscal year ended December 31, 2001 were $10,250.00. During the fiscal year ended December 31, 2002, Sharpton, Brunson billed $5,260 for its review of the Company’s financial statements included in its Quarterly Reports on Form 10-QSB. The Company dismissed Sharpton, Brunson on March 6, 2003 and retained the accounting firm of Daszkal Bolton LLP (“Daszkal Bolton”) as of March 7, 2003. The aggregate audit fees (including out-of-pocket costs) billed by Daszkal Bolton for its review and audit of the Company’s financial statements included in its Annual Report on Form 10-KSB for the year ended December 31, 2002 were $7,000.00.

Audit-Related Fees

      Neither Sharpton, Brunson nor Daszkal Bolton billed the Company for audit-related fees for the fiscal years ended December 31, 2001 and 2002.

Tax Fees

      During the fiscal year ended December 31, 2002, Sharpton, Brunson billed the Company $500.00 for tax fees.

All Other Fees

      During the fiscal year ended December 31, 2001, Sharpton, Brunson billed the Company a total of $2,000.00 for consulting services. During the fiscal year ended December 31, 2002, Sharpton, Brunson billed the Company $175.00 for consulting services.

Vote Required

      The affirmative vote of a plurality of the shares of our common stock that are voted at the meeting is required to elect the nominees to our board of directors.

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      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH PERSON NOMINATED TO SERVE AS A DIRECTOR OF THE COMPANY.

INDEPENDENT AUDITORS

      Daszkal Bolton currently serves as our independent auditors. A representative of Daszkal Bolton is expected to be present at the meeting to make a statement, if he desires to do so, and to respond to appropriate questions.

      We dismissed Sharpton, Brunson on March 6, 2003, and our board of directors engaged Daszkal Bolton as of March 7, 2003 to replace Sharpton Brunson. Sharpton Brunson’s report on our financial statements for the fiscal year ended December 31, 2001 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. The decision to dismiss Sharpton Brunson was recommended and approved by our board of directors.

      During each of our fiscal years ended December 31, 2001 and 2002 and the interim period through March 6, 2003, there were no disagreements with Sharpton Brunson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Sharpton Brunson, would have caused Sharpton Brunson to make reference to the subject matter of the disagreements in connection with its reports on our financial statements for such year. We have authorized Sharpton Brunson to respond fully to the inquiries, if any, of Daszkal Bolton with regard to any accounting or financial matters relating to the Company.

      Our board of directors has selected Daszkal Bolton as the principal accountant for the current fiscal year ending December 31, 2003.

SHAREHOLDER PROPOSALS

      Any shareholder who intends to present a proposal at our 2004 annual meeting of shareholders and wishes to have their proposal included in our proxy statement for that meeting, must deliver the proposal, not exceeding 500 words in length, to the Secretary of the Company in writing not later than December 16, 2003.

      Shareholders who wish to present a proposal at the 2003 meeting, other than one that will be included in the proxy materials, must notify us no later than March 1, 2004 of such a proposal. If a shareholder notifies us in a timely fashion, the proxies solicited by our board of directors will confer discretionary voting authority on the persons named as proxy and such persons may exercise discretionary voting authority under circumstances consistent with the rules of the SEC. If a shareholder who wishes to present a proposal fails to notify us by March 1, 2004, the shareholder shall not be entitled to present the proposal at the meeting. Notwithstanding the failure to notify us in a timely fashion, if the proposal is brought before the meeting, then the proxies solicited by our board of directors will confer discretionary voting authority on the persons named as proxy in the proxy materials for the 2004 meeting.

OTHER MATTERS

      As of the date of this proxy statement, we know of no other business to be presented for action at the meeting and do not intend to present any other matters. However, if any other shareholder proposals or other business should come before the meeting, the persons named in the enclosed proxy (or their substitutes) will have discretionary authority to take such action as shall be in accordance with their best judgment.

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PROXY SOLICITATION COSTS

      All costs of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, our officers, employees or agents may solicit proxies by telephone or personally, without additional compensation. No person or entity has been engaged to solicit proxies on behalf of Newcourt, QPI or EPI.

WHERE YOU CAN FIND MORE INFORMATION

      The SEC allows us to “incorporate by reference” the information we file with the SEC, which means that we can disclose important information to you about Newcourt by referring you to documents that we have previously filed with the SEC. The information incorporated by reference is considered to be a part of this proxy statement. Any later information that we file with the SEC will automatically update and supersede the information contained in this proxy statement.

      If you desire a copy of any document incorporated by reference but not delivered to you as part of this proxy statement, upon written or oral request to Newcourt Holdings, Inc., 12400 134th Court, Suite 11, Miami, Florida 33186, attention: McIvan Jarrett, telephone (305) 971-5370, a copy of such document(s) will be sent to you by first class mail or equally prompt means within one business day of receipt of such request. Additionally, the SEC maintains a web site that contains all documents we have previously filed with the SEC. The address of the site is www.sec.gov.

      We incorporate by reference the Annual Report on Form 10-KSB for the year ended December 31, 2002, which is attached to this proxy statement as Appendix I and any further filings made with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934:

Miami, Florida

April 15, 2003

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APPENDIX A

AGREEMENT FOR THE EXCHANGE OF SECURITIES

AGREEMENT FOR THE EXCHANGE OF SECURITIES

     THIS AGREEMENT FOR THE EXCHANGE OF SECURITIES (this “Agreement”) is made this       day of December 2002 by and among Newcourt Holdings, Inc., a Florida corporation (the “Company”), Engineered Plastics Industries, Inc., a Florida corporation (“EPI”), Quantum Pharmaceuticals, Inc., a Florida corporation (“QPI”), McIvan Jarrett, an individual holding fifty-percent (50%) of the issued and outstanding shares of common stock of EPI and QPI, and Ron LaPrade, an individual holding fifty-percent (50%) of the issued and outstanding shares of common stock of EPI and QPI (collectively, “Shareholders”).

     In consideration of the mutual promises, covenants, and representations contained herein, and other good and valuable consideration, the parties hereto agree as follows:

     1.     Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

               “Affiliate” means, with respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person. “Control” (including the terms “controlling,” “controlled by” and “under common control with”), with respect to the relationship between or among two or more Persons, means the possession, directly or indirectly or as trustee or executor, of the power to direct or cause the direction of the affairs or management of a Person, whether through the ownership of voting securities, as trustee or executor, by contract or otherwise, including, without limitation, the ownership, directly or indirectly, of securities having the power to elect a majority of the board of directors or similar body governing the affairs of such Person.

               “Encumbrance” means any security interest, pledge, mortgage, lien (including, without limitation, environmental and Tax liens), charge, encumbrance, adverse claim, option, preferential arrangement or restriction of any kind, including, without limitation, any restriction on the use, voting, transfer, receipt of income or other exercise of any attributes of ownership.

               “Governmental Authority” means the respective federal, state or local government, governmental, regulatory or administrative authorities (or subdivisions thereof) of the United States, as the case may be, and their respective agencies, commissions, courts, tribunals or judicial or arbitral bodies. It is not the intent of this Agreement, nor shall it be the effect of this Agreement, to submit or subject any Party to, or authorize the exercise of, jurisdiction by any Governmental Authority not otherwise having jurisdiction.

               “Governmental Order” means applicable orders, writs, judgments, injunctions, decrees, stipulations, determinations or awards entered by or with a Governmental Authority.

               “Intellectual Property” means (a) inventions, whether or not patentable, whether or not reduced to practice, and whether or not yet made the subject of a pending patent application or applications, (b) ideas and conceptions of potentially patentable subject matter, including, without limitation, any patent disclosures, whether or not reduced to practice and whether or not yet made the subject of a pending patent application or applications, (c) national (including the United States) and multinational statutory invention registrations, patents, patent registrations and patent applications (including all reissues, divisions, continuations, continuations-in-part, extensions and reexaminations) and all rights therein provided by international treaties or conventions and all improvements to the inventions disclosed in each such registration, patent or application, (d) trademarks, service marks, trade dress, logos, trade names and corporate and partnership names, whether or not registered, including all common law rights, and registrations and applications for registration thereof, including, but not limited to, all marks registered in trademark offices throughout the world, and all rights therein provided by international treaties or conventions, (e) copyrights (registered or otherwise) and registrations and applications for registration thereof, and all rights therein provided by international treaties or conventions, (f) moral rights (including, without limitation, rights of paternity and integrity), and waivers of such rights by others, (g) computer software, including, without limitation, operating systems and specifications, data, data bases, files, documentation and other materials related thereto, (h) trade secrets and confidential, technical and business information (including ideas, flow charts, logic diagrams, formulas, compositions, patterns, devices, methods, techniques, processes, inventions, and conceptions of inventions whether patentable or unpatentable and whether or not reduced to practice), (i) whether or not confidential, technology (including know-how and show-how), manufacturing and production processes and techniques, research and development information, drawings, specifications, designs, plans, proposals, technical data, copyrightable works, financial, marketing and business data, selling, pricing and cost information or procedures, business and marketing plans and customer and supplier lists and information, (j) copies and tangible embodiments of all the foregoing, in whatever form or medium, (k) all rights to obtain and rights to apply for patents, and to register trademarks and copyrights, (l) all rights to sue or recover and retain damages and costs and attorneys’ fees for present and past infringement of any of the foregoing, and (m) all goodwill associated with the foregoing.

                “Law” means applicable statutes, ordinances, regulations, rules, codes, other requirements or rules of law issued by a Governmental Authority.

                “Material Adverse Effect” means any circumstance, change in, or effect on the business of any Party that: (a) is materially adverse to the business, operations, assets or liabilities, results of operations or the financial condition of such Party, or (b) adversely and materially affects the ability of such Party to operate or conduct its business in the manner in which it is currently, operated or conducted.

                “Party” means the Company, EPI, QPI or a Shareholder, as the context of this Agreement requires. The plural usage of Party collectively refers to the Company, EPI, QPI and the Shareholders.

                “Person” means any individual, partnership, firm, corporation, limited liability company, limited liability partnership, joint venture, association, trust, unincorporated organization or other entity, as well as any syndicate or group that would be deemed to be a person under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended.

                “Receivables” means any and all accounts, notes and other receivables of EPI or QPI from third parties, including, without limitation, customers, arising from the conduct of EPI’s QPI’s business or otherwise before the date hereof, whether or not in the ordinary course, together with all unpaid financing charges accrued thereon.

                “Tax” or “Taxes” means any and all taxes, stamp duties, fees, levies, duties, tariffs, imposts, and other charges of any kind (together with any and all interest, penalties, additions to tax and additional amounts imposed with respect thereto) imposed by any Governmental Authority or taxing authority, including, without limitation: taxes or other charges on or with respect to income, franchises, windfall or other profits, gross receipts, property, sales, use, capital stock, payroll, employment, social security, workers’ compensation, unemployment compensation, or net worth; taxes or other charges in the nature of excise, withholding, ad valorem, stamp, transfer, value added, or gains taxes; license, registration and documentation fees; and customs duties, tariffs, and similar charges.

                “To the Knowledge” means the actual knowledge of the applicable Party and/or any executive, manager or director of the Party, and an individual shall be deemed to have “knowledge” of a particular fact, circumstance or other matter if: (a) such Person is actually aware of such fact or matter, or (b) a prudent individual or other matter in the course of conducting a reasonably comprehensive inquiry concerning the truth or existence of such fact, circumstance or other matter.

     2.     Exchange of Securities. Subject to the terms and conditions of this Agreement, the Company agrees at Closing (as defined below) to deliver to the Shareholders, 2,000,000 shares of Company’s Series A preferred stock, par value $.01 per share (the “Series A Preferred Stock”), each share of which is convertible into forty-five (45) shares of each share of the Company’s common stock, par value $.001 per share (the “Common Stock”), plus 5,399,996 shares of Common Stock, in exchange for the Shareholders delivery to the Company of 100% of the issued and outstanding shares of common stock, of EPI and QPI, such that EPI and QPI shall each become a wholly-owned subsidiary of the Company.

     3.     Representations and Warranties of the Company. As of the date hereof and as of the Closing, the Company represents and warrants to each of the Shareholders, EPI, and QPI the following:

               (a) Organization, Standing and Power. The Company is a corporation duly organized, validly existing, and in good standing under the laws of Florida, and has all requisite power and authority and all necessary governmental approvals to own properties and carry on a business, and is duly qualified to do business and is in good standing in the State of Florida.

               (b) Capitalization. The authorized capital stock of the Company consists of 50,000,000 authorized shares of Common Stock, of which 10,559,998 shares are issued and outstanding, and 5,000,000 shares of Series A Preferred Shares, of which no shares are issued and outstanding. All outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and non assessable, free of liens, Encumbrances, options, restrictions and legal or equitable rights of others not a party to this Agreement. Except as contemplated by this Agreement, at Closing, there shall be no outstanding subscriptions, options, rights, warrants, convertible securities, or other agreements or commitments obligating the Company to issue or to transfer any additional shares of its capital stock. None of the outstanding shares of Common Stock are subject to any stock restriction agreements. All of the issued and outstanding shares of Common Stock have not been issued in violation of any preemptive rights, and have not been issued in violation of any federal or state securities laws or any other Legal Requirement.

               (c) SEC Reports. The Company has filed all required forms, reports and documents (the “SEC Reports”) required to be filed with the Securities and Exchange Commission (“SEC”). As of their respective or effective dates and except as the same may have been corrected, updated or superseded by means of a subsequent filing with the SEC prior to the date of this Agreement, none of the SEC Reports, including any financial statements or schedules included or incorporated by reference therein, contained any untrue statement of a material fact or omitted to state a material fact required to be stated or incorporated by reference therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company has delivered to the Shareholders, in the forms filed with the SEC, all the SEC Reports.

               (d) Financial Statements. The audited financial statements of the Company contained in the SEC Reports comply in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, were prepared in accordance with generally accepted accounting principles (“GAAP”) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and present fairly the Company’s financial condition and the results of its operations as of the relevant dates thereof and for the periods covered thereby. The unaudited interim financial statements of the Company contained in the SEC Reports comply in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, were prepared on a basis consistent with prior interim periods (except as required by applicable changes in GAAP or in SEC accounting policies) and include all adjustments (consisting only of normal recurring accruals) necessary for a fair presentation of the Company’s financial condition and results of operations for such periods.

               (e) Absence of Changes. Since the date of the most recent balance sheet of the Company included in the Company’s Quarterly Report on Form 10-QSB for the quarter ended September 30, 2002 (the “Current Balance Sheet “), there has not been any: (i)

transaction, commitment, dispute or other event or condition (financial or otherwise) of any character (whether or not in the ordinary course of business) that, individually or in the aggregate, has had, or would have, a Material Adverse Effect on the Company; (ii) any declaration, setting aside or payment of any dividend or other distribution (whether in cash, stock or property) with respect to the capital stock of the Company; or (iii) entry into any commitment or transaction material to the Company taken as a whole (including any borrowing or sale of assets).

               (f) Undisclosed Liabilities. The Company does not have any indebtedness, liability or obligation required by GAAP to be reflected on a balance sheet that is not reflected or reserved against in the Current Balance Sheet other than liabilities, obligations and contingencies that: (i) were incurred after the date of the Current Balance Sheet in the ordinary course of business and which are set forth on Schedule 3F attached hereto; or (ii) would not, in the aggregate, have a Material Adverse Effect on the Company. The Company is not aware of any asserted, pending or threatened claims, lawsuits or contingencies involving the Company and its business, properties or assets. There is no dispute of any kind between the Company and any third party.

               (g) Corporate Authority. The Company has all requisite corporate power and authority to enter into this Agreement and, subject to approval by the shareholders of the Company, to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company, other than such approval by the shareholders of the Company. This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and general equitable principles (whether considered in a proceeding in equity or at law).

               (h) No Conflicts. Subject to compliance with the applicable requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the filing of the Second Amended and Restated Articles of Incorporation as set forth in Exhibit A attached hereto (the “Second Amended and Restated Articles of Incorporation”), the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, and compliance of the Company with all of the provisions hereof will not breach, constitute an ultra vires act under, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or the loss of a material benefit under, or the creation of a lien, pledge, security interest, charge or other Encumbrance on assets (any such breach, ultra vires act, violation, default, right of termination, cancellation, acceleration, loss or creation, a “Violation”) pursuant to (i) any provision of the Company’s present Amended and Restated Articles of Incorporation or Bylaws of the Company or (ii) subject to obtaining or making the consents, approvals, orders, authorizations, registrations, declarations and filings referred to in this paragraph (h), any loan or credit agreement, note, mortgage, indenture, lease, or other agreement, obligation, instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company and its properties or assets.

               (i) No Consents Required. No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other Governmental Authority is required by or with respect to the Company in connection with the execution and delivery of this Agreement by the Company, the consummation by the Company of the transactions contemplated hereby, and compliance by the Company with any of the provisions hereof, the failure of which to obtain would not have a Material Adverse Effect on the Company, except for (i) the filing with the SEC of (A) a proxy statement in definitive form relating to the meeting of the Company’s shareholders which will be held in connection with this Agreement and (B) the filing of the Second Amended and Restated Articles of Incorporation with the Florida Secretary of State’s Office, and (C) such other filings under the 1934 Act as may be required in connection with this Agreement and the transactions contemplated hereby.

               (j) Full Disclosure. None of the representations and warranties made by the Company in this Agreement, or in any certificate furnished or to be furnished by the Company in connection with this Agreement, contains or shall contain any untrue statement of a material fact, or omit any material fact the omission of which would be misleading.

               (k) Contract and Leases. Other than as set forth on Schedule 3K attached hereto, the Company is not currently carrying on any business and is not a party to any contract, agreement or lease. No person holds a power of attorney from the Company.

               (l) Compliance with Law. The Company has complied with, and is not in violation of any federal, state, or local statute, law, and/or regulation pertaining to the Company and its business and assets, the violation of which would have a Material Adverse Effect on the Company.

               (m) Litigation. The Company is not (and has not been) a party to any suit, action, arbitration, or legal, administrative, or other proceeding, or pending governmental investigation. There is no basis for any such action or proceeding and, to the Knowledge of the Company, no such action or proceeding is threatened against the Company. The Company is not subject to or in default with respect to any order, writ, injunction, or decree of any federal, state, local, or foreign court, department, agency, or instrumentality.

               (n) Conduct of Business. Prior to the Closing, the Company shall conduct its business in the normal course, and shall not: (i) sell, pledge, or assign any assets (ii) amend its Articles of Incorporation or Bylaws, (iii) declare dividends, redeem or sell stock or other securities, (iv) incur any liabilities other than in the normal course of its business or in connection with this Agreement, (v) acquire or dispose of any assets, enter into any contract, guarantee obligations of any third party, or (vi) enter into any other transaction.

               (o) Corporate Documents. Copies of each of the following documents, which are true complete and correct in all material respects, shall be provided to the Shareholders prior to the Closing:

(i)	Seconded Amended and Restated Articles of Incorporation of the Company;

(ii)	Bylaws of the Company;

(iii)	Minutes of Shareholders’ Meetings of the Company;

(iv)	Minutes of Directors’ Meetings of the Company;

(v)	List of Officers and Directors of the Company;

(vi)	SEC Reports of the Company; and

(vii)	Stock register and stock records of the Company and a current, accurate list of the Company’s shareholders.

               (p) Documents. All minutes, consents or other documents pertaining to the Company to be delivered at the Closing shall be valid and in accordance with the laws of the State of Florida.

               (q) Securities. The Common Stock and Series A Preferred Stock (including the shares of Common Stock issuable upon conversion of the Series A Preferred Stock) (collectively, the “Securities”) to be delivered to the Shareholders shall be, at the Closing, fully paid non-assessable and free and clear of all Encumbrances and restrictions of any kind. Except for the Shareholders’ Agreement referred to in Section 8(a)(iv) hereof, none of such Securities are or shall be subject to any voting trust or agreement. No person holds or has the right to receive any proxy or similar instrument with respect to the Securities. Except as provided in this Agreement, the Company is not a party to any agreement which offers or grants to any person the right to purchase or acquire any of the securities to be issued to the Shareholders. There is no applicable local, state or federal law, rule, regulation, or decree which would impair, restrict or delay the Shareholders’ voting rights with respect to the Securities.

     4.     Representations and Warranties of the Shareholders, EPI and QPI. As of the date hereof and as of the Closing, each of the Shareholders, EPI, and QPI, jointly and severally, represent and warrant to the Company the following:

               (a) Organization, Standing and Power. Each of EPI and QPI is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has all requisite power and authority and all necessary governmental approvals to own, lease and operate its properties and assets and to conduct its business as it is now being conducted and is duly qualified and in good standing to do business in each jurisdiction in which the nature of its business or the ownership or leasing of its properties and assets makes such qualification necessary, other than in such jurisdictions where the failure so to qualify would not, individually or in the aggregate, have a Material Adverse Effect on EPI or QPI.

     Each of EPI and QPI has made available to the Company true and complete copies of its Articles of Incorporation and Bylaws of each of EPI and QPI, each as amended to date. Such Articles of Incorporation and Bylaws are in full force and effect, and neither EPI nor QPI is in violation of any provision of its Articles of Incorporation or Bylaws.

               (b) Subsidiaries. Neither EPI nor QPI has a subsidiary corporation.

               (c) Capital Structure. (i) The authorized capital stock of each of EPI and QPI consists of 10,000 shares of common stock. As of the date hereof, (A) 10,000 shares of common stock of EPI were outstanding, (B) 2,000 shares of common stock of QPI were outstanding, and (C) there are no outstanding options, warrants or other rights to acquire the shares of common stock of EPI or QPI.

                         (ii) No bonds, debentures, notes or other indebtedness having the right to vote (or convertible into or exercisable for securities having the right to vote) on any matters on which shareholders may vote (“Voting Debt”) of either EPI or QPI are issued or outstanding.

                         (iii) All outstanding shares of EPI’s and QPI’s capital stock are validly issued, fully paid and nonassessable and free of preemptive rights and were issued in compliance with applicable securities laws and regulations.

                         (iv) There are no options, warrants, calls, rights, convertible securities, subscriptions, stock appreciation rights, phantom stock plans or stock equivalents, or other rights, commitments or agreements of any character to which either EPI or QPI is a party or by which either EPI or QPI is bound obligating either EPI or QPI to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or any Voting Debt of either EPI or QPI or obligating either EPI or QPI to grant, extend or enter into any such option, warrant, call, right, commitment or agreement. There are no outstanding contractual obligations of either EPI or QPI to repurchase, redeem or otherwise acquire any shares of capital stock of either EPI or QPI.

               (d) Authority. (i) Each of EPI and QPI has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of each of EPI and QPI and their respective shareholders. This Agreement has been duly executed and delivered by each of EPI and QPI and constitutes a valid and binding obligation of each of EPI and QPI enforceable in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and general equitable principles (whether considered in a proceeding in equity or at law).

                         (i) Subject to compliance with the applicable requirements of the 1934 Act and the filing of the Second Amended and Restated Articles of Incorporation, the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, and compliance of EPI and QPI with any of the provisions hereof will not breach, constitute an ultra vires act under, or result in any Violation pursuant to, (A) any provision of the articles of incorporation or bylaws of either of EPI or QPI or the governing instruments of either EPI or QPI or (B) declarations and filings referred to in Section 4(d)(iii) hereof or any loan or credit agreement, note, mortgage, indenture, lease, or other agreement, obligation, instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to either of EPI or QPI or their respective properties or assets except Violations under Section 4(d)(ii)(B) hereof which would not have a Material Adverse Effect on either of EPI or QPI.

                         (ii) No consent, approval, order or authorization of, or registration, declaration or filing with any Governmental Authority is required by or with respect to either by EPI and QPI in connection with the execution and delivery of this Agreement, the consummation by EPI and QPI of the transactions contemplated hereby, and compliance of EPI and QPI with any of the provisions hereof, the failure of which to obtain would have a Material Adverse Effect on either of E PI or QPI, except for (A) the filing with the SEC of (1) a proxy statement in definitive form relating to the meeting of the Company’s shareholders to be held in connection with this Agreement and (2) such other filings under the 1934 Act as may be required in connection with this Agreement and the transactions contemplated hereby, (B) the filing of the Second Amended and Restated Articles of Incorporation with the Florida Secretary of State’s Office.

               (e) Information Supplied. None of the information included or incorporated by reference in the Company’s proxy statement (the “Proxy Statement”) relating to this Agreement provided in writing by representatives of EPI and QPI or their counsel specifically for inclusion or incorporation by reference therein will, at the date of filing with the SEC, at the date of mailing to shareholders of the Company, and at the time of the meeting of the shareholders of the Company, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

               (f) Litigation. There are no actions, disputes or claims pending, or to the Knowledge of the Shareholders, EPI or QPI, threatened against either EPI or QPI or any of EPI’s or QPI’s directors, officers, employees or agents, or affecting any of EPI’s or QPI’s assets, which, if adversely determined, could reasonably be expected to have a Material Adverse Effect on EPI or QPI.

               (g) Financial Information. (i) EPI’s and QPI’s audited annual financial statements for the year ended December 31, 2001 (the “Audited Financial Statements”), and the unaudited financial statements for the nine month period ended September 30, 2002 (the “Unaudited Financial Statements”) which have been furnished by EPI and QPI to the Company for use in the Proxy Statement have been prepared in accordance with GAAP, which principles have been consistently applied throughout the periods involved (except as disclosed therein) and fairly present in all material respects the financial state of affairs of EPI and QPI as of the dates thereof and the results of EPI’s or QPI’s operations for the periods then ended, and such financial statements comply in all material respects with the rules and regulations of the SEC.

                         (ii) Since September 30, 2002, neither EPI nor QPI has not paid or declared any dividend or distribution with respect to its outstanding capital stock.

               (h) Receivables. All receivables reflected on the Audited Financial Statements and the Unaudited Financial Statements arose from, and the receivables existing as of the Closing will have arisen from, the sale of services to persons not Affiliated with EPI and QPI and in the ordinary course of their respective businesses consistent with past practice and constitute or will constitute, as the case may be, only valid claims of EPI and QPI not subject to valid claims of set-off, off-set or other valid defenses or counterclaims. The Audited Financial Statements and the Unaudited Financial Statements make full provision for all doubtful debts, and all bad debts have been written off, except for doubtful debts and bad debts that, individually or in the aggregate, would not have a Material Adverse Effect on EPI or QPI.

               (i) Compliance with Laws. To the Knowledge of each of the Shareholders, EPI and QPI, each of EPI and QPI has conducted and continues to conduct its business in all material respects in accordance with all applicable Laws and all applicable Governmental Orders entered by or with any Governmental Authorities, and each of EPI and QPI is in compliance with all such Laws or Governmental Orders, except to the extent that the failure to so conduct or comply therewith would not, in the aggregate, have a Material Adverse Effect on EPI or QPI.

               (j) Material Contracts and Other Information.

                         (i) Each of EPI and QPI has made available to the Company for review and duplication, correct and complete copies (or in the case of oral contracts, summaries thereof) of all of the following contracts and agreements of EPI and QPI, together with all material contracts, agreements, leases and subleases to which each of EPI and QPI is a party concerning the management or operation of any real property and all material agreements relating to Intellectual Property (such material contracts and agreements, listed in Schedule 3J attached hereto, collectively, “Material Contracts”):

                                   (A) each contract and agreement for the purchase of inventory or personal property with any supplier or for the furnishing of services to EPI or QPI, or otherwise related to the business of EPI or QPI under the terms of which EPI or QPI; (1) is reasonably anticipated to pay or otherwise give consideration of more than Ten Thousand Dollars ($10,000.00) in the aggregate over the remaining term of such contract or (2) cannot cancel without penalty or further payment and without more than thirty (30) days’ notice;

                                   (B) each contract and agreement for the sale of inventory or other personal property or for the furnishing of services by EPI or QPI which: (1) is reasonably anticipated to involve consideration of more than Ten Thousand Dollars ($10,000.00) in the aggregate during the fiscal year ending December 31, 2002, (2) is reasonably anticipated to involve consideration of more than Ten Thousand Dollars ($10,000.00) in the aggregate over the remaining term of the contract or (3) cannot be canceled by EPI or QPI without penalty or further payment and without more than 30 days’ notice;

                                   (C) all broker, distributor, dealer, manufacturer’s representative, franchise, agency, sales promotion, market research, marketing, consulting and advertising contracts and agreements to which EPI or QPI is a party;

                                   (D) all management contracts and contracts with independent contractors, consultants or other persons (including Affiliates) (or similar arrangements) involving exclusive rights or requiring payments in excess of Ten Thousand Dollars ($10,000.00) individually to which EPI or QPI is a party and which are not cancelable without penalty or further payment on thirty (30) days’ or less notice;

                                   (E) all contracts and agreements relating to indebtedness of EPI or QPI in excess of Ten Thousand Dollars ($10,000.00) individually or Ten Thousand Dollars ($10,000.00) in the aggregate;

                                   (F) all contracts and agreements with any Governmental Authority to which EPI or QPI is a party;

                                   (G) all contracts and agreements that limit or purport to limit the ability of EPI or QPI to compete in any line of business, or with any person, or in any geographic area or during any period of time;

                                   (H) all contracts and agreements between or among EPI or QPI on the one hand and any Affiliate of EPI or QPI on the other hand;

                                   (I) all leases and subleases for tangible personal property having a value in excess of Ten Thousand Dollars ($10,000.00); for purposes of this Agreement, the term “lease” shall include any and all leases, subleases, sale/leaseback agreements or similar arrangements.

                                   (J) all contracts relating to Intellectual Property and all contracts relating to real property owned, leased or used by EPI or QPI; and

                                   (K) all other contracts and agreements whether or not made in the ordinary course of business, which are material to EPI or QPI or the conduct of its business.

                         (ii) Each Material Contract: (a) is valid and binding on EPI and QPI and is in full force and effect, and (b) does not contain any term or provision which permits the cancellation, termination or modification thereof as a result of the transactions contemplated by this Agreement. Neither EPI nor QPI is, and no other party to any Material Contract is, in breach of or default under any Material Contract, which breach or default would have a Material Adverse Effect on EPI or QPI.

                         (iii) Except as set forth in the Material Contracts, there is no contract, agreement or other arrangement granting any person any preferential right to purchase, other than in the ordinary course of EPI’s and QPI’s business consistent with past practice, any of the properties, assets or services of EPI and QPI.

                         (iv) Except as set forth in the Material Contracts, there is no outstanding guarantee or agreement for indemnity or for suretyship either given by or for the benefit of EPI or QPI.

                         (v) Prior to the date of this Agreement each of EPI and QPI has made available, or has caused to be made available, to the Company for review and duplication, correct and complete copies of the following:

                                   (A) the Audited Financial Statements and the Unaudited Financial Statements and all other financial information reasonably requested by the Company;

                                   (B) all returns and reports in respect of all taxes which have been filed with the appropriate Governmental Authorities with respect EPI and QPI for each of the past years since the incorporation of each of EPI and QPI;

                                   (C) copies of all current insurance policies of EPI and QPI;

                                   (D) evidence satisfactory in the sole and absolute judgment of the Company that each of EPI and QPI owns or has the rights to use all proprietary technology which it utilizes in its business;

                                   (E) copies of all employment agreements between each of EPI and QPI and each of their respective employees; and

                                   (F) such other documentation and information as is reasonably requested by the Company in order to determine whether to enter into this Agreement.

               (k) Intellectual Property. To the Knowledge of each of the Shareholders, EPI and QPI, the conduct of each of EPI’s and QPI’s business as operated on the date hereof and on the Closing, does not conflict with, misappropriate or infringe any Intellectual Property rights or franchises of any Person (including, but not limited to, patents, trade secrets or other proprietary rights of any third party), and each of EPI and QPI owns or has the right to use all Intellectual Property necessary for the conduct of its business as operated on the date hereof and on the Closing.

               (l) Real Property. Each of EPI and QPI owns or leases the real property identified in Schedule 4L attached hereto (the “Real Property”). The Real Property comprises all the real property owned, used or occupied by each of EPI and QPI in connection with its business and neither EPI nor QPI has owned any interest in any other real property other than the Real Property. To the Knowledge of each of the Shareholders, EPI and QPI, there is no violation of applicable Law (including, without limitation, any building, planning, zoning law or environmental law) or any covenants, stipulations or conditions relating to any of the Real Property and each of EPI and QPI is in peaceful and undisturbed possession of each parcel of Real Property, except to the extent such violation or failure to be in such possession does not have a Material Adverse Effect on EPI or QPI. There are no contractual or legal restrictions that preclude or restrict in any material manner the ability to use any of the Real Property in the manner in which they are currently being used and the Real Property has all rights and easements reasonably necessary for their use and enjoyment for the purposes of each of EPI’s and QPI’s business. Neither EPI nor QPI is not leasing or subleasing and has not leased or sublet any parcel or any portion of any parcel of Real Property to any other Person, nor has EPI or QPI assigned its interest under any lease or sublease for any leased Real Property to any third party. There are no outstanding material disputes with any Person relating to the Real Property or its use and no notices have been given or received by either EPI or QPI which would adversely affect the use and enjoyment of the Real Property.

               (m) Assets. Each of EPI and QPI owns, leases or has the legal right to use all the properties and assets used or intended to be used or required in the conduct of its business and which are material and, with respect to contract rights, is a party to and enjoys the right to the benefits of all material contracts and agreements used and/or intended to be used by EPI and QPI or required in or relating to the conduct of their respective businesses (such properties, assets and contract rights collectively referred to as the “Assets”). Each of EPI and QPI has good title to or, in the case of leased or subleased Assets, valid and subsisting leasehold interests in, all the Assets, free and clear of all Encumbrances. All the Assets are in good operating condition and repair, ordinary wear and tear excepted.

               (n) Suppliers. Neither EPI nor QPI4.15 Suppliers has received any notice, nor is EPI or QPI aware, that any supplier will not sell supplies and other goods or provide services to EPI or QPI at any time after the date hereof on terms and conditions substantially similar to those used in its current sales to EPI or QPI, subject only to general and customary price increases.

               (o) Taxes.

                           (i) Returns and Reports.

                                   (A) all returns and reports in respect of all Taxes required to be filed with respect to SBL or its business have been filed;

                                   (B) all Taxes required to be shown on such returns and reports or otherwise due have been paid;

                                   (C) all such returns and reports are true, correct and complete in all material respects;

                                   (D) no adjustment relating to such returns has been proposed by any tax authority and, to the Knowledge of the Shareholders, EPI and QPI, no basis exists for any such adjustment;

                                   (E) there are no pending or, to the Knowledge of either of the Shareholders, EPI or QPI, threatened actions or proceedings for the assessment or collection of Taxes against EPI or QPI;

                                    (F) neither EPI nor QPI has been at any time a member of any partnership or joint venture or the holder of a beneficial interest in any trust for any period for which the statute of limitations for any Tax has not expired; and

                                   (G) all Taxes required to be withheld, collected or deposited by or with respect to EPI and QPI have been timely withheld, collected or deposited, as the case may be, and, to the extent required, have been paid to the relevant taxing authority, except to the extent the failure to do so would not have a Material Adverse Effect on EPI or QPI.

                           (ii) Outstanding Tax Issues.

                                   (A) there are no outstanding waivers or agreements extending the statute of limitations for any period with respect to any Tax to which EPI or QPI may be subject;

                                   (B) to the Knowledge of each of the Shareholders, EPI and QPI, there are no proposed reassessments of any property owned by EPI and QPI or other proposals that could increase the amount of any tax to which EPI and QPI would be subject; and

                                   (C) no power of attorney that is currently in force has been granted with respect to any matter relating to Taxes that could affect EPI or QPI.

                         (iii) Prior to the date hereof, EPI and QPI have delivered to the Company correct and complete copies of all filed federal, state and foreign income, franchise and similar tax returns since its formation, and correct and complete summaries of all examination reports, and statements of deficiencies assessed against or agreed to by EPI or QPI since its formation.

                         (iv) On the Unaudited Financial Statements, reserves and allowances have been provided adequate to satisfy all liabilities for Taxes relating to EPI and QPI for periods through the date thereof.

               (p) Brokers. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of EPI or QPI.

               (q) Environmental Compliance. EPI and QPI and the Real Property are, and at all times since EPI and QPI have occupied the Real Property have been, in material compliance with all applicable Environmental Laws.

               (r) Full Disclosure. No representation or warranty with respect to EPI or QPI contained in this Agreement and the Schedules attached hereto and no written statement contained in any financial, operating or other data relating to EPI or QPI furnished to the Company pursuant to this Agreement, contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements contained herein or therein not misleading.

     5.     Representations and Warranties of each of the Shareholders. As an inducement to the Company to enter into this Agreement, each of the Shareholders, as of the date hereof and as of the Closing, represents, warrants, acknowledges and agrees as follows:

               (a) Title to the Shares. Each of the Shareholders (i) has good and marketable title to and legal and beneficial ownership of their shares of common stock of each of EPI and QPI, has not granted any option or other right to purchase such shares or any interest therein, and (ii) has full right, power and authority to sell, assign, transfer and deliver such shares hereunder, free and clear of any Encumbrance.

               (b) Ownership of Securities. The Shareholders own all of the issues and outstanding shares of capital stock of EPI (10,000 shares) and QPI (2,000 shares) with each Shareholder respectively owning 50% of all of the issued and outstanding stock of EPI and QPI. All of such securities are free and clear of all liens, security interests, pledges, charges, claims, Encumbrances and restrictions of any kind. No third party has any option or right of any kind to acquire any of such securities.

               (c) No Registration. The Securities are not registered under the Securities Act of 1933, as amended (the “1933 Act”) or any state securities laws. The issuance of the Securities to each of the Shareholders is intended to be exempt from registration under the 1933 Act by virtue of Section 4(2) of the 1933 Act based, in part, upon the representations, warranties and agreements of the Shareholders contained in this Agreement.

               (d) No SEC Approval. Neither the SEC nor any state securities commission 1933 has approved the Securities or passed upon or endorsed the merits of the Securities.

               (e) Suitability. In evaluating the suitability of an investment in the Company, each of the Shareholders has not relied upon any representation or other information (oral or written) other than as stated in this Agreement.

               (f) No Brokerage Commission. Neither Shareholder has taken any action which would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to the transactions contemplated by this Agreement.

               (g) No Tax Advice. Neither Shareholder is relying on the Company respecting the tax and other economic considerations of an investment in the Company represented by the Securities, and each of the Shareholders has relied on the advice of, or has consulted with, only his advisors.

               (h) Investment Intent. Each of the Shareholders is acquiring the Securities solely for his own account for investment and not with a view to resale or distribution. Each of the Shareholders understands that the Securities may not be sold, pledged, assigned, hypothecated or otherwise transferred, with or without consideration, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from registration under the 1933 Act, the availability of which is to be established to the satisfaction of the Company.

               (i) Knowledge, Experience and Information. Each of the Shareholders: (A) has had a reasonable opportunity to ask questions of and receive answers from representatives of the Company concerning the Company and its business and assets and all such questions have been answered to the full satisfaction of each of the Shareholders, (B) has such knowledge and experience and financial, tax, and business matters so as to enable him to utilize the information made available to him in connection with the transactions contemplated by this Agreement in order to evaluate the merits and risks of an investment in the Securities and to make an informed investment decision with respect thereto, and (C) is satisfied that he has received information with respect to all matters which he considers material to his decision to make an investment in the Securities.

     6.     Indemnification.

               (a) Survival of Representations and Warranties. All representations and warranties contained in this Agreement and the Exhibits and the Schedules attached hereto shall survive the execution and delivery of this Agreement and the Closing for a period of eighteen (18) months following the Closing

               (b) Limitation on Damages. Each of the Shareholders, EPI and QPI shall have no liability (for indemnification or otherwise) to the Company Indemnitees identified in Sections 6(c) hereof, including, without limitation, the matters set forth in Section 6(c) hereof until the total of all Claims (as defined in Section 6(c) hereof) exceeds $10,000 (the “Tipping Amount”); provided that if, in any such case, the aggregate amount of the Claims exceeds the Tipping Amount, then the applicable indemnifying party hereunder shall be obligated to pay the full amount of such Claims, including the Tipping Amount. Notwithstanding anything to the contrary in this Agreement, the aggregate liability of each of the Shareholders, EPI and QPI to the Company Indemnitees including, without limitation, with respect to the matters set forth in Section 6(c) hereof, shall not exceed $1,500,000.00

               (c) The Company’s Right to Indemnification. Subject to the provisions of this Section 6 and in addition to any other rights and remedies available to the Company under applicable law, EPI, QPI and each of the Shareholders, jointly and severally, agree to indemnify and hold harmless the Company and any of its officers, directors, shareholders, employees, agents, successors and assigns (the “Company Indemnitees”) from and against any and all losses, obligations, liabilities, damages, claims, deficiencies, costs and expenses in excess of Ten Thousand Dollars ($10,000.00) in the aggregate (including, but not limited to, the amount of any settlement entered into pursuant hereto and all reasonable legal and other expenses incurred in connection with the investigation, prosecution or defense of the matter) (collectively, “Claims”), which may be sustained or incurred by the Company in connection with, arising out of, or relating to (i) any breach of any, or any false, incorrect or misleading, representation or warranty that is made by EPI, QPI or the Shareholders herein or in any Exhibit, Schedule, certificate or other documents delivered to the Company by EPI, QPI or the Shareholders pursuant to this Agreement, (ii) any material breach of any agreements and covenants made by EPI, QPI or the Shareholders herein or in any Exhibit, Schedule, certificate or other document delivered to the Company by EPI, QPI or the Shareholders with respect to EPI, QPI or the Shareholders in connection with this Agreement, and (iii) any and all costs and expenses (including reasonable attorneys’ fees) incurred by the Company in connection with the enforcement of its rights under this Agreement.

               (d) EPI’s, QPI’s and the Shareholders’ Rights to Indemnification. Subject to the provisions of this Section 6 and in addition to any other rights and remedies that may be available to EPI, QPI and the Shareholders under applicable law, the Company agrees to indemnify and hold harmless EPI, QPI and the Shareholders and their respective officers, directors, shareholders, employees, agents, representatives, attorneys, successors, predecessors and assigns (the “Indemnitees”) from and against Claims which may be asserted against or sustained or incurred by the Indemnitees in connection with, arising out of, or relating to (i) any breach of any, or any false, incorrect or misleading, representation or warranty that is made by the Company herein or in any Exhibit, Schedule, certificate or other documents delivered to any of the Indemnitees by or on behalf of the Company in connection with this Agreement, (ii) any breach of any agreements and covenants made by the Company herein or in any Exhibit, Schedule, certificate or other document delivered to the Indemnitees by or on behalf of the Company in connection with this Agreement, and (iii) any and all costs and expenses incurred by the Indemnitees in connection with the enforcement of their rights under this Agreement. Notwithstanding anything contained herein to the contrary, the Company shall not have any liability for indemnification to the Indemnitees including, without limitation, with respect to the matters set forth in this Section 6(d), as to which the Company has not received a Notice of Claim (as defined in Section 6(e)(i) within a period of eighteen (18) months following the Closing.

               (e) Procedure for Claims.

                         (i) Notice of Claim. Promptly, but in any event within thirty (30) days after obtaining knowledge of any claim or demand which may give rise to, or could reasonably give rise to, a claim for indemnification hereunder (any such claim an “Indemnification Claim”), the party or parties entitled to indemnification hereunder (the “Indemnified Party”) shall give written notice to the party or parties subject to indemnification obligations therefore (the “Indemnifying Party”) of such Indemnification Claim (a “Notice of Claim”). A Notice of Claim shall be given with respect to all Indemnification Claims then known; provided, however, that the failure to timely give a Notice of Claim to the Indemnifying Party shall not relieve the Indemnifying Party from any liability that it may have to the Indemnified Party hereunder to the extent that the Indemnifying Party is not prejudiced by such failure. Subject to Section 6(a) hereof, no Indemnified Party shall be entitled to give a Notice of Claim with respect to any representation and warranty eighteen (18) months from the Closing. The Notice of Claim shall set forth the amount (or a reasonable estimate) of the loss, damage or expense suffered, or which may be suffered, by the Indemnified Party as a result of such Indemnification Claim and a brief description of the facts giving rise to such Indemnification Claim. The Indemnified Party shall furnish to the Indemnifying Party such information (in reasonable detail) as the Indemnified Party may have with respect to such Indemnification Claim (including copies of any summons, complaint or other pleading which may have been served on it and any written claim, demand, invoice, billing or other document evidencing or asserting the same).

                         (ii) Third Party Claims.

                                   (A) If the claim or demand set forth in the Notice of Claim is a claim or demand asserted by a third party (a “Third Party Claim”), the Indemnifying Party shall have fifteen (15) days (or such shorter period if an answer or other response or filing with respect to the pleadings served by the third party is required prior to the 15th day) after the date of receipt by the Indemnifying Party of the Notice of Claim (the “Notice Date”) to notify the Indemnified Party in writing of the election by the Indemnifying Party to defend the Third Party Claim on behalf of the Indemnified Party.

                                   (B) If the Indemnifying Party elects to defend a Third Party Claim on behalf of the Indemnified Party, the Indemnified Party shall make available to the Indemnifying Party and its agents and representatives all records and other materials in its possession which are reasonably required in the defense of the Third Party Claim and subject to the limitations set forth in this Section 6, the Indemnifying Party shall pay any expenses payable in connection with the defense of the Third Party Claim as they are incurred (whether incurred by the Indemnified Party or Indemnifying Party).

                                   (C) In no event may the Indemnifying Party settle or compromise any Third Party Claim without the Indemnified Party’s consent, which shall not be unreasonably withheld.

                                   (D) If the Indemnifying Party elects to defend a Third Party Claim, the Indemnified Party shall have the right to participate in the defense of the Third Party Claim, at the Indemnified Party’s expense (and without the right to indemnification for such expense under this Agreement); provided, however, that subject to the limitations set forth in this Section 6, the reasonable fees and expenses of counsel retained by the Indemnified Party shall be at the expense of the Indemnifying Party if (1) the use of the counsel chosen by the Indemnifying Party to represent the Indemnified Party would present such counsel with a conflict of interest; (2) the parties to such proceeding include both the Indemnified Party and the Indemnifying Party and there may be legal defenses available to the Indemnified Party which are different from or additional to those available to the Indemnifying Party; (3) within 10 days after being advised by the Indemnifying Party of the identity of counsel to be retained to represent the Indemnified Party, the Indemnified Party shall have objected to the retention of such counsel for valid reasons (which shall be stated in a written notice to Indemnifying Party), and the Indemnifying Party shall not have retained different counsel reasonably satisfactory to the Indemnified Party; or (4) the Indemnifying Party shall authorize the Indemnified Party to retain separate counsel at the expense of the Indemnifying Party.

                                   (E) Subject to the limitations set forth in this Section 6, if the Indemnifying Party does elect to defend a Third Party Claim, or does not defend a Third Party Claim in good faith, the Indemnified Party shall have the right, in addition to any other right or remedy it may have hereunder, at the sole and exclusive expense of the Indemnifying Party, to defend such Third Party Claim; provided, however, that such expenses shall be payable by the Indemnifying Party only if and when such Third Party Claim becomes payable.

                                   (F) To the extent that an Indemnified Party recovers on a Third Party Claim, the amount of such recovery (after deduction of all costs and expenses incurred in connection with such Third Party Claim) shall reduce, dollar-for-dollar, the indemnification obligation otherwise owing by the Indemnifying Party.

                         (iii) Cooperation in Defense. The Indemnified Party shall cooperate with the Indemnifying Party in the defense of a Third Party Claim. Subject to the foregoing, (A) the Indemnified Party shall not have any obligation to participate in the defense of or to defend any Third Party Claim, and (B) the Indemnified Party’s defense of or its participation in the defense of any Third Party Claim shall not in any way diminish or lessen its right to indemnification as provided in this Agreement.

                         (iv) Periodic Payments. Any indemnification required by this Section 6 shall be made by periodic payments during the investigation or defense as and when bills are received or costs, disbursements or expenses incurred.

     7.     Closing. The closing (“Closing”) of this transaction shall take place at the offices of Edwards & Angell, LLP, located at 350 East Las Olas Boulevard, Suite 1150, Ft. Lauderdale, FL 33301 as soon as practicable after the Company’s shareholders have approved this Agreement and the Second Amended and Restated Articles of Incorporation.

     8.     Conditions to Obligations of Company. The obligations of the Company to consummate this Agreement and the transactions contemplated hereby are subject to the satisfaction of the following conditions, which shall not be waived by the Company:

               (a) Receipt of Documents. The Company shall be provided original signatures for each of the documents set forth in Section 9(b).

               (b) Material Adverse Effect. Since the date of this Agreement, there shall not have occurred any Material Adverse Effect with respect to EPI or QPI.

               (c) Shareholder Approval. The Company shall have obtained the requisite shareholder approval required under applicable law and the Company’s governing instruments with respect to this Agreement and the Second Amended and Restated Articles of Incorporation.

               (d) Dissenting Shares. Holders of no more than fifteen percent (15%) of the issued and outstanding shares of Common Stock shall have exercised their dissenters rights in accordance with Sections 607.1302 and 607.1320 of the Florida Business Corporation Act in connection with voting on this Agreement.

     9.     Documents to be Delivered at Closing.

               (a) By the Company:

                         (i) Board of Directors minutes authorizing the issuance of (A) two certificates of 1,000,000 shares of Series A Preferred Stock, each, registered in the name of each Shareholder, for a total issuance of 2,000,000 shares of Preferred Stock; and (B) two certificates of 2,699,998 shares of Common Stock each, registered in the name of each Shareholder, or in the name of the designated assign(s) of each Shareholder, provided that there are no more than six (6) assignees and all such assignees are either “accredited investors” as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended, or sophisticated investors who attest in writing to the representations in Section 5(i) hereof.

                         (ii) Employment Agreement for McIvan Jarrett as President and Chief Executive Officer of the Company, EPI, and QPI.

                         (iii) Employment Agreement for Ron La Prade as Chairman and Chief Operating Officer of the Company, and the Chief Operating Officer of EPI and QPI.

                         (iv) The Shareholders’ Agreement to be entered into on the Closing among the Company and each of the Shareholders.

                         (v) The Registration Rights Agreement to be entered into on the Closing among the Company and each of the Shareholders.

                         (vi) A Board of Directors resolution appointing Ronald La Prade as a director of the Company.

                         (vii) Any SEC Reports filed after the signing of the Agreement.

                         (viii) All of the business and corporate records of the Company, including but not limited to, correspondence files, bank statements, checkbooks, savings account books, minutes of shareholder and directors meetings, financial statements, shareholder listings, stock transfer records, agreements and contracts.

                         (ix) Such other minutes of the Company’s shareholders or directors as may reasonably be required by the Shareholder.

                         (x) A certificate executed by a duly authorized officer of the Company certifying that: (A) the representations and warranties in Section 2 hereof are true and correct in all material respects as of the Closing, (B) true and complete copies of the resolutions duly and validly adopted by the board of directors of the Company evidencing their authorization of the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been provided to the Shareholders, and (C) the person signing this Agreement on behalf of the Company is authorized to signed this Agreement and the other documents to be delivered hereunder on behalf of the Company.

                         (xi) A copy of the Second Amended and Restated Articles of Incorporation of the Company, certified by the Secretary of the State of Florida.

               (b) By the Shareholders, EPI and QPI:

                         (i) The certificates representing 100% of the issued and outstanding stock of EPI and QPI.

                         (ii) Consents signed by the shareholders of EPI and QPI consenting to the terms of this Agreement.

                         (iii) A certificate executed by a duly authorized officer of each of EPI and QPI certifying that: (A) the representations and warranties in Section 4 hereof are true and correct in all material respects as of the Closing, (B) true and complete copies of the resolutions duly and validly adopted by the respective boards of directors of EPI and QPI evidencing their authorization of the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and (C) the person signing this Agreement on behalf of each of EPI and QPI is authorized to sign this Agreement and the other documents to be delivered hereunder on behalf of each of such companies.

                         (iv) The Shareholders’ Agreement to be entered into on the Closing among the Company and the Shareholders.

                         (v) The Registration Rights Agreement to be entered into on the Closing among the Company and each of the Shareholders.

                         (vi) Employment Agreement for McIvan Jarrett as President and Chief Executive Officer of the Company, EPI, and QPI.

                         (vii) Employment Agreement for Ron La Prade as Chairman and Chief Operating Officer of the Company, EPI, and QPI.

     10.     Governing Law; Remedies.

               (a) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida (without giving effect to the choice of law principles thereof) which are applicable to contracts made and to be performed entirely within the State of Florida.

               (b) Jurisdiction; Service of Process. Each of the parties hereto agrees that all actions or proceedings initiated by any party hereto and arising directly or indirectly out of this Agreement which are brought to judicial proceedings shall be litigated in Florida courts sitting in Miami-Dade County, Florida. Each of the parties hereto expressly submits to the jurisdiction of the above-referenced courts and consents to process being served in any suit, action or proceeding of the nature referred to above either (a) by the mailing of a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to its address as set forth herein, or (b) by serving a copy thereof upon such party’s authorized agent for service of process (to the extent permitted by applicable law, regardless whether the appointment of such agent for service of process for any reason shall prove to be ineffective or such agent for service of process shall accept or acknowledge such service); provided, however, that, to the extent lawful and practicable, written notice of said service upon said agent shall be mailed by registered or certified mail, postage prepaid, return receipt requested, to the party at its address as set forth herein. Each party hereto agrees that such service, to the fullest extent permitted by law, (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding, and (ii) shall be taken and held to be valid personal service upon and personal delivery to it.

               (c) Jury Waiver. EACH OF THE PARTIES HERETO KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT ANY PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, OR IN CONNECTION WITH THIS AGREEMENT AND ANY TRANSACTION CONTEMPLATED TO BE COMPLETED IN CONJUNCTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS PROVISION

IS A MATERIAL INDUCEMENT FOR ALL OF THE PARTIES HERETO TO ENTER INTO THIS AGREEMENT.

     11.     Miscellaneous.

               (a) Captions and Headings. The section and paragraph headings throughout this Agreement are for convenience and reference only, and shall in no way be deemed to define, limit, or add to the meaning of any provision of this Agreement.

               (b) No Oral Change. This Agreement and any provision hereof, may not be waived, changed, modified, or discharged orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, or discharge is sought.

               (c) Non-Waiver. Except as otherwise provided herein, no waiver of any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (i) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants, or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants, or conditions, (ii) the acceptance of performance of anything required by this Agreement to be performed with knowledge of the breach or failure of a covenant, condition, or provision hereof shall not be deemed a waiver of such breach or failure, and (iii) no waiver by any party of one breach by another party shall be construed as a waiver with respect to any other or subsequent breach.

               (d) Time of Essence. Time is of the essence of this Agreement and of each and every provision hereof.

               (e) Entire Agreement. This Agreement and all Exhibits and Schedules attached hereto contain the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings.

               (f) Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.

               (g) Attorneys’ Fees. If any legal action or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the prevailing party shall be entitled to recover reasonable attorneys’ fees and other costs incurred in that action or proceeding, in addition to any other relief to which it may be entitled.

               (h) Counterparts; Facsimile Signatures. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile signatures shall constitute original signatures for all purposes of this Agreement.

               (i) Notices. All communications under this Agreement shall be in writing and shall be delivered by hand or facsimile or mailed by overnight courier or by registered mail or certified mail, postage prepaid addressed as follows:

Newcourt Holdings, Inc.	Engineered Plastics Industries, Inc.
12400 SW 134th Court	1655 West 31st Street
Suite 11	Hialeah, FL 33012
Miami, FL 33186	Attn: President
Attn: President

Quantum Pharmaceuticals, Inc
1655 West 31st Street
Hialeah, FL 33012
Attn: President

Notices to the Shareholders shall be sent to such address as may be on file with Newcourt Holdings, Inc. Any notice so addressed shall be deemed to be given: if delivered by hand or facsimile, on the date of such delivery; if mailed by courier, on the first business day following the date of such mailing; and if mailed by registered or certified mail, on the third business day after the date of such mailing.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

NEWCOURT HOLDINGS, INC	ENGINEERED PLASTICS INDUSTRIES, INC.

Name: Jerrold Brooks	Name: McIvan Jarrett
Title: Executive Vice President	Title: President

QUANTUM PHARMACEUTICALS, INC

Name: McIvan Jarrett
Title: President

SHAREHOLDERS

McIvan Jarrett

Ronald LaPrade

APPENDIX B

DISSENTERS’ RIGHTS UNDER THE FLORIDA BUSINESS CORPORATION ACT

607.1301 Dissenters’ rights; definitions.—The following definitions apply to ss. 607.1302 and 607.1320:

(1)  “Corporation” means the issuer of the shares held by a dissenting shareholder before the corporate action or the surviving or acquiring corporation by merger or share exchange of that issuer.

(2)  “Fair value,” with respect to a dissenter’s shares, means the value of the shares as of the close of business on the day prior to the shareholders’ authorization date, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

(3)  “Shareholders’ authorization date” means the date on which the shareholders’ vote authorizing the proposed action was taken, the date on which the corporation received written consents without a meeting from the requisite number of shareholders in order to authorize the action, or, in the case of a merger pursuant to s. 607.1104, the day prior to the date on which a copy of the plan of merger was mailed to each shareholder of record of the subsidiary corporation.

607.1302 Right of shareholders to dissent.—

(1)  Any shareholder of a corporation has the right to dissent from, and obtain payment of the fair value of his or her shares in the event of, any of the following corporate actions:

(a)  Consummation of a plan of merger to which the corporation is a party:

1.     If the shareholder is entitled to vote on the merger, or

2.     If the corporation is a subsidiary that is merged with its parent under s. 607.1104, and the shareholders would have been entitled to vote on action taken, except for the applicability of s. 607.1104;

(b)  Consummation of a sale or exchange of all, or substantially all, of the property of the corporation, other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange pursuant to s. 607.1202, including a sale in dissolution but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within 1 year after the date of sale;

(c)  As provided in s. 607.0902(11), the approval of a control-share acquisition;

(d)  Consummation of a plan of share exchange to which the corporation is a party as the corporation the shares of which will be acquired, if the shareholder is entitled to vote on the plan;

(e) Any amendment of the articles of incorporation if the shareholder is entitled to vote on the amendment and if such amendment would adversely affect such shareholder by:

1.     Altering or abolishing any preemptive rights attached to any of his or her shares;

2.     Altering or abolishing the voting rights pertaining to any of his or her shares, except as such rights may be affected by the voting rights of new shares then being authorized of any existing or new class or series of shares;

3.     Effecting an exchange, cancellation, or reclassification of any of his or her shares, when such exchange, cancellation, or reclassification would alter or abolish the shareholder’s voting rights or alter his or her percentage of equity in the corporation, or effecting a reduction or cancellation of accrued dividends or other arrearages in respect to such shares;

4.     Reducing the stated redemption price of any of the shareholder’s redeemable shares, altering or abolishing any provision relating to any sinking fund for the redemption or purchase of any of his or her shares, or making any of his or her shares subject to redemption when they are not otherwise redeemable;

5.     Making noncumulative, in whole or in part, dividends of any of the shareholder’s preferred shares which had theretofore been cumulative;

6.     Reducing the stated dividend preference of any of the shareholder’s preferred shares; or

7.     Reducing any stated preferential amount payable on any of the shareholder’s preferred shares upon voluntary or involuntary liquidation; or

(f)  Any corporate action taken, to the extent the articles of incorporation provide that a voting or nonvoting shareholder is entitled to dissent and obtain payment for his or her shares.

(2)  A shareholder dissenting from any amendment specified in paragraph (1)(e) has the right to dissent only as to those of his or her shares which are adversely affected by the amendment.

(3)  A shareholder may dissent as to less than all the shares registered in his or her name. In that event, the shareholder’s rights shall be determined as if the shares as to which he or she has dissented and his or her other shares were registered in the names of different shareholders.

(4) Unless the articles of incorporation otherwise provide, this section does not apply with respect to a plan of merger or share exchange or a proposed sale or exchange of property, to the holders of shares of any class or series which, on the record date fixed to determine the shareholders entitled to vote at the meeting of shareholders at which such action is to be acted upon or to consent to any such action without a meeting, were either registered on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or held of record by not fewer than 2,000 shareholders.

(5)  A shareholder entitled to dissent and obtain payment for his or her shares under this section may not challenge the corporate action creating his or her entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

607.1320 Procedure for exercise of dissenters’ rights.-

(1)  (a) If a proposed corporate action creating dissenters’ rights under s. 607.1302 is submitted to a vote at a shareholders’ meeting, the meeting notice shall state that shareholders are or may be entitled to assert dissenters’ rights and be accompanied by a copy of ss. 607.1301, 607.1302, and 607.1320. A shareholder who wishes to assert dissenters’ rights shall:

1.     Deliver to the corporation before the vote is taken written notice of the shareholder’s intent to demand payment for his or her shares if the proposed action is effectuated, and

2.     Not vote his or her shares in favor of the proposed action. A proxy or vote against the proposed action does not constitute such a notice of intent to demand payment.

(b)  If proposed corporate action creating dissenters’ rights under s. 607.1302 is effectuated by written consent without a meeting, the corporation shall deliver a copy of ss. 607.1301, 607.1302, and 607.1320 to each shareholder simultaneously with any request for the shareholder’s written consent or, if such a request is not made, within 10 days after the date the corporation received written consents without a meeting from the requisite number of shareholders necessary to authorize the action.

(2)  Within 10 days after the shareholders’ authorization date, the corporation shall give written notice of such authorization or consent or adoption of the plan of merger, as the case may be, to each shareholder who filed a notice of intent to demand payment for his or her shares pursuant to paragraph (1)(a) or, in the case of action authorized by written consent, to each shareholder, excepting any who voted for, or consented in writing to, the proposed action.

(3)  Within 20 days after the giving of notice to him or her, any shareholder who elects to dissent shall file with the corporation a notice of such election, stating the shareholder’s name and address, the number, classes, and series of shares as to which he or she dissents, and a demand for payment of the fair value of his or her shares. Any shareholder failing to file such election to dissent within the period set forth shall be bound by the terms of the proposed corporate action. Any shareholder filing an election to dissent shall deposit his or her certificates for certificated shares with the corporation simultaneously with the filing of the election to dissent. The corporation may restrict the transfer of uncertificated shares from the date the shareholder’s election to dissent is filed with the corporation.

(4)  Upon filing a notice of election to dissent, the shareholder shall thereafter be entitled only to payment as provided in this section and shall not be entitled to vote or to exercise any other rights of a shareholder. A notice of election may be withdrawn in writing by the shareholder at any time before an offer is made by the corporation, as provided in subsection (5), to pay for his or her shares. After such offer, no such notice of election may be withdrawn unless the corporation consents thereto. However, the right of such shareholder to be paid the fair value of his or her shares shall cease, and the shareholder shall be reinstated to have all his or her rights as a shareholder as of the filing of his or her notice of election, including any intervening preemptive rights and the right to payment of any intervening dividend or other distribution or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the corporation, the fair value thereof in cash as determined by the board as of the time of such expiration or completion, but without prejudice otherwise to any corporate proceedings that may have been taken in the interim, if:

(a)  Such demand is withdrawn as provided in this section;

(b)  The proposed corporate action is abandoned or rescinded or the shareholders revoke the authority to effect such action;

(c)  No demand or petition for the determination of fair value by a court has been made or filed within the time provided in this section; or

(d)  A court of competent jurisdiction determines that such shareholder is not entitled to the relief provided by this section.

(5)  Within 10 days after the expiration of the period in which shareholders may file their notices of election to dissent, or within 10 days after such corporate action is effected, whichever is later (but in no case later than 90 days from the shareholders’ authorization date), the corporation shall make a written offer to each dissenting shareholder who has made demand as provided in this section to pay an amount the corporation estimates to be the fair value for such shares. If the corporate action has not been consummated before the expiration of the 90-day period after the shareholders’ authorization date, the offer may be made conditional upon the consummation of such action. Such notice and offer shall be accompanied by:

(a)  A balance sheet of the corporation, the shares of which the dissenting shareholder holds, as of the latest available date and not more than 12 months prior to the making of such offer; and

(b)  A profit and loss statement of such corporation for the 12-month period ended on the date of such balance sheet or, if the corporation was not in existence throughout such 12-month period, for the portion thereof during which it was in existence.

(6)  If within 30 days after the making of such offer any shareholder accepts the same, payment for his or her shares shall be made within 90 days after the making of such offer or the consummation of the proposed action, whichever is later. Upon payment of the agreed value, the dissenting shareholder shall cease to have any interest in such shares.

(7)  If the corporation fails to make such offer within the period specified therefor in subsection (5) or if it makes the offer and any dissenting shareholder or shareholders fail to accept the same within the period of 30 days thereafter, then the corporation, within 30 days after receipt of written demand from any dissenting shareholder given within 60 days after the date on which such corporate action was effected, shall, or at its election at any time within such period of 60 days may, file an action in any court of competent jurisdiction in the county in this state where the registered office of the corporation is located requesting that the fair value of such shares be determined. The court shall also determine whether each dissenting shareholder, as to whom the corporation requests the court to make such determination, is entitled to receive payment for his or her shares. If the corporation fails to institute the proceeding as herein provided, any dissenting shareholder may do so in the name of the corporation. All dissenting shareholders (whether or not residents of this state), other than shareholders who have agreed with the corporation as to the value of their shares, shall be made parties to the proceeding as an action against their shares. The corporation shall serve a copy of the initial pleading in such proceeding upon each dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons and complaint and upon each nonresident dissenting shareholder either by registered or certified mail and publication or in such other manner as is permitted by law. The jurisdiction of the court is plenary and exclusive. All shareholders who are proper parties to the proceeding are entitled to judgment against the corporation for the amount of the fair value of their shares. The court may, if it so elects, appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers shall have such power and authority as is specified in the order of their appointment or an amendment thereof. The corporation shall pay each dissenting shareholder the amount found to be due him or her within 10 days after final determination of the proceedings. Upon payment of the judgment, the dissenting shareholder shall cease to have any interest in such shares.

(8)  The judgment may, at the discretion of the court, include a fair rate of interest, to be determined by the court.

(9)  The costs and expenses of any such proceeding shall be determined by the court and shall be assessed against the corporation, but all or any part of such costs and expenses may be apportioned and assessed as the court deems equitable against any or all of the dissenting shareholders who are parties to the proceeding, to whom the corporation has made an offer to pay for the shares, if the court finds that the action of such shareholders in failing to accept such offer was arbitrary, vexatious, or not in good faith. Such expenses shall include reasonable compensation for, and reasonable expenses of, the appraisers, but shall exclude the fees and expenses of counsel for, and experts employed by, any party. If the fair value of the shares, as determined, materially exceeds the amount which the corporation offered to pay therefor or if no offer was made, the court in its discretion may award to any shareholder who is a party to the proceeding such sum as the court determines to be reasonable compensation to any attorney or expert employed by the shareholder in the proceeding.

(10)  Shares acquired by a corporation pursuant to payment of the agreed value thereof or pursuant to payment of the judgment entered therefor, as provided in this section, may be held and disposed of by such corporation as authorized but unissued shares of the corporation, except that, in the case of a merger, they may be held and disposed of as the plan of merger otherwise provides. The shares of the surviving corporation into which the shares of such dissenting shareholders would have been converted had they assented to the merger shall have the status of authorized but unissued shares of the surviving corporation.

APPENDIX C

SECOND AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF
NEWCOURT HOLDINGS, INC.

SECOND AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF
NEWCOURT HOLDINGS, INC.

ARTICLE I
NAME

The name of the Corporation is Newcourt Holdings, Inc.

ARTICLE II
PURPOSE

The Corporation is organized for the purpose of transacting any and all lawful business.

ARTICLE III
CAPITAL STOCK

A.     The aggregate number of shares that the Corporation is authorized to issue is Two Hundred Five Million (205,000,000) shares, consisting of:

     1.     Two Hundred Million (200,000,000) shares of common stock with a par value of $.001 per share (the “Common Stock”); and

     2.     Five Million (5,000,000) shares of preferred stock with a par value of $.01 per share (the “Preferred Stock”).

Of the Preferred Stock, 2,000,000 shares shall be designated as Series A Convertible Preferred Stock, all of which shares are issued and outstanding as of the effective date hereof, and 3,000,000 shares shall be undesignated, none of which shares are issued or outstanding.

B.     The preferences and relative, participating or other rights of the Preferred Stock, and the qualifications, limitations or restrictions thereof are as follows:

     1.     The Preferred Stock may be issued from time to time in one or more classes or series, the shares of each class or series to have such designations and powers, preferences and rights, qualifications, limitations and restrictions thereof as are stated and expressed herein and in the resolution or resolutions providing for the issue of such class or series adopted by the Corporation’s Board of Directors (the “Board of Directors”) as hereinafter prescribed.

     2.     Authority is hereby expressly granted to and vested in the Board of Directors to authorize the issuance of the Preferred Stock from time to time in one or more classes or series, to determine and take necessary proceedings fully to effect the issuance and redemption of any such Preferred Stock, and, with respect to each class or series of the Preferred Stock, to fix and state by the resolution or resolutions from time to time adopted providing for the issuance thereof the following:

     (a)  Whether or not the class or series is to have voting rights, full or limited, or is to be without voting rights;

     (b)  The preferences and relative, participating, optional or other special rights, if any, with respect to any class or series;

     (c)  Whether or not the shares of any class or series shall be redeemable and if redeemable the redemption price or prices, and the time or times at which and the terms and conditions upon which, such shares shall be redeemable and the manner of redemption;

     (d)  Whether or not the shares of a class or series shall be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement, and if such retirement or sinking fund or funds be established, the annual amount thereof and the terms and provisions relative to the operation thereof;

     (e)  The dividend rate, whether dividends are payable in cash, stock of the Corporation, or other property, the conditions upon which and the times when such dividends are payable, the preference to or the relation to the payment of the dividends payable on any other class or classes or series of stock, whether or not such dividend shall be cumulative or non-cumulative, and if cumulative, the date or dates from which such dividends shall accumulate;

     (f)  Whether or not the shares of any class or series shall be convertible into, or exchangeable for, the shares of any other class of classes or of any other series of the same of any other class or classes of stock of the Corporation and the conversion price or prices or ratio or ratios or the rate or rates at which such conversion or exchange may be made, with such adjustments, if any, as shall be stated and expresses or provided for in such resolution or resolutions; and

     (g)  Such other special rights and protective provisions with respect to any class or series as the Board of Directors may deem advisable.

The shares of each class or series of the Preferred Stock may vary from the shares of any other series thereof in any or all of the foregoing respects. The Board of Directors may increase the number of shares of the Preferred Stock designated for any existing class or series by a resolution adding to such class or series authorized and unissued shares of the Preferred Stock not designated for any other class or series. The Board of Directors may decrease the number of shares of the Preferred Stock not designated for any other class or series. The Board of Directors may decrease the number of shares of the Preferred Stock designated for any existing class or series by a resolution, subtracting from such series unissued shares of Preferred Stock designated for such class or series, and the shares so subtracted shall become authorized, unissued and undesignated shares of Preferred Stock.

C.     SERIES A PREFERRED STOCK

     1.     Designation. The designation of the first series of Preferred Stock is Series A Convertible Preferred Stock (hereinafter in this Article III(C) called the “Series A Preferred Stock”) and the number of shares constituting such series shall be 2,000,000 shares, which number may be decreased (but not increased) by the Board of Directors without a vote of shareholders; provided, however, that such number may not be decreased below the number of then currently outstanding shares of Series A Preferred Stock, plus shares issuable upon the exercise of any then outstanding options, warrants or rights to acquire Series A Preferred Stock. All capitalized terms used in these Second Amended and Restated Articles of Incorporation and not otherwise defined shall have the meaning given to such terms in Section C.14 of this Article III(C).

     2.     Dividends.

     (a)  The holders of shares of Series A Preferred Stock, in preference to the holders of all Junior Securities, shall be entitled to receive, when and if declared by the Board of Directors out of funds legally available for the purpose, cumulative dividends as provided in this Section C.2. Cumulative dividends on each share of Series A Preferred Stock may, in the sole discretion of the Board of Directors, be payable either in cash or in shares of Common Stock and shall accrue at the per annum rate of seven percent (7%), calculated (i) if to be paid in shares of Common Stock, (A) on the sum of (i) the number of shares of Series A Preferred Stock then issued and outstanding and (B) all accumulated and unpaid dividends accrued thereon pursuant to this Section C.2(a) from the date of issuance thereof; or (ii) if in cash, on the sum of (A) the then applicable fair market value per share of the Series A Preferred Stock (as determined in good faith by the Board of Directors) and (B) all accumulated and unpaid dividends accrued thereon pursuant to this Section C.2(a) from the date of issuance thereof (the “Series A Preferred Dividends”). Series A Preferred Dividends shall be calculated and compounded annually in arrears on December 31 of each year, prorated on a daily basis for partial periods. Series A Preferred Dividends shall commence to accrue on each share of Series A Preferred Stock issued and outstanding on the first anniversary of the date of issuance thereof and continue to accrue thereafter until such share is converted pursuant to Section C.3 hereof, whether or not such dividends are declared by the Board of Directors and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends. Except as otherwise provided herein, if at any time the Corporation pays less than the total amount of dividends then accrued with respect to the Series A Preferred Stock, such payment shall be distributed ratably among the holders of Series A Preferred Stock based upon the aggregate accrued but unpaid dividends on the Series A Preferred Stock held by each holder.

     (b)  The Series A Preferred Dividends shall represent ninety percent (90%) (such percentage as it may be reduced from time to time in accordance with this Section C.2(b), the “Series A Dividend Percentage”) of all the dividends that the Corporation shall declare, pay or set apart for payment during any calendar year, except that if any portion of the shares of Series A Preferred Stock shall be converted into shares of Common Stock pursuant to Section C.3 hereof, such Series A Dividend Percentage shall be reduced by multiplying the then applicable Series A Dividend Percentage by a fraction the numerator of which is the number of issued and outstanding shares of Series A Preferred Stock after such partial conversion and the denominator of which is the number of issued and outstanding shares of Series A Preferred Stock prior to such partial conversion.

     (c)  The Series A Preferred Stock shall not on account thereof participate in any dividends that are declared and paid on Common Stock or any other class of the Corporation’s Capital Securities in addition to the Series A Preferred Dividends.

     (d)  Without the consent of the Requisite Series A Shareholders, so long as any shares of Series A Preferred Stock are outstanding, the Corporation shall not declare, pay or set apart for payment any dividends or make any other distribution on or redeem any Junior Securities (other than stock dividends and distributions in the nature of a stock split or the like) and will not permit any Subsidiary to redeem, purchase or otherwise acquire for value, or set apart for any sinking or other analogous fund for the redemption or purchase of, any Junior Securities; provided, however, that the Corporation may purchase, redeem or acquire shares of Common Stock and Convertible Securities issued to directors and employees of, and consultants to, the Corporation pursuant to equity incentive plans upon termination of employment or in accordance with other arrangements approved by the Board of Directors.

     (e)  All numbers relating to the calculation of dividends pursuant to this Section C.2 shall be equitably adjusted to reflect any stock split, stock dividend, combination, reorganization, recapitalization, reclassification or other similar event involving Series A Preferred Stock or Common Stock.

     3.     Conversion into Common Stock. The holders of Series A Preferred Stock shall have the following conversion rights:

     (a)  Election to Convert. At any time, each holder of Series A Preferred Stock shall be entitled, without the payment of any additional consideration, to cause all or any portion of the shares of Series A Preferred Stock held by such holder to be converted into a number of shares of Common Stock determined as hereafter provided in this Section C.3(a), which shares shall upon the issuance thereof be fully paid and non-assessable. Each issued and outstanding share of Series A Preferred Stock shall be convertible into forty-five (45) shares of Common Stock (the “Conversion Ratio”). The number of shares of Common Stock into which shares of Series A Preferred Stock are convertible is subject to adjustment from time to time as provided in Section C.4 hereof.

     (b)  Procedure for Conversion. Upon the election to convert the Series A Preferred Stock made in accordance with Section C.3(a), the holder of the Series A Preferred Stock making such election shall provide written notice of such conversion (the “Conversion Notice”) to the Corporation setting forth the number of shares of Series A Preferred Stock such holder elects to convert into Common Stock (the “Elected Preferred Stock”). The Elected Preferred Stock shall be converted, without further action, into the number of shares Common Stock provided for in Section C.3(a) in installments over a period of three years after the date of the Conversion Notice (the “Conversion Period”), and upon conversion of each such installment, such number of shares of Common Stock into which the Elected Preferred Stock is converted shall thereupon be deemed to have been issued to the holder of the Elected Preferred Stock. The Board of Directors, in its sole discretion, shall determine the number of installment conversions that will occur during the Conversion Period and the number of shares of Elected Preferred Stock that will comprise each such installment; provided, however, that the Corporation shall not convert more than fifty percent (50%) of the Elected Preferred Stock during any twelve-month portion of the Conversion Period. Upon each conversion, the holder of Elected Preferred Stock shall as soon as practicable thereafter surrender to the Corporation at the Corporation’s principal executive office the certificate or certificates evidencing the Elected Preferred Stock being converted, duly assigned or endorsed for transfer to the Corporation (or accompanied by duly executed stock powers relating thereto), or an Affidavit of Loss with respect thereto. Upon surrender of such certificate or certificates or delivery of an Affidavit of Loss with respect thereto, the Corporation shall issue and deliver to the holder so surrendering such certificate or certificates or to such holder’s designee, at an address designated by such holder, a certificate or certificates for the number of shares of Common Stock into which such holder’s Elected Preferred Stock shall have been converted. The issuance of certificates for shares of Common Stock upon conversion of Elected Preferred Stock will be made without charge to the holders of such shares for any issuance tax in respect thereof or other costs incurred by the Corporation in connection with such conversion and the related issuance of such stock.

     (c)  Fractional Shares; Partial Conversion. No fractional shares shall be issued upon conversion of any shares of Series A Preferred Stock. All shares of Common Stock (including fractions thereof) issuable upon conversion of Series A Preferred Stock by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share. If any fractional interest in a share of Common Stock would, except for the provisions of the first sentence of this Section C.3(c), be delivered upon any such conversion, the Corporation, in lieu of delivering the fractional share thereof, shall pay to the holder surrendering the Series A Preferred Stock for conversion an amount in cash equal to the current fair market value of such fractional interest as determined in good faith by the Board of Directors. In case the number of shares of Series A Preferred Stock represented by the certificate or certificates surrendered for conversion exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder thereof, at the expense of the Corporation, a new certificate or certificates for the number of shares of Series A Preferred Stock represented by the certificate or certificates surrendered that are not to be converted.

     4.     Adjustments.

     (a) Adjustments for Subdivisions, Combinations or Consolidation of Common Stock. In the event the outstanding shares of Common Stock shall be subdivided by stock split, stock dividends or otherwise, into a greater number of shares of Common Stock, the Conversion Ratio then in effect with respect to Series A Preferred Stock shall, concurrently with the effectiveness of such subdivision, be proportionately increased so that the number of shares of Common Stock issuable upon conversion of any shares of Series A Preferred Stock shall be increased in proportion to such increase in outstanding shares. In the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Conversion Ratio then in effect with respect to each series of each class of Preferred Stock shall, concurrently with the effectiveness of such combination or consolidation, be proportionately decreased so that the number of shares of Common Stock issuable on conversion of any shares of Series A Preferred Stock shall be decreased in proportion to such decrease in outstanding shares.

     (b)  Adjustments for Reclassification, Exchange and Substitution. If the Common Stock issuable upon conversion of the Series A Preferred Stock shall be changed into the same or a different number of shares of any other class or classes of stock or into any other securities or property, whether by capital reorganization, reclassification, merger, combination of shares, recapitalization, consolidation, business combination or other similar transaction (other than a subdivision or combination of shares provided for in Section C.4(a) above), each share of Series A Preferred Stock shall thereafter be convertible into the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of such share of Series A Preferred Stock shall have been entitled upon such capital reorganization, reclassification, merger, combination of shares, recapitalization, consolidation, business combination or other similar transaction if immediately prior to such capital reorganization, reclassification, merger, combination of shares, recapitalization, consolidation, business combination or other similar transaction such holder had converted such holder’s Series A Preferred Stock into Common Stock. The provisions of this Section C.4(b) shall similarly apply to successive capital reorganizations, reclassifications, mergers, combinations of shares, recapitalizations, consolidations, business combinations or other transactions.

     (c)  Other Dilutive Issuances. If an event not specified in this Section C.4 occurs that has substantially the same economic effect on the Series A Preferred Stock as those events specifically enumerated above in this Section C.4, then this Section C.4 shall be construed liberally, mutatis mutandis, in order to provide the holders of Series A Preferred Stock the intended benefit of the protections provided under this Section C.4. In such event, the Board of Directors shall give prompt notice (the “Adjustment Notice”) to each holder of Series A Preferred Stock thereof and make an appropriate adjustment in the Conversion Ratio so as to protect the rights of the holders of Series A Preferred Stock; provided, however, that no such adjustment shall decrease the Conversion Ratio as otherwise determined pursuant to this Section C.4 or increase the number of shares of Common Stock issuable upon conversion of each share of Series A Preferred Stock as otherwise determined in accordance with this Section C.4. The rights of the holders of Series A Preferred Stock under this Section C.4(c) shall terminate with respect to any such event to which this Section C.4(c) would apply unless, within fifteen (15) days after the date of the Adjustment Notice, one or more holders of Series A Preferred Stock give notice to the Board of Directors that the provisions of this Section C.4(c) apply to such event.

     (d)  No Impairment. The Corporation will not, by amendment of these Second Amended and Restated Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, and will at all times in good faith assist in the carrying out of all the provisions of this Section C.4 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of Series A Preferred Stock hereunder against impairment by the Corporation or any successor entities.

     (e)  Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Ratio pursuant to this Section C.4, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series A Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based and the Conversion Ratio then in effect. The Corporation shall, upon the written request at any time by any holder of Series A Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Ratio at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property that at the time would be received upon the conversion of such holder’s Series A Preferred Stock.

     (f)  Rounding. All calculations under this Section C.4 shall be made to the nearest (i) one hundredth of a share or (ii) one hundredth of one percent, as the case may be.

     5.     Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the issued or issuable shares of Series A Preferred Stock, such number of its shares of Common Stock as the case may be, as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series A Preferred Stock, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series A Preferred Stock, the Corporation will take all such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

     6.     No Closing of Transfer Books. The Corporation shall not close its books against the transfer of shares of Series A Preferred Stock in any manner that would interfere with the timely conversion of any shares of Series A Preferred Stock in accordance with the provisions hereof.

     7.     Notice.

     (a)  Record Date. In the event the Corporation establishes a record date to determine the holders of any class of securities that are entitled to receive any dividend, the Corporation shall mail or cause to be mailed by first class mail (postage prepaid) to each holder of Series A Preferred Stock at least ten (10) days prior to such record date specified therein, a notice specifying the date of such record date for the purpose of such dividend and a description of such dividend.

     (b)  Waiver of Notice. The Requisite Series A Shareholders may at any time upon written notice to the Corporation waive, either prospectively or retrospectively, any notice provisions specified in this Article III(C), and any such waiver shall be effective as to all holders of Series A Preferred Stock.

     (c) General. In the event that the Corporation provides any notice, report or statement to any holder of Common Stock, the Corporation shall at the same time provide a copy of any such notice, report or statement to each holder of outstanding shares of Series A Preferred Stock.

     8.     No Reissuance of Preferred Stock. No share or shares of Series A Preferred Stock acquired by the Corporation by reason of conversion or otherwise shall be reissued, and all such shares shall be canceled, retired and eliminated from the shares that the Corporation shall be authorized to issue.

     9.     Voting. Each holder of outstanding shares of Series A Preferred Stock shall be entitled to the number of votes equal to the number of whole shares of Common Stock into which the shares of Series A Preferred Stock held by such holder are then convertible (as adjusted from time to time pursuant to Section C.3 hereof) at each meeting of shareholders of the Corporation (and written actions of stockholders in lieu of meetings) with respect to any and all matters presented to the shareholders of the Corporation for their action or consideration. Except as provided by law or by the provisions establishing any other series of Preferred Stock, holders of Series A Preferred Stock and of any other outstanding series of Preferred Stock shall vote together with the holders of Common Stock as a single class.

     10.     Rank. The Series A Preferred Stock shall rank senior in right as to dividends to all Junior Securities, whenever issued.

     11.     Identical Rights. Each share of the Series A Preferred Stock shall have the same relative rights and preferences as, and shall be identical in all respects with, all other shares of the Series A Preferred Stock.

     12.     Certificates. So long as any shares of the Series A Preferred Stock are outstanding, there shall be set forth on the face or back of each stock certificate issued by the Corporation a statement that the Corporation shall furnish without charge to each shareholder who so requests, a full statement of the designation and relative rights, preferences and limitations of each class of stock or series thereof that the Corporation is authorized to issue and of the authority of the Board of Directors to designate and fix the relative rights, preferences and limitations of each series.

     13.     Amendments. Any provision of this Article III(C) may be amended, modified or waived if and only if the Requisite Series A Shareholders have consented in writing or by an affirmative vote to such amendment, modification or waiver of any such provision of this Article III(C).

     14.     Definitions.

     The following terms are used herein with the meanings indicated:

     “Affidavit of Loss” means an affidavit or agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred in connection with the loss of any share certificate evidencing shares of the Corporation’s Capital Securities.

     “Adjustment Notice” has the meaning specified in Article III, Section C.4(c).

     “Board of Directors” has the meaning specified in Article III, Section B.1.

     “Capital Securities” means, as to any Person that is a corporation, the authorized shares of such Person’s capital stock, including all classes of common, preferred, voting and nonvoting capital stock, and, as to any Person that is not a corporation or an individual, the ownership interests in such Person, including, without limitation, the right to share in profits and losses, the right to receive distributions of cash and property, and the right to receive allocations of items of income, gain, loss, deduction and credit and similar items from such Person, whether or not such interests include voting or similar rights entitling the holder thereof to exercise control over such Person.

     “Common Stock” has the meaning specified in Article III(A).

     “Conversion Notice” has the meaning specified in Article III, Section C.3(b).

     “Conversion Period” has the meaning specified in Article III, Section C.3(b)

     “Conversion Ratio” has the meaning specified in Article III, Section C.3(a).

     “Convertible Securities” means securities or obligations that are exercisable for, convertible into or exchangeable for shares of Common Stock. The term includes shares of Series A Preferred Stock, options, warrants or other rights to subscribe for or purchase Common Stock or to subscribe for or purchase other Capital Securities or obligations that are, directly or indirectly, exercisable for, convertible into or exchangeable for Common Stock.

     “Elected Preferred Stock” has the meaning specified in Article III, Section C.3(b).

     “Junior Securities” means any of the Corporation’s Common Stock and all other Capital Securities and Convertible Securities of the Corporation other than (a) Series A Preferred Stock and (b) those that by their terms, state that they are not Junior Securities or provide the holders thereof with rights pari passu with or senior to those of the holders of Series A Preferred Stock.

     “Person” or “person” means an individual, partnership, corporation, limited liability company, association, trust, joint venture, unincorporated organization or other entity and any government, governmental department or agency or political subdivision thereof.

     “Preferred Stock” has the meaning specified in Article III, Section A.2.

     “Requisite Series A Shareholders” means the holders of more than fifty percent (50%) of the issued and outstanding Series A Preferred Stock.

     “Series A Dividend Percentage” has the meaning specified in Article III, Section C.2(b).

     “Series A Preferred Dividends” has the meaning specified in Article III, Section C.2(a).

     “Series A Preferred Stock” has the meaning specified in Article III, Section C.1.

     “Subsidiary”/“Subsidiaries” means any corporation, partnership, limited liability company, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors thereof is at the time owned or controlled, directly or indirectly, by the Corporation or one or more of the other Subsidiaries of the Corporation or a combination thereof, or (ii) if a partnership, limited liability company, association or other business entity, a majority of the ownership interests therein is at the time owned or controlled, directly or indirectly, by the Corporation or one or more Subsidiaries of that person or a combination thereof. For purposes hereof, the Corporation shall be deemed to have a majority ownership interest in a partnership, limited liability company, association or other business entity if the Corporation shall be allocated a majority of partnership, limited liability company, association or other business entity gains or losses or shall be or control the managing general partner of such partnership, association or other business entity or the managing member of such limited liability company.

     15.     Severability of Provisions. If any right, preference or limitation of the Series A Preferred Stock set forth in this Article III(C) (as such Article III(C) may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule, law or public policy, all other rights preferences and limitations set forth in this Article III(C) (as so amended) which can be given effect without implicating the invalid, unlawful or unenforceable right preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other right, preference or limitation unless so expressed herein.

ARTICLE IV
TERM OF EXISTENCE

The Corporation shall have permanent and perpetual existence.

ARTICLE V
PRINCIPAL OFFICE

The principal office and mailing address of the Corporation is 12400 S.W. 134th Court, Suite 11, Miami, Florida 33186. The Board of Directors may, from time to time, change the street and post office address of the Corporation as well as the location of its principal office.

ARTICLE VI
BOARD OF DIRECTORS

The Corporation shall have at least three (3) directors. The number of directors may be either increased or diminished from time to time by the Bylaws of the Corporation but shall never be less than one (1).

ARTICLE VII
REGISTERED AGENT

The name and address of the registered agent of the Corporation shall be

McIvan A. Jarrett
12400 SW 134th Court, Suite 11
Miami, Florida 33186

ARTICLE VIII
AMENDMENT

The Corporation reserves the right to amend or repeal any provision contained in these Second Amended and Restated Articles of Incorporation, or any amendment hereto, in the manner provided by law.

IN WITNESS WHEREOF, the undersigned has executed these Second Amended and Restated Articles of Incorporation this          day of               , 2003.

McIvan A. Jarrett, President

CERTIFICATE DESIGNATING THE ADDRESS
AND AN AGENT UPON WHOM PROCESS MAY BE SERVED

W I T N E S S E T H:

Newcourt Holdings, Inc., a corporation organized under the laws of the State of Florida, has named McIvan A. Jarrett, 12400 SW 134th Court, Suite 11, Miami, Florida 33186, as its agent to accept service of process within this state.

ACKNOWLEDGMENT:

Having been named to accept service of process for the above-stated corporation, at the place designated in this certificate, I hereby agree to act in this capacity, and I further agree to comply with the provisions of all statutes relative to the proper and complete performance of my duties, and I am familiar with, and accept the duties and obligations of a registered agent outlined in Section 607.0505, Florida Statutes.

Dated this          day of               , 2003.

McIvan A. Jarrett

APPENDIX D
SHAREHOLDERS’ AGREEMENT

SHAREHOLDERS’ AGREEMENT
OF
NEWCOURT HOLDINGS, INC. AND SUBSIDIARIES

THIS SHAREHOLDER’S AGREEMENT (this “Agreement”), is made and entered into as of this          day of               , 2003 by and between Newcourt Holdings, Inc. (the “Company”), a Florida corporation, and McIvan A. Jarrett, an individual, and Ronald LaPrade, an individual, (“Shareholders”).

WHEREAS, the parties have entered into of that certain Agreement for the Exchange of Securities (“Exchange Agreement”) executed in conjunction with this Agreement, in which the Company will exchange shares of a new series of its preferred stock, par value $.01 per share, to be designated Series A Preferred Stock (“Series A Preferred Stock”) with the Shareholders for all the issued and outstanding shares of common stock of Engineered Plastics, Inc. (“EPI) and Quantum Pharmaceuticals, Inc. (“QPI”), each a wholly-owned subsidiary of the Company, and

WHEREAS, the parties hereto deem it in their best interest to provide for ultimate ownership of the Preferred shares of the Company and stock of EPI (“EPI Stock”) and QPI (“QPI Stock”), the Company’s subsidiaries, or rights thereto, including the right to transfer such stock and the right to purchase such stock upon the occurrence of certain events;

NOW, THEREFORE, in consideration of the foregoing and in consideration of the mutual promises set forth herein, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1

DEFINITIONS

     Whenever used in this Agreement, the following terms shall have the meaning set forth below:

     (a)  “Disposition” shall mean any sale, transfer, conveyance, hypothecation, pledge or encumbrance, whether outright or as security, by operation of law, with or without consideration, voluntary or involuntary, direct or indirect of all or any part of any right, title or interest (including but not limited to voting rights) in or to any Stock. In the case of Shareholder, which is itself also a corporation, a Disposition of stock shall also include a change in control of the stock of such Shareholder corporation.

     (b)  “Right of First Refusal Period” shall mean the thirty-six (36) month period (“RFR Period”) following the closing of the Exchange Agreement.

     (c)  “Stock” shall mean all shares of the Series A Preferred Stock of the Corporation now and hereafter owned by the Shareholders.

SECTION 2

RFR PERIOD RESTRICTIONS ON DISPOSITION OF EPI AND QPI STOCK AND ASSETS

     (a)  Disposition of EPI and QPI Stock or Assets. During the RFR Period, and as long as a Shareholder shall own at least ten percent (10%) of the Series A Preferred Stock, the Company shall not dispose of any of its EPI Stock or Assets and/or QPI Stock or Assets except as permitted in paragraph (b) below, and any such attempted disposition shall be void and shall not be recognized or registered upon the books of the Company.

     (b)  Right of First Refusal, EPI and/or QPI Stock or Assets. If during the RFR Period, the Company desires to sell, assign, transfer, convey or otherwise dispose of the shares or assets of either QPI or EPI, or both, pursuant to a bona fide written offer (“Offer”) to purchase by a third party, the Company shall, as long as a Shareholder owns at least ten percent (10%) of the Series A Preferred Stock, first give such Shareholder or Shareholders, as the case may be, sixty (60) days’ advance written notice (the “RFR Notice of Sale”) of the proposed sale (which RFR Notice of Sale shall include the name of the party to whom the Company proposes to sell the Shares or Assets which are the subject of the Notice of Sale (the “RFR Shares” or the “RFR Assets” ) and the purchase price proposed to be paid by such party for each of the RFR Shares or the RFR Assets, or both), within which sixty (60) day period (the “Election Period”) such Shareholder or Shareholders, as the case may be, shall have the right to elect to purchase all and not less than all of the RFR Shares or the RFR Assets, or both by delivering to the Company a written notice (the “Notice of RFR Election”) of their election to purchase all of the RFR Shares or the RFR Assets or both on the same terms and conditions set forth in the Offer.

     (c)  Closing. The closing of the Shareholder’s purchase of the RFR Shares or RFR Assets which a Shareholder elects to purchase shall take place at the offices of the Company on a date (the “RFR Sale Date”) set forth in the Notice of RFR Election which is not less than thirty (30) nor more than forty-five (45) days following the date on which the Notice of RFR Election is delivered to the Company. On the RFR Sale Date, such Shareholder or Shareholders, as the case may be, shall pay the Company for the RFR Shares or RFR Assets in accordance with the terms and conditions set forth in the Offer, subject to the Company’s discretion to accept a down payment and note with interest in lieu of matching an all cash offer if the note interest rate adequately compensates the Company for accepting deferred payment.

     (d)  Disposition by Company. If the Shareholders (i) elect not to purchase the RFR Shares or RFR Assets, or (ii) fail to make a timely delivery of an RFR Notice of Election, then the Company shall have the right to sell all of the RFR Shares and RFR Assets which the Shareholders elected not to purchase or failed to purchase on the same terms and conditions as in the RFR Notice of Sale within thirty (30) days the expiration of the RFR Election Period.

SECTION 3
RESTRICTIONS UPON THE TRANSFER OF THE STOCK OF THE COMPANY

     (a)  Transfer Restricted; Pledges Not Permitted. During the RFR Period, a Shareholder shall not have the right to make any Disposition of Stock except as provided in this Agreement. A Shareholder shall not pledge encumber, or otherwise hypothecate as security of collateral any of its shares unless otherwise permitted, in writing, by the Company.

     (b)  Permitted Dispositions. A Shareholder may also transfer Stock to one or more corporations, partnerships or trusts controlled by such Shareholder; provided, however, that the transferor shall have obtained the written agreement of the proposed transferee, that such transferee will be bound by, and the Stock proposed to be transferred will be subject to, this Agreement. For purposes of this Agreement, control means, in the case of a corporation or partnership, ownership of not less than 50% of the vote or value of interests in such corporation or partnership, and in the case of trusts, ownership of not less than 50% of the actuarial interests in such trust. The term Disposition and Permitted Dispositions shall include transfers of interests of entities to which Shares have been transferred by the Shareholder (or subsequent shareholders).

     (c)  Consent of Shareholders. A Shareholder may make a Disposition to which the Company consents in writing; provided, however, that the transferor shall have obtained the written agreement of the proposed transferee, that such transferee will be bound by, and the Stock proposed to be transferred will be subject to, this Agreement.

     (d)  Right of First Offer. Except as otherwise hereinafter provided, if a Shareholder shall desire to sell all or any portion of his Stock (the “Offered Interest”), Shareholder (the “Offeror” for purposes of this Section 3(d) shall first offer to sell the Offered Interest to the Non-Selling Shareholder (the “Offeree”) for purposes of this Section 3 (d) by delivering to the Offeree a written notice of the proposed transfer. Such notice shall state the Stock offered and the price and terms upon which the Offered Interest is proposed to be transferred. The Offeree shall have the right to elect within sixty (60) days thereafter to purchase all, but not less than all, of the Offered Interest at the price and upon the terms and conditions contained in such offer by giving notice to the Offeror within the sixty (60) day period. The transfer of an interest pursuant to this Section 3 (d) shall occur on a date agreed upon by Offeror and Offeree but in no event greater ninety (90) days from the election to purchase, subject to a single extension of up to thirty (30) days (the “Closing Date”). Any attempted conditional or partial acceptance of the offer by the Offeree shall constitute a rejection.

          (i)   If the Offeree does not elect to purchase all of the Offered Interest within the aforesaid period, or, if after accepting such offer, the Offeree fails to purchase all of the Offered Interest in accordance herewith, then, subject to the provisions of this Agreement, Offeror shall be free to transfer all of the Offered Interest to any party; provided, however, that such party shall be subject to the Company’s prior approval, at not less than the price and on the same terms and conditions (a) within thirty (30) days from the failure of the Offeree, after having elected to acquire the Offered Interest, to make such purchase of the Offered Interest on the Closing Date, or (b) within 60 days of the earlier of either (aa) the expiration of the period within which the Offeree may elect to purchase the Offered Interest (assuming the Offeree has not formally rejected such offer) or (bb) the giving of written notice by the Offeree that it does not elect to purchase all of the Offered Interest. Promptly after the execution of any contract for the transfer of the Offered Interest, the Offeror shall deliver to the Offeree a true and complete copy of such contract and all amendments thereto, and such other information relating to the contract and the proposed purchaser as the Offeree may reasonably request. Upon receipt of such information the Offeree shall have an additional right, for the limited period of ten (10) days, to elect to acquire the Offered Interest on the terms set forth in such contract and in accordance with the procedure for electing and closing which is set forth in Section 3(d)(i), above. Upon the consummation of the transfer of the Offered Interest to the proposed third party purchaser, the Offeror shall notify the Offeree thereof in writing, certifying the price and terms and conditions upon which such transfer was made.

          (ii)   If the Offeror does not transfer all of the Offered Interest within the periods specified in Section 3(d)(i), then the rights of the Offeree under this Section 2(d)(ii) shall be fully restored and reinstated as if such offer had never been made; provided, however, that the periods for sale of the Offered Interest set forth in Section 2(d)(ii) shall be extended during any period in which such sale is not completed as a result of an act of God, war, emergencies or other force majeure of which the Offeree receives written notice from the Offeror.

     (e)  Transferee Bound by Agreement. If all or any part of a Shareholder’s Stock has been transferred to a transferee, such transferee: (i) shall take and hold the Stock subject to this Agreement and to all of the obligations and restrictions arising hereunder upon the Shareholder from whom such Stock was acquired; and (ii) shall observe and comply with this Agreement and with all such obligations and restrictions including, without limitation, the obligation to retransfer the Stock to the Company and/or other shareholders as set forth herein.

SECTION 4
REPRESENTATIONS AND WARRANTIES

     Each of the parties hereby represent and warrant to the other as follows:

     (a)  Each party hereto is authorized to enter into, execute and deliver this Agreement; and

     (b)  The execution and delivery of this Agreement by each party and the consummation of the transactions contemplated hereby and the fulfillment of the terms hereof will not conflict with or result in the breach of any of the terms, conditions, or provisions of or constitute a default under: (i) the Articles of Incorporation of such party, or any agreement, indenture or instrument to which such party is a party; (iii) any judgment, decree, order, obligation, or award of any court, governmental body, or arbitrator applicable to such party; or (iv) any law, rule, regulation, license, or permit applicable to such party.

SECTION 5
MISCELLANEOUS

     (a)        Termination. This Agreement shall terminate:

(i) If all Stock of the Company is owned by any one (1) Shareholder; or

(ii) If the Company is adjudicated a bankrupt, the Company executes an assignment for benefit of creditors, a receiver is appointed for the Company or the Company voluntarily or involuntarily dissolves; or

(iii) If all Shareholders agree to terminate this Agreement;

     (b)       Amendment. This Agreement may not be amended or terminated orally, and no amendment, termination or attempted waiver shall be valid unless in writing and signed by the party sought to be bound.

      (c)       Notice. Any and all notices, designations, consents, offers, acceptances or any other communication under this Agreement shall be given in writing and delivered by personal delivery, overnight courier, or by certified mail, return receipt requested, postage and charges prepaid, which shall be addressed, in the case of the Company, to its principal office, in the case of any Shareholder, to the last address appearing on the stock books of the Company or to such other address as may be designated. Notices delivered in person shall be effective and deemed received on the date of delivery. Notices sent by mail shall be effective and deemed received upon the date of actual receipt.

     (d)       Remedies. Stock subject to this Agreement is not readily marketable, and, for that reason and other reasons, the parties will be irreparably damaged if this Agreement is not specifically enforced. In this regard, the parties declare that it is impossible to measure in money the damages that will accrue to a person having rights under this Agreement by reason of a failure of another to perform any obligation under this Agreement. Therefore, this Agreement shall be enforceable by specific performance or other equitable remedy cumulative with and not exclusive of any other remedy. If any person shall institute any action or proceeding to enforce the provisions of this Agreement, any person subject to this Agreement against whom such action or proceeding is brought hereby waives the claim or defense that the person instituting the action or proceeding has an adequate remedy at law, and no person shall in any action or proceeding put forward the claim or defense that an adequate remedy at law exists. Should any dispute concerning the transfer of Stock arise under this Agreement, an injunction may be issued restraining the transfer of such Stock pending the determination of such dispute.

     (e)       Applicable Law and Venue. This Agreement has been negotiated and executed in the State of Florida, and this Agreement shall be construed and enforced in accordance with the laws of the State of Florida, without regard to the conflicts of laws provisions thereof. In the event of any dispute arising out of or relating to this Agreement, such dispute shall be settled by arbitration in Miami-Dade County, Florida in accordance with the rules then obtaining of the American Arbitration Association, and judgment upon the award rendered may be entered in any court having jurisdiction thereof; provided, however, that the provisions of this Sub-Section (e) shall in no way limit or impair the rights of the parties to avail themselves of the remedies provided for in Sub-Section (d) of this Agreement.

     (f)       Effect of Dispute/Attorneys’ Fees and Costs. Any party to this Agreement who challenges the effect or validity of a material term of this Agreement before any court in any jurisdiction shall, if such challenge is unsuccessful, be liable to every other party hereto for the amount of reasonable attorneys’ fees and costs incurred by the other party in defending against or answering such challenge.

     (g)       Captions. Titles or captions of sections contained in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or prescribe the scope of this Agreement or the intent of any provision.

     (h)       Counterparts. This Agreement may be executed simultaneously in four or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.

     (i)       Further Acts. Each party agrees to perform any further acts and to execute and deliver any instruments or documents that may be necessary or reasonably deemed advisable to carry out the purposes of this Agreement.

     (j)       Gender. Where the context so requires, the masculine gender shall be construed to include the female, a corporation, a trust, or other entity, and the singular shall be construed to include the plural and the plural the singular.

     (k)       Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the Shareholders, their respective heirs, successors, successors-in-title, legal representatives and lawful assigns. No party shall have the right to assign this Agreement, or any interest under this Agreement, without the prior written consent of the other parties. Notwithstanding anything to the contrary contained in this Agreement, no attempted Disposition of Stock shall be valid unless and until the acquirer of such interest agrees in writing to accept and be bound by all the terms and conditions of this Agreement, in which case all such terms and conditions shall inure to the benefit of and be binding upon such acquirer, his successors, personal representatives, heirs and permitted assigns to the same extent as if such acquirer had originally been a party to this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Shareholders’ Agreement, under seal, on the date and at the place first above written.

NEWCOURT HOLDINGS, INC

Name: McIvan A. Jarrett
Title: President

McIvan A. Jarrett

Ronald LaPrade

APPENDIX E
REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (the “Agreement”) is made and entered into as of                             , 2003 among Newcourt Holdings, Inc., a Florida corporation (the “Company”), and the Persons listed on Schedule A hereto.

R E C I T A L S

     This Agreement is entered into in connection with the Agreement for Exchange of Securities of even date herewith among the Company, Engineered Plastics Industries, Inc., a Florida corporation (“EPI”), Quantum Pharmaceuticals, Inc., a Florida corporation (“QPI”), and the Shareholders, pursuant to which the Company is issuing shares of its capital stock to the Shareholders in consideration of the transfer of 100% of the issued and outstanding common stock of each of QPI and EPI to the Company (the “Exchange Agreement”). The execution and delivery of this Agreement is a condition precedent to the Shareholders’ obligations under the Exchange Agreement.

     NOW, THEREFORE, the parties to this Agreement hereby agree as follows:

ARTICLE I

DEFINITIONS

     Unless otherwise defined herein, capitalized terms used in this Agreement and not defined shall have the same meaning as provided in the Exchange Agreement.

     In addition, the following terms shall have the meanings set forth in this Article I:

     “Agreement” has the meaning given such term in the Recitals.

     “Commission” means the U.S. Securities and Exchange Commission or any successor governmental agency that administers the Securities Act and the Exchange Act.

     “Commission Form S-3” has the meaning specified in Section 2.1(a).

     “Common Stock” means the Common Stock, par value $.001 per share, of the Company, as constituted on the date hereof, any shares of the Company’s capital stock into which such Common Stock shall be changed, and any shares of the Company’s capital stock resulting from any reclassification of such Common Stock or recapitalization of the Company.

     “Conversion Stock” means Common Stock issued or issuable upon the conversion of shares of the Company’s Series A Convertible Preferred Stock, par value $.01 per share.

     “Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute thereto, and the rules and regulations of the Commission promulgated from time to time thereunder, all as the same shall be in effect at the time.

     “Exchange Agreement” has the meaning specified in the Recitals hereto.

     “Incidental Registration” has the meaning specified in Section 2.2(a).

     “Incidental Registration Cutback” has the meaning specified in Section 2.2(b) of this Agreement.

     “Indemnified Parties” has the meaning specified in Section 5.1 of this Agreement.

     “Indemnifying Party” has the meaning specified in Section 5.1 of this Agreement.

     “Majority Shareholders” means at any time the holders of a majority of the Registrable Securities held by all of the Shareholders.

     “Person” shall mean an individual, partnership, corporation, limited liability company, association, trust, joint venture, unincorporated organization and any government, governmental department or agency or political subdivision thereof.

     “Qualified Public Offering” shall mean an underwritten offering of Common Stock, the proceeds of which to the Company shall be at least $5,000,000, net of underwriting discounts and commissions and other fees and expenses of the offering.

     “Registrable Securities” means the following (in each case as adjusted for stock splits, recapitalizations and other similar events): (i) the Conversion Stock; (ii) any Common Stock or other securities issued or issuable with respect to the Conversion Stock pursuant to any stock split, stock dividend, recapitalization, or similar event; and (iii) securities issued in replacement or exchange of any of the securities issued in clauses (i), (ii) or (iii) above; provided, however, that any and all shares described in clauses (i)-(iii) above shall cease to be Registrable Securities upon any sale pursuant to a registration statement under the Securities Act, Section 4(1) of the Securities Act or Rule 144 promulgated under the Securities Act, or any sale, transfer or assignment in any manner to any Person who is not entitled to the rights provided by this Agreement; provided, further, however, that Registrable Securities shall cease to be Registrable Securities with respect to a Shareholder, when such Shareholder is eligible to sell or transfer all or any part of such Shareholder’s Registrable Securities pursuant to Rule 144 under the Securities Act.

     “Registration Expenses” means all expenses incident to the Company’s performance of or compliance with this Agreement in connection with each Requested Registration or Incidental Registration, including, without limitation, all registration, filing and listing fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, all messenger and delivery expenses, any transfer taxes, the fees and expenses of the Company’s legal counsel and independent public accountants and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities; provided, however, that Registration Expenses shall not include underwriting discounts and commissions.

     “Registration Notice” has the meaning specified in Section 2.1(a) of this Agreement.

     “Requested Registration” has the meaning specified in Section 2.1(a) of this Agreement.

     “Requested Registration Cutback” has the meaning specified in Section 2.1(b) of this Agreement.

     “Registration Request” has the meaning specified in Section 2.1(a) of this Agreement.

     “Securities Act” means the Securities Act of 1933, as amended, or any successor statute thereto, and the rules and regulations of the Commission promulgated from time to time thereunder, all as the same shall be in effect at the time.

     “Shareholders” means the Persons designated as such on Schedule A hereto, provided such Person signs a counterpart to this Agreement.

     “Underwriter’s Maximum Number” has the meaning specified in Section 2.1(c) of this Agreement.

ARTICLE II

REGISTRATIONS

     SECTION 2.1 Requested Registrations.

     (a)  Registrations on Form S-3.

          (i)  Request for S-3 Registration. Subject to Section 2.2(a)(ii), if at any time after the Company is a registrant entitled to file a registration statement on Form S-3 or any successor or similar short-form registration statement promulgated by the Commission (collectively, “Commission Form S-3”), the Company shall receive a written request from the Majority Shareholders (a “Registration Request”) that the Company effect the registration under the Securities Act of all or part of the Registrable Securities (a “Requested Registration”), then the Company shall (x) promptly, and in any event within 10 days, give written notice of the proposed registration to all other Shareholders (a “Registration Notice”), and (y) use its best efforts to effect the registration under the Securities Act of the Registrable Securities that the Company has been so requested to register on behalf of the requesting Shareholder(s) and any Shareholder joining in such request (as is specified in a written request by each such Shareholder received by the Company within 15 days after delivery of the Registration Notice) in accordance herewith within thirty (30) days after receipt of the Registration Request. Subject to Section 2.1(b), the Company may include in such Requested Registration other securities of the Company for sale, for the Company’s account or for the account of any other person.

          As an alternative to filing a series of registration statements on Commission Form S-3, the Company may fulfill its obligations under this Section 2.1(a) by filing and causing to be declared effective under Rule 415 one registration statement on Commission Form S-3 covering all of the Registrable Securities.

          (ii)       Limitations on Requested Registrations.

(1) Offering Price Limitation. The Company shall not be obligated to effect a Requested Registration pursuant to this Section 2.1(a) unless the anticipated aggregate offering price of the Registrable Securities to be sold pursuant thereto is at least U.S.$5,000,000.

(2) Limitation on the Number of Requested Registrations. The Company shall not be obligated to effect more than two Requested Registrations hereunder if such registrations have been declared or ordered and kept effective for the time period indicated in Article III(a)(iii) below.

(3) Multiple Simultaneous Form S-3 Limitation. The Company shall not be obligated to keep effective at any one time more than one Commission Form S-3 registration statement in accordance with this Section 2.1(a), and if the Company is requested to effect an additional Requested Registration at a time when it is keeping one such registration statement effective, it may delay effecting such Requested Registration until it is no longer required in accordance with Article III(a)(iii) to keep effective the then effective Commission Form S-3 registration statements.

(4) Recent Registration Limitation. The Company shall not be obligated to effect a Requested Registration pursuant to this Section 2.1(a) if the Company has effected a Requested Registration within the preceding twelve (12) months and such registration has been declared or ordered effective.

(5) Delay Limitation. If the Company shall furnish to Shareholders requesting a Requested Registration a certificate signed by the Company’s Chief Executive Officer or Chairman of the Board stating that in the good faith judgment of the Board of Directors of the Company such registration at the time requested would be detrimental to the Company and its shareholders for such Requested Registration to be effected at such time, the Company shall have the right to defer such filing for a period of not more than 180 days after receipt of the request of the Shareholders.

(6) Termination. The rights to request a Requested Registration shall terminate on the third anniversary of the Company’s initial Qualified Public Offering.

          (b)  Priority in Registration. If a Requested Registration is an underwritten offering, and the managing underwriters shall give written advice to the Shareholders and the Company that, in their opinion, market conditions dictate that no more than a specified maximum number of securities (the “Underwriter’s Maximum Number”) could successfully be included in such registration within a price range acceptable to the Shareholders initiating the Requested

Registration, then the Company shall be required to include in such registration only such number of securities as is equal to the Underwriter’s Maximum Number (“Requested Registration Cutback”) and the Company and the Shareholders will participate in such offering in the following order of priority:

          (i)  First, the Company shall be entitled to include in such registration that number of securities that it proposes to offer and sell for its own account that does not exceed the Underwriter’s Maximum Number; and

          (ii)  Second, there shall be included in such registration that number of Registrable Securities that the Shareholders shall have requested to be included in such offering to the full extent of the remaining portion of the Underwriter’s Maximum Number.

In the event that a Requested Registration Cutback results in less than all of the securities of a particular category (e.g., Registrable Securities of Shareholders or securities of the Company) that are requested to be included in such registration actually being included in such registration, then the number of securities of such category that will be included in such registration shall be shared pro rata among all of the holders of securities of such category that were requested to be included in such registration based on the number of shares of Common Stock held by each such holder of securities of such category, calculated on an as-converted to Common Stock basis.

     SECTION 2.2. Incidental Registrations.

     (a)  Incidental Registration. Except with respect to a Company-initiated registration to effect its initial Qualified Public Offering, if the Company for itself or any of its security holders shall at any time or times after the date hereof undertake to register (other than a Requested Registration pursuant to Section 2.1) under the Securities Act any shares of its capital stock or other securities (other than (i) the registration of an offer, sale or other disposition of securities solely to employees of, or other persons providing services to, the Company, or any subsidiary pursuant to an employee or similar benefit plan or (ii) relating to a merger, acquisition or other transaction of the type described in Rule 145 under the Securities Act or a comparable or successor rule, registered on Form S-4 or similar or successor forms promulgated by the Commission), on each such occasion the Company will notify each Shareholder of such determination or request at least thirty (30) days prior to the filing of such registration statement, and upon the request of any Shareholder given in writing within twenty (20) days after the receipt of such notice, subject to Section 2.2(b), the Company shall use its best efforts as soon as practicable thereafter to cause any of the Registrable Securities specified by any such Shareholder to be included in such registration statement to the extent such registration is permissible under the Securities Act and subject to the conditions of the Securities Act (an “Incidental Registration”). If a Shareholder decides not to include all of such Shareholder’s Registrable Securities in any Incidental Registration filed by the Company, such Shareholder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent Incidental Registration as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein. The Company shall have the right to terminate or withdraw any Incidental Registration initiated by it under this Section 2.2 prior to the effectiveness of such registration whether or not any Shareholder has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 2.3.

     (b)  Priority in Registration. If an Incidental Registration is an underwritten offering, and the managing underwriters shall give written advice to the Shareholders and the Company that, in their opinion, market conditions dictate that no more than a Underwriter’s Maximum Number could successfully be included in such registration, then the Company shall be required to include in such registration only such number of securities as is equal to the Underwriter’s Maximum Number (“Incidental Registration Cutback”) and the Company and the Shareholders will participate in such offering in the following order of priority:

          (i)  First, the Company shall be entitled to include in such registration that number of securities that the Company proposes to offer and sell for its own account in such registration and that does not exceed the Underwriter’s Maximum Number; and

          (ii)  Second, the Company will be obligated and required to include in such registration that number of Registrable Securities that the Shareholders shall have requested to be included in such offering to the full extent of the remaining portion of the Underwriter’s Maximum Number.

In the event that an Incidental Registration Cutback results in less than all of the securities of a particular category (e.g., securities of the Company or Registrable Securities of Shareholders) that are requested to be included in such registration actually to be included in such registration, then the number of securities of such category that will be included in such registration shall be shared pro rata among all of the holders of securities of such category that were requested to be included in such registration based on the number of shares of Common Stock held by each such holder of securities of such category, calculated on an as converted to Common Stock basis.

     SECTION 2.3. Expenses. The Company shall pay all Registration Expenses incurred in connection with all Incidental Registrations and all Requested Registrations effected in accordance with this Article II. Notwithstanding the foregoing, the Company shall not be required to pay for any Registration Expenses of any registration proceeding begun pursuant to Section 2.1 if a registration request initiated by the Shareholders under Section 2.1(a) is subsequently withdrawn at the request of the Majority Shareholders (in which case all participating Shareholders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be registered in the withdrawn registration), unless the Majority Shareholders elect in writing to treat such withdrawn registration as an effective registration for purposes of the limitation on the number of permissible Requested Registrations.

     SECTION 2.4. Effective Registration Statement. A Requested Registration or an Incidental Registration effected pursuant to Section 2.1 or Section 2.2, respectively, shall not be deemed to have been effected unless the registration statement filed with respect thereto in accordance with the Securities Act has become effective with the Commission and kept effective in accordance with the provisions of Article III(a)(iii) below. Notwithstanding the foregoing, a registration statement will not be deemed to have become effective if (a) after it has become effective with the Commission, such registration is made subject to any stop order, injunction, or other order or requirement of the Commission or other governmental agency or any court proceeding for any reason other than a misrepresentation or omission by any Investor, or (b) the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied, other than solely by reason of some act or omission by any Shareholder.

     SECTION 2.5. Jurisdictional Limitations. Notwithstanding anything in this Agreement to the contrary, the Company shall not be obligated to take any action to effect registration, qualification or compliance with respect to its Registrable Securities:

     (a)  In any particular jurisdiction in which the Company would be required to execute a general consent to service of process unless the Company is already subject to service in such jurisdiction and except as required by the Securities Act;

     (b)  That would require it to qualify generally to do business in any jurisdiction in which it is not already so qualified or obligated to qualify; or

     (c)  That would subject it to taxation in a jurisdiction in which it is not already subject generally to taxation.

ARTICLE III

REGISTRATION PROCEDURES

     (a)  Company Obligations. If and whenever the Company is required to use its efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Article II, the Company, as expeditiously as possible and subject to the terms and conditions of Article II, will do the following:

          (i)  Prepare and file with the Commission a Commission Form S-3 to effect such registration and use its diligent efforts to cause such registration statement to become and remain effective for the period set forth in Article III(a)(iii) below;

          (ii)  Permit any Shareholder who, in the reasonable judgment of the Company’s counsel, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration statement (including making available for inspection by any such Person and any attorney, accountant or other agent retained by such Person, all financial and other records, pertinent corporate documents and all other information reasonably requested in connection therewith) and give to the Shareholders holding Registrable Securities to be sold under such registration statement, the underwriters, if any, and their respective counsel and accountants, advance draft copies of such registration statement, each prospectus included therein or filed with the Commission at least five (5) business days prior to the filing thereof with the Commission, and any amendments and supplements thereto promptly as they become available, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such Shareholders and such underwriters’ respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act;

          (iii)  Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until the earlier of such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement or the expiration of 180 days after such registration statement becomes effective (such period of 180 days to be extended one day for each day or portion thereof during such period that such registration statement shall be subject to any stop order suspending the effectiveness of the registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Securities included in such registration statement for sale in any jurisdiction);

          (iv)  Furnish to the Shareholders participating in such registration without charge to the Shareholders, such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as the purchaser or any Shareholder holding Registrable Securities to be sold under such registration statement may reasonably request;

          (v)  Use its best efforts to register or qualify all Registrable Securities covered by such registration statement under such other United States state securities or blue sky laws of such jurisdictions as any Shareholder holding Registrable Securities to be sold under such registration statement shall reasonably request, to keep such registration or qualification in effect for the time period set forth in Article III(a)(iii) hereof, and take any other action that may be reasonably necessary or advisable to enable the Shareholders who are participating in such registration to sell Registrable Securities in such jurisdictions;

          (vi)  Use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other United States state governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Shareholders who are participating in such registration to sell Registrable Securities as intended by such registration statement;

          (vii)  In the event of the issuance of any stop order suspending the effectiveness of the registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Securities included in such registration statement for sale in any jurisdiction, the Company shall use its best efforts promptly to obtain the withdrawal of such order;

          (viii)  Immediately notify the Shareholders holding Registrable Securities included in such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of its becoming aware of any event as result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of such Shareholders promptly prepare and furnish to such Shareholders a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

          (ix)  Otherwise comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

          (x)  Provide a transfer agent and registrar for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement; and

          (xi)  List all Registrable Securities covered by such registration statement on any securities exchange on which the same class of securities issued by the Company are then listed, or, if no such equity securities are then listed, apply for listing or quotation of the Registrable Securities on an exchange or quotation system selected by the Majority Shareholders.

     (b)  Shareholder Obligations.

          (i)  The Company may require each Shareholder holding Registrable Securities to be sold under such registration statement to furnish the Company with such information as it may reasonably request in writing (1) regarding such Shareholder’s proposed distribution of such securities and (2) as required in connection with any registration (including an amendment to a registration statement or prospectus), qualification or compliance referred to in this Article III.

          (ii)  Each Shareholder, by execution of this Agreement, agrees (1) that upon receipt of any notice from the Company, or upon such Shareholder’s otherwise becoming aware, of the happening of any event of the kind described in Article III(a)(viii), such Shareholder will forthwith discontinue its disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until the receipt by such Shareholder of the copies of the supplemented or amended prospectus contemplated by subdivision Article III(a)(viii) and, if so directed by the Company, will deliver to the Company all copies other than permanent file copies, then in possession of the Shareholders of the prospectus relating to such Registrable Securities current at the time of receipt of such notice; and (2) that such Shareholder will immediately notify the Company, at any time when a prospectus relating to the registration of such Registrable Securities is required to be delivered under the Securities Act, of the happening of any event as a result of which information previously furnished in writing by such Shareholder to the Company specifically for inclusion in such prospectus contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made. In the event the Company or any such Shareholder shall give any such notice, the period referred to in Article III(a)(iii) shall be extended by a number of days equal to the number of days during the period from and including the giving of notice pursuant to Article III(a)(viii) to and including the date when such Shareholder shall have received the copies of the supplemented or amended prospectus contemplated by Article III(a)(viii).

ARTICLE IV

UNDERWRITTEN OFFERINGS

     SECTION 4.1. Underwritten Offerings.

     (a)  Underwritten Offering. In connection with any underwritten offering pursuant to a registration requested under Section 2.1, the Company will enter into an underwriting agreement (and any other customary agreements) with the underwriters for such offering, such agreement to be in form and substance reasonably satisfactory to such underwriters in their reasonable judgment and to contain such representations and warranties by the Company and such other terms as are customarily contained in agreements of that type, including, without limitation, indemnities to the effect and to the extent provided in Section 5.1. The Company will also take all such other actions as the underwriters reasonably request in order to expedite or facilitate the disposition of Registrable Securities (including effecting a stock split or combination of shares and the participation of senior management in so-called “road shows” and similar events). Each Shareholder participating in such underwritten offering shall be a party to such underwriting agreement and may, at such Shareholder’s option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of each such Shareholder and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Shareholder. No Shareholder participating in any such underwritten offering shall be required by the provisions hereof to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Shareholder and its intended method of distribution and any other representation required by law.

     (b)  Selection of Underwriters. If a Requested Registration pursuant to Section 2.1 involves an underwritten offering, then the Company shall select a reputable underwriter.

     SECTION 4.2. Holdback Agreements. In connection with any underwritten public offering of Registrable Securities by the Company under the Securities Act, each Shareholder agrees not to effect directly or indirectly (except as part of such underwritten registration in accordance with the provisions hereof or pursuant to a transaction exempt from registration (other than under Rule 144 or Rule 145 of the Securities Act)) any sale, distribution, short sale, loan, grant of options for the purchase of, or otherwise dispose of, any Registrable Securities for such period as such managing underwriter requests, such period in no event to commence earlier than seven days prior to, or to end more than 180 days after, the effective date of such registration. In addition, each Shareholder holding Registrable Securities agrees to execute and deliver to any managing underwriter (or, in the case of any offering that is not underwritten, an investment banker) in connection with a registration of Registrable Securities under the Securities Act any lock-up letter requested of such Shareholder by such managing underwriter. Each Shareholder further agrees that the Company may instruct its transfer agent to place stop transfer notations in its records to enforce the provisions of this Section 4.2.

ARTICLE V

INDEMNIFICATION AND CONTRIBUTION

     SECTION 5.1 Indemnification.

     (a)  Indemnification by the Company. In the event of any registration under the Securities Act pursuant to Article II of any Registrable Securities covered by such registration, the Company will, to the extent permitted by law, and hereby does, indemnify and hold harmless each Shareholder holding Registrable Securities to be sold under such registration statement, each such Shareholder’s legal counsel and independent accountants, each other person who participates as an underwriter in the offering or sale of such securities (if so required by such underwriter as a condition to including the Registrable Securities of the Shareholders in such registration) and each other person, if any, who controls any such Shareholder or any such underwriter within the meaning of the Securities Act (collectively, the “Indemnified Parties”), against any losses, claims, damages or liabilities, joint or several, to which the Shareholders or underwriter or controlling person may become subject under the Securities Act, the Exchange Act, any state securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein or any document incorporated therein by reference, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, or arise out of any violation by the Company of any rule or regulation promulgated under the Securities Act or state securities law applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, and the Company will reimburse the Indemnified Parties for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the indemnity agreement contained in this Section 5.1(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld; and provided, further, however, that the Company shall not be liable to any Indemnified Party in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with information furnished to the Company in writing by any Indemnified Party specifically for use therein.

     (b)  Indemnification by the Shareholders. As a condition to including any Registrable Securities of any person or entity in any registration statement filed pursuant to Article II, each Shareholder holding Registrable Securities, to the extent permitted by law, hereby agrees to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section 5.1 the Company, each director of the Company, each officer of the Company and each other person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if, and only if, such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with information furnished in specifically for use therein to the Company directly by such person or entity specifically for use therein; provided, however, that the obligation of any Shareholder hereunder shall be limited to an amount equal to the gross proceeds received by such Shareholder upon the sale of Registrable Securities sold in the offering covered by such registration.

     (c)  Notices of Claims, etc. Promptly after receipt by an Indemnified Party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 5.1, such Indemnified Party will, if a claim in respect thereof is to be made against a party required to provide indemnification (an “Indemnifying Party”), give written notice to the latter of the commencement of such action, provided, however, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligation under the preceding subdivisions of this Section 5.1, except to the extent that the Indemnifying Party is actually prejudiced by such failure to give notice. In case any such action is brought against an Indemnified Party, unless in such Indemnified Party’s reasonable judgment a conflict of interest between such Indemnified and indemnifying parties may exist in respect of such claim, the Indemnifying Party shall be entitled to participate in and to assume the defense thereof, jointly with any other Indemnifying Party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the Indemnifying Party to such Indemnified Party of its election so to assume the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No Indemnifying Party shall consent to entry of any judgment or enter into any settlement without the consent of the Indemnified Party which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

     (d)  Other Indemnification. Indemnification similar to that specified in the preceding subdivisions of this Section 5.1 (with appropriate modifications) shall be given by the Company and each Shareholder holding Registrable Securities included in any registration statement to each other and any underwriter, as applicable, with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority, other than the Securities Act.

     (e)  Indemnification Payment. The indemnification required by this Section 5.1 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

     (f)  Survival of Obligations. The obligations of the Company and of the Shareholders under this Section 5.1 and Section 5.2 shall survive the completion of any offering of Registrable Securities under this Agreement.

     SECTION 5.2. Contribution. If the indemnification provided for in Section 5.1 is unavailable or insufficient to hold harmless an Indemnified Party, then each Indemnifying Party shall contribute to the amount paid or payable to such Indemnified Party as a result of the losses, claims, damages or liabilities referred to in Section 5.1 an amount or additional amount, as the case may be, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party or parties, on the one hand, and the Indemnified Party, on the other, in connection with the statements or omissions which resulted in such losses, claims, demands or liabilities as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or parties, on the one hand, or the Indemnified Party, on the other, and the parties’ relative, intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid to an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 5.2 shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any action or claim which is the subject of this Article V. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

ARTICLE VI

COMPANY COVENANTS

     SECTION 6.1. Covenants Relating to Rule 144; Reports Under The Exchange Act. With a view to (a) making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of securities of the Company to the public without registration after such time as a public market exists for the Common Stock of the Company or (b) causing the Company to be and remain eligible to file a registration on Commission Form S-3, the Company agrees to do the following:

     (i)  To make and keep public information available in accordance with Rule 144 under the Securities Act at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

     (ii)  To take such action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the Shareholders to utilize Commission Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective; and

     (iii)  To use its best efforts to then file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act, as amended (at any time after it has become subject to such reporting requirements).

ARTICLE VII

MISCELLANEOUS

     SECTION 7.1. Waivers and Amendments. The rights and obligations of the Company and all other parties hereto under this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely) or amended if and only if such waiver or amendment is consented to in writing by the Company and by the Majority Shareholders. Each Shareholder shall be bound by any amendment or waiver effected in accordance with this Section, whether or not such Shareholder has consented to such amendment or waiver. Upon the effectuation of each such waiver or amendment, the Company shall promptly give written notice thereof to the Shareholders who have not previously consented thereto in writing.

     SECTION 7.2. Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, heirs, executors and administrators of the parties hereto.

     SECTION 7.3 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement of the parties with regard to the subjects hereof and supersedes in their entirety all other or prior agreements, whether oral or written, with respect thereto.

     SECTION 7.4. Notices. All demands, notices, requests, consents and other communications required or permitted under this Agreement shall be in writing and shall be personally delivered or sent by facsimile machine (with a confirmation copy sent by one of the other methods authorized in this Section), reputable commercial overnight delivery service (including Federal Express and U.S. Postal Service overnight delivery service) or, deposited with the U.S. Postal Service mailed first class, registered or certified mail, postage prepaid, as set forth below:

If to the Company, addressed to:

Newcourt Holdings, Inc. 12400 S.W. 134th Court Suite 11 Miami, Florida 33186 Attn: Chief Executive Officer Fax:

with a copy to:

Edwards & Angell, LLP
350 East Las Olas Boulevard
Suite 1150
Fort Lauderdale, Florida 33301-4215
Attn: Leslie J. Croland, P.A.
Fax: (954) 727-2601

If to any Shareholder, to it at its address specified on Schedule A.

Notices shall be deemed given upon the earlier to occur of (i) receipt by the party to whom such notice is directed; (ii) if sent by facsimile machine, on the day (other than a Saturday, Sunday or legal holiday in the jurisdiction to which such notice is directed) such notice is sent if sent (as evidenced by the facsimile confirmed receipt) prior to 5:00 p.m. Eastern Time and, if sent after 5:00 p.m. Eastern Time, on the day (other than a Saturday, Sunday or legal holiday in the jurisdiction to which such notice is directed) after which such notice is sent; (iii) on the first business day (other than a Saturday, Sunday or legal holiday in the jurisdiction to which such notice is directed) following the day the same is deposited with the commercial courier if sent by commercial overnight delivery service; or (iv) the fifth day (other than a Saturday, Sunday or legal holiday in the jurisdiction to which such notice is directed) following deposit thereof with the U.S. Postal Service as aforesaid. Each party, by notice duly given in accordance therewith may specify a different address for the giving of any notice hereunder.

     SECTION 7.5. Governing Law. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Florida (without giving effect to any conflicts or choice of laws provisions thereof that would cause the application of the domestic substantive laws of any other jurisdiction).

     SECTION 7.6. Consent To Jurisdiction.

     (a)  SUBJECT TO THE PROVISIONS OF SECTION 7.9, EACH OF THE PARTIES HERETO HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ALL STATE AND FEDERAL COURTS LOCATED IN MIAMI-DADE COUNTY, FLORIDA, AS WELL AS TO THE JURISDICTION OF ALL COURTS TO WHICH AN APPEAL MAY BE TAKEN FROM SUCH COURTS, FOR THE PURPOSE OF ANY

SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE RELATED AGREEMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, INCLUDING, WITHOUT LIMITATION, ANY PROCEEDING RELATING TO ANCILLARY MEASURES IN AID OF ARBITRATION, PROVISIONAL REMEDIES AND INTERIM RELIEF, OR ANY PROCEEDING TO ENFORCE ANY ARBITRAL DECISION OR AWARD. EACH PARTY HEREBY EXPRESSLY WAIVES ANY AND ALL RIGHTS TO BRING ANY SUIT, ACTION OR OTHER PROCEEDING IN OR BEFORE ANY COURT OR TRIBUNAL OTHER THAN THE COURTS DESCRIBED ABOVE AND COVENANTS THAT IT SHALL NOT SEEK IN ANY MANNER TO RESOLVE ANY DISPUTE OTHER THAN AS SET FORTH IN THIS SECTION 7.6 OR TO CHALLENGE OR SET ASIDE ANY DECISION, AWARD OR JUDGMENT OBTAINED IN ACCORDANCE WITH THE PROVISIONS HEREOF.

     (b)  EACH OF THE PARTIES HERETO HEREBY EXPRESSLY WAIVES ANY AND ALL OBJECTIONS IT MAY HAVE TO VENUE, INCLUDING, WITHOUT LIMITATION, THE INCONVENIENCE OF SUCH FORUM, IN ANY OF SUCH COURTS. IN ADDITION, EACH OF THE PARTIES CONSENTS TO THE SERVICE OF PROCESS BY PERSONAL SERVICE OR ANY MANNER IN WHICH NOTICES MAY BE DELIVERED HEREUNDER IN ACCORDANCE WITH SECTION 7.4 OF THIS AGREEMENT.

     SECTION 7.7. Equitable Remedies. The parties hereto agree that irreparable harm would occur in the event that any of the agreements and provisions this Agreement were not performed fully by the parties hereto in accordance with their specific terms or conditions or were otherwise breached, and that money damages are an inadequate remedy for breach of this Agreement because of the difficulty of ascertaining and quantifying the amount of damage that will be suffered by the parties hereto in the event that this Agreement is not performed in accordance with its terms or conditions or is otherwise breached. It is accordingly hereby agreed that the parties hereto shall be entitled to an injunction or injunctions to restrain, enjoin and prevent breaches of this Agreement by the other parties and to enforce specifically such terms and provisions of this Agreement, such remedy being in addition to and not in lieu of, any other rights and remedies to which the other parties are entitled to at law or in equity.

     SECTION 7.8. WAIVER OF JURY TRIAL. WITHOUT LIMITING THE PROVISIONS OF SECTION 7.9 RELATING TO ARBITRATION, EACH OF THE PARTIES HERETO HEREBY VOLUNTARILY AND IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR OTHER PROCEEDING BROUGHT IN CONNECTION WITH THIS AGREEMENT, ANY OF THE RELATED AGREEMENTS, DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

     SECTION 7.9. Alternative Dispute Resolution. The parties agree that any controversy, dispute or claim arising out of or in connection with or relating to this Agreement, or the breach, termination or validity hereof or any transaction contemplated hereby may, at the election of any party at any time, be submitted by either party to J.A.M.S./Endispute, Inc. or any successor thereto (“Endispute”) for final and binding arbitration pursuant to Endispute’s Arbitration Rules. Any such arbitration shall be conducted in Miami, Florida. The costs of such proceeding shall be borne as determined by Endispute.

     SECTION 7.10. No Third Party Beneficiary. There are no third party beneficiaries of this Agreement.

     SECTION 7.11. Severability; Titles and Subtitles; Gender; Singular and Plural; Counterparts; Facsimile.

     (a)  In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

     (b)  The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     (c)  The use of any gender in this Agreement shall be deemed to include the other genders, and the use of the singular in this Agreement shall be deemed to include the plural (and vice versa), wherever appropriate.

     (d)  This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together constitute one instrument.

     (e) Counterparts of this Agreement (or applicable signature pages hereof) that are manually signed and delivered by facsimile transmission shall be deemed to constitute signed original counterparts hereof and shall bind the parties signing and delivering in such manner.

     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the day and year first above written.

COMPANY:

NEWCOURT HOLDINGS, INC.

By:

McIvan A. Jarrett, President

SHAREHOLDERS:

McIvan A. Jarrett

Ronald LaPrade

Schedule A

List of Shareholders

McIvan A. Jarrett
c/o Engineered Plastics Industries, Inc.
1655 West 31st Street
Hialeah, Florida 33012
Fax: (305) 825-8495

Ronald LaPrade
c/o Engineered Plastics Industries, Inc.
1655 West 31st Street
Hialeah, Florida 33012
Fax: (305) 825-8495

APPENDIX F

EMPLOYMENT AGREEMENT FOR MCIVAN JARRETT

EMPLOYMENT AGREEMENT

This Employment Agreement (the “Agreement”) is made effective as of                     , 2003 (the “Effective Date”) by and between Newcourt Holdings, Inc. (“the Company”) and McIvan Jarrett of Miami, Florida (“Executive”) (the Company and the Executive may hereinafter be referred to individually as a “Party” or jointly as the “Parties”).

R E C I T A L S :

     WHEREAS, the execution and delivery of this Agreement by Executive is a condition precedent to the Company’s consummation of a share exchange pursuant to that certain Agreement for the Exchange of Securities dated as of December           , 2002 between the Company and Executive.

     WHEREAS, the Company desires to employ the Executive upon and subject to the terms and conditions set forth herein and the Executive desires to accept such employment; and

     WHEREAS the parties wish to set forth the terms and conditions upon which the Executive is to be employed;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.     Executive Position. The Company hereby agrees to employ the Executive, and the Executive hereby agrees to be employed by the Company, as President and Chief Executive Officer. In such capacity, Executive shall be responsible for: the creation of the strategic business vision and the successful implementation of the Company’s business plan, the creation and execution of the Company’s corporate acquisition program, the accomplishment of the Company’s growth, market share and profit goals, and the acquisition, development, maintenance, preservation and operation of the Company’s property in accordance with the Company’s corporate governing instruments and complying with the mandates of the board of directors and the shareholders of the Company; and until the Company hires a person to act as Chief Financial Officer of the Company: maintaining the proper and accurate books and records of the Company, coordinating all accounting and legal requirements pertaining to the Company’s status as a public company, supervising all relevant tax issues as well as the proper filing of the required tax reports, overseeing all corporate regulatory compliance requirements, including, but not limited to, the Company’s compliance with the rules and regulations of the Securities and Exchange Commission and such other duties as may be assigned by the Board of Directors of the Company from time to time that are commensurate with the positions of President and Chief Executive of the Company.

2.     Performance of Duties. The Executive shall devote such time to the business and affairs of the Company in order to perform his duties set forth in Section 1 hereof. The Executive shall at all times use his best efforts to preserve and maintain the business relationships between the Company and its Executives, clients and suppliers.

3.     Term Of Employment. The initial term (“Initial Term”) of employment under this Agreement shall be three (3) years, beginning on the Effective Date. This Agreement shall renew automatically for additional one-year terms following the Initial Term unless either party gives the other written notice of non-renewal at least ninety (90) days before the end of any term, or unless sooner terminated in accordance with Section 5 below. The Initial Term of this Agreement when coupled with any subsequent additional renewal terms shall be referred to collectively throughout this Agreement as the “Term”. Each of the years throughout the Term shall be referred to individually as a “Term Year” and collectively as the “Term Years”.

4.     Compensation.

         4.1      Base Compensation. Throughout the Term, the Executive shall receive base compensation (“Base Compensation”) consisting of certain base salary as set forth below in this Section 4.

         4.2      Base Salary. The Company shall pay the Executive an annual base salary of Sixty Thousand ($60,000.00) in the first year. For each year during the Initial Term, Executive’s Base Salary shall be increased by $50,000.00 each successive Term year, provided that the Company meets its annual performance goals, which are approved each year by the Board of Directors and the Executive. Such annual base salary shall be payable in equal installments at least semi-monthly, less taxes required by law to be withheld. However, if the Company is not generating sufficient revenues to pay its debts as they become due, including, but not limited to, all Company operating expenses, such as the salaries of other employees and the Company’s operating expenses, and the Company’s other indebtedness, the annual base salary of the Executive shall be deferred in such amount and for such time as is determined by the Board of Directors of the Company. Executive agrees to accept a mutually agreeable percentage of his Base Salary in Company stock at a valuation to be agreed upon by the parties. The valuation of the shares shall be the stock trading price if the Company stock is trading on an unrestricted basis.

         4.3      Annual Bonus Executive shall receive an annual bonus equal to three-percent (3%) of the Company’s pre-tax profits. This bonus shall be calculated at the end of each Term year, and shall be payable to Executive within sixty (60) days after the end of each Term year.

         4.4      Compensation Review. Company shall from time to time, no less frequently than annually, review the Executive’s compensation and may, it its sole and absolute discretion, increase the compensation provided for in this Section 4. Any such increase in compensation shall be valid only if approved in writing by the Compensation Committee of the Board of Directors, and such writing shall constitute an amendment solely to the compensation to be provided to the Executive under this Agreement, without waiver or modification of any other provision hereof.

         4.5      Benefits. The Executive shall be entitled to Four weeks paid vacation in each twelve (12) month period beginning with the Effective Date of this Agreement, in accordance with the Company’s policies regarding accrual and use of vacation for the Company’s similarly situated executives. Subject to any applicable waiting periods or other policies reasonably imposed by the Company or its providers, the Executive shall be entitled to participate in all benefit plans maintained by the Company, specifically including but not limited to health insurance, life insurance, and group disability insurance, all in accordance with the terms of any such plans. Any health insurance coverage provided shall involve a plan pursuant to which the Company shall pay no less than eighty (80%) percent of any required premium.

         4.6     Expenses. During the Term, the Executive shall be reimbursed by the Company for expenses reasonably and necessarily incurred by him in connection with his duties on behalf of the Company, subject to appropriate substantiation in accordance with the Company’s expense reimbursement policy as it may exist from time to time; provided however that any individual expense in excess of one thousand dollars ($1,000.00) shall require the prior written approval of an authorized officer of the Company other than the Executive. For purposes of the foregoing sentence, the term “individual expenses” shall be deemed to include any (i) single expenditures, and/or (ii) series of expenditures which have a common purpose and which, when viewed collectively, reasonably constitute one and the same basic item of expenditure (e.g. a business trip involving multiple expenses).

5.     Termination.

         5.1     Termination Upon Disability. If Executive becomes totally or partially physically or mentally disabled, such that he is unable with or without reasonable accommodation to perform his duties hereunder for a period of sixty (60) days in any ninety (90) consecutive calendar day period or for an aggregate of one hundred twenty (120) days within any twelve (12) consecutive month period, the Company shall have the right to terminate the Executive’s employment hereunder by giving the Executive thirty (30) days written notice to that effect.

                 5.1.1     Obligations of Company upon Termination Upon Disability. In the event of Executive’s termination pursuant to Section 5.1, the Company shall pay to Executive, in full satisfaction of all of its obligations hereunder, all compensation and benefits to which he is entitled through the date of termination, but shall be entitled to a credit against this obligation in the amount of any disability insurance benefits received by Executive during such period from any disability insurance policy paid for by the Company, or from the Social Security disability program. Executive shall be eligible to receive a termination payment equal to six months’ Base Salary in the sole and absolute of the Company Board of Directors, based on available cash flow at the time of termination, as determined by United States generally accepted accounting principles.

                 5.1.2     Determination of Disability. Any question as to the existence of the disability of the Executive as to which the Executive and the Company cannot agree shall be determined in writing by a qualified independent physician mutually acceptable to the Executive and the Company. If the Executive and the Company cannot agree as to a qualified independent physician, each shall appoint such a physician and those two physicians shall select a third who shall make such determination in writing. The determination of disability made in writing to the Company and the Executive shall be final and conclusive for all purposes of the Agreement. Notwithstanding the foregoing, the receipt of long-term disability benefits by the Executive shall constitute conclusive proof of the Executive’s disability for purposes of this Agreement.

         5.2     Termination Upon Death. If the Executive dies, his employment and the Company’s obligation to pay the Base Salary and Base Options shall terminate as of the date of Executive’s death; provided, however, that Executive’s estate shall be entitled to receive any unpaid amounts of any Base Compensation and Bonus Compensation earned up to the date on which Executive’s death occurs, which payments shall be made at such times as they would have been paid to Executive had such death not occurred. To the extent that the Company has purchased any life insurance on behalf of the Executive as part of the benefits payable hereunder, any proceeds realized as a result of the death of the executive shall additionally be paid to Executive’s estate, unless otherwise provided for by the Executive.

         5.3     Termination by Mutual Agreement. Executive’s employment under this Agreement may be terminated by the mutual agreement of the parties to this Agreement, on such terms as may be agreed.

         5.4     Termination by Executive For Good Reason.

                 5.4.1.     Executive may terminate his employment hereunder for Good Reason (as hereinafter defined); provided that, (A) no later than thirty (30) days following the time that the Executive learns of the circumstances constituting Good Reason, he gives a notice of termination to the Company providing reasonable details of such circumstances and the Company is given no less than thirty (30) days to cure such failure in the manner reasonably suggested by the Executive in such Notice of Termination (provided such circumstances are capable of being cured), and (B) the Executive provides the Board of Directors or its designee the opportunity (together with counsel) to meet personally with the Executive within the first fifteen (15) days of such thirty (30) day (or longer, if permitted by the Executive) cure period to discuss such failure, and the Company fails to cure such failure during such period. Given the nature of his duties and responsibilities, the Executive acknowledges and agrees that, if he is of the view that any proposed decision or action of the Company which the Executive is involved in planning or implementing, or of which he otherwise becomes aware, may give rise to Good Reason, he will promptly provide the Board of Directors with written notice describing such potential Good Reason event.

     For purposes of the foregoing, “Good Reason” shall mean any of the following events:

         (a)  the assignment to Executive of duties substantially and materially inconsistent with his position as set forth herein;

         (b)  a reduction by the Company of all or any material part of Executive’s Base Compensation or benefits as provided for under this Agreement;

         (c)  the Company’s failure to pay to Executive any material portion of any of the Base Compensation or benefits to which he is entitled pursuant to this Agreement; or

         (d)  the continuing breach by the Company of a material provision of this Agreement (other than Section 4 hereof ) for a period of thirty (30) days after the Executive has provided the Company with written notice of such breach in accordance with Sections 5.4.1 and 9.6 hereof.

                 5.4.2.     In the event the Executive terminates his employment hereunder for Good Reason, the Company shall continue to pay to Executive his Base Salary until the date which his employment term expires. In addition, any unvested stock options then held by Executive shall immediately vest and become exercisable. Executive shall forfeit the compensation described in this sub-paragraph 5.4.2 if he should resign his position hereunder without Good Reason.

         5.5     Termination by the Company For Cause.

                 5.5.1     The Company may terminate Executive’s employment hereunder for Cause.

                 5.5.2.     For purposes of this Subsection 5.5, “Cause” shall be deemed to exist upon: (i) the commission by Executive of a willful and material act of dishonesty in the course of the Executive’s duties hereunder, (ii) the conviction of Executive by a court of competent jurisdiction of a crime constituting a felony or conviction in respect of any act involving fraud, or dishonesty, excluding ordinary traffic violations (iii) the Executive’s continued, habitual intoxication or performance under the influence of controlled substances during working hours, after the Company shall have provided written notice to the Executive and given the Executive thirty (30) days within which to commence reasonably recommended rehabilitation with respect thereto, and the Executive shall have failed to commence such rehabilitation, (iv) frequent or extended, and unjustifiable absenteeism by Executive (not brought about as a result of any incapacity, sickness, injury or disability), (v) the engaging by Executive in any act which in the reasonable determination of the Company has had a material adverse effect on the Company’s business, (vi) the Executive’s material breach or material failure to perform the duties set forth in Section 1 hereof and the Executive’s failure to cure such breach or failure to perform within thirty (30) days following notice to the Executive of such breach or failure to perform, (vii) the Executive’s refusal to carry out the lawful written directives of the Board of Directors where the effect of such refusal is potentially damaging or detrimental to the Company, or (viii) any other material non-compliance by Executive with the terms of this Agreement.

                 5.5.3     In the event the Company terminates Executive’s employment hereunder for “Cause”, the Company shall pay Executive any and all compensation and benefits due to him pursuant to this Agreement through the date of termination in full satisfaction of all of the Company’s obligations to Executive.

         5.6     Termination by the Company Other Than For Cause; Severance. In the event the Company terminates the Executive’s employment hereunder other than for Cause or due to death or Disability, the Company shall continue to pay to Executive his Base Salary until expiration of the Term. In addition, any unvested stock options then held by Executive shall immediately vest and become exercisable.

         5.7     Release. Notwithstanding any other provision of this Agreement to the contrary, the Executive acknowledges and agrees that any and all payments to which the Executive is entitled under this Section are conditioned upon and subject to the Executive’s execution of a general waiver and release, in such reasonable form as counsel for each of the Company and Executive shall agree upon, of all claims the Executive has or may have against the Company. As a condition to Executive’s issuance of such waiver and release, the Company shall execute and deliver to Executive a waiver and release of all claims of the Company against Executive in form and substance reasonably acceptable to Executive.

6.     Protection of Confidential Information.

         6.1     Definition. The Company and its affiliates has acquired and will develop certain trade secrets and other confidential and proprietary information, including without limitation methods of operation, financial information, strategic planning, operational budgets and strategies, software (including specifications, programs and documentation), marketing information and strategies, merger and acquisition strategies, payroll data, management systems, client and vendor lists and client and vendor information (collectively the “Confidential Information”), to which the Executive will have access as a result of his employment. Confidential Information shall not be deemed to include information generally known in the industry or which has become part of the public domain other than by reason of the Executive’s breach of this Agreement.

         6.2     Return. Upon termination of his employment for any reason, Executive will immediately deliver to the Company all papers, books, manuals, lists, software, computer discs and data, correspondence and documents (in any medium whether in writing, on magnetic tape or in electronic or other form) containing or relating to the Confidential Information, and he will neither copy nor take any such material with him upon leaving the Company’s employ.

         6.3     Non-Disclosure. Executive will not at any time either while employed by the Company or after the termination of his employment reveal any Confidential Information to any other person or business entity, except as required by his duties for the Company or by law.

         6.4     Remedies. Executive acknowledges and agrees that (a) the Company is engaged in a highly competitive business, (b) the Confidential Information of the Company would be valuable to the Company’s competitors by virtue of the fact that it is not generally known to the public or in the industry; (c) the provisions of this Section 6 are fair and reasonable to protect the Company’s business interests and competitive position and are of vital concern to the Company, and, (d) breach of this Section 6 by Executive would cause the Company irreparable harm, for which monetary damages would not adequately compensate the Company. Therefore, the Executive agrees that the restrictions set forth in this Section 6 may be enforced by injunction, without the requirement of any bond, in addition to whatever other rights or remedies are available to the Company.

7.     Non-Competition.

         7.1     Non-Competition Period. Executive agrees that for a period commencing on the Effective Date and ending 18 months after the anniversary of the date on which Executive’s employment with the Company is terminated (the “Non-Competition Period”), Executive shall not serve as, or be a consultant to, or an employee, officer, agent, director or owner of more than five percent (5%) of another corporation, partnership or other entity that directly or indirectly competes with the Company in the Business. The “Business” of the Company shall mean the actual business of the Company during the period that Executive is employed hereunder. As of the date hereof, the Business of the Company is: (a) a wholesale distributor of respiratory medications, pharmacy supplies, generic drugs, medical devices, disposable medical supplies and ancillary products, (b) the manufacture of pharmaceutical grade disposable plastic vials, which are used by pharmacies to fill, seal and dispense prescription medications for the treatment of various pulmonary diseases and (c) the manufacture of the filling stations and heat-sealing machinery and equipment that pharmacies use to seal vials containing medication. Executive further agrees that during the Non-Competition Period, he shall not: (x) employ or solicit for employment or endeavor in any way to entice away from employment with the Company or its affiliates any employee of the Company or its affiliates; (y) solicit, induce or influence any supplier, customer, agent, consultant or other person or entity that has a business relationship with the Company to discontinue, reduce or modify such relationship with the Company; or (z) solicit any of the Company’s identified potential acquisition candidates.

         7.2     Remedies. If Executive breaches, or threatens to commit a breach of any of the provisions contained in Section 6 or 7 hereof (the “Restrictive Covenants”), the Company shall have the following rights and remedies, each of which shall be enforceable, and each of which is an addition, and not in lieu of, any other rights and remedies available to the Company at law or in equity, provided that a court of competent jurisdiction holds in favor of the Company with respect to a breach or threatened breach of the provisions contained in Section 6 or 7:

                 (i)  Executive shall account for and pay over to the Company all compensation, profits, and other benefits which inure to Executive’s benefit which are derived or received by Executive or any person or business entity controlled by Executive, or his relatives, resulting from any action or transactions constituting a breach of any of the Restrictive Covenants; and

                 (ii)  Notwithstanding the provisions of Section 7.2(i) hereof, Executive acknowledges and agrees that in the event of a violation or threat of violation of any of the Restrictive Covenants, the Company shall have no adequate remedy at law and shall therefore be entitled to enforce each such provision by temporary or permanent injunction or mandatory relief obtained in any court of competent jurisdiction without the necessity of proving damages, posting any bond or other security, and without any prejudice to any other rights and remedies that may be available at law or in equity, and the Company shall also be entitled to recover from the Executive its attorneys’ fees and costs incurred to enforce any of the Restrictive Covenants.

         7.3     Modification of Restrictive Covenants. If any of the Restrictive Covenants, or any part thereof, is held to be invalid or unenforceable, the same shall not affect the reminder of the covenant or covenants, which shall be given full effect, without regard to the invalid or unenforceable portions. Without limiting the generality of the foregoing, if any of the Restrictive Covenants, or any part thereof, is held to be unenforceable because of the duration of such provision or the area covered thereby, the parties hereto agree that the court making such determination shall have the power to reduce the duration and/or area of such provision and, in its reduced form, such provision shall then be enforceable.

8.     Inventions.

         8.1     Disclosure. Executive will promptly disclose to the Company (or persons designated by it) all discoveries, developments, designs, improvements, inventions, formulae, processes, techniques, programs, know-how, data or other information of possible technical or commercial importance related to the Company’s technology or its business, whether or not patentable, and whether or not protectable under copyright or similar statutes, made, conceived, reduced to practice or learned by Executive, either alone or jointly with others, during Executive’s employment by the Company, whether or not discovered, made, conceived, reduced to practice or learned during ordinary business hours or otherwise and whether on the Company’s premises or elsewhere. (All of the foregoing are hereinafter referred to as “Inventions”). In this regard, the Executive shall provide the Company with a disclosure letter dated as of the date of this Agreement disclosing all Inventions to which Executive claims ownership.

         8.2     Assignment. Executive agrees that all Inventions shall be the sole property of the Company and its assigns, and the Company and its assigns shall be the sole owner of all patents, patent applications (including continuations, continuations-in-part, divisionals, reissues, reexaminations and foreign counterparts thereof), trade secret rights, copyrights and other rights arising therefrom or in connection therewith. Executive hereby assigns to the Company any rights Executive may have or acquire in such Inventions. Executive further agrees as to all such Inventions to assist the Company in every proper way (but at the Company’s expense) to obtain and from time to time to enforce patents, trade secret rights, copyrights and other rights and protections relating to such Inventions in any and all countries (the foregoing are hereinafter referred to as “Proprietary Rights”), and to that end Executive will execute all documents for use in applying for, obtaining and enforcing all Proprietary Rights as the Company deems necessary or desirable, together with any assignments thereof to the Company or persons designated by it). The Executive’s assignment of intellectual property and other Proprietary Rights hereunder includes without limitation all rights of paternity, integrity, disclosure and withdrawal and any other rights that may be known as or referred to as moral rights and the like (collectively, “Moral Rights”), and to the extent such Moral Rights cannot be assigned under applicable law and to the extent allowed by the laws in the various countries where Moral Rights exist, the Executive hereby waives such Moral Rights and consents to any action of the Company or any third party that would violate such Moral Rights in the absence of such consent.

         8.3     Assistance. Executive’s obligation to assist the Company in obtaining and enforcing Proprietary Rights shall survive and continue beyond the termination of Executive’s employment with the Company. If the Company is unable, after reasonable effort, to secure Executive’s signature on any document or documents needed to apply for or prosecute any Proprietary Right or Rights, whether because of Executive’s physical or mental incapacity or for any other reason whatsoever, Executive hereby irrevocably designates and appoints the Company and its duly authorized officers and agents as Executive’s agent and attorney-in-fact, to act for and in Executive’s behalf and stead, to execute and file any documents necessary and to do all other lawfully permitted acts to secure such Proprietary Rights for the benefit of the Company, with the same legal force and effect as if executed by Executive. Executive expressly acknowledges, stipulates and agrees that the foregoing power of attorney is coupled with an interest, is therefore irrevocable and shall survive the death or in competency of Executive.

9.     Miscellaneous.

         9.1     Arbitration. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, with the exception (at the Company’s option) of Sections 6, 7 and 8, shall be settled by binding arbitration in the City of Miami, Florida, in accordance with the then-existing Employment Dispute Resolution Rules of the American Arbitration Association (AAA), and judgment upon the award rendered may be entered in any court having jurisdiction thereof. If the parties cannot agree upon an arbitrator(s), the arbitration shall be administered by the AAA. All applicable statutes of limitation shall apply to any controversy or claim.

         9.2     Entire Agreement. This Agreement supersedes any and all prior agreements or understandings with respect to the employment of the Executive, and represents the final and entire agreement of the parties. Any modification, termination or waiver of any provision of this Agreement shall be effective only if contained in a writing signed by the party to be charged, and no such waiver in one instance shall operate as a waiver of any other provision or of any subsequent breach of the provision waived.

         9.3     Severability of Provisions. The provisions of this Agreement are separate and severable, and if any of them is declared invalid and/or unenforceable by a court of competent jurisdiction or an arbitrator, the remaining provisions shall not be affected.

         9.4     Assignment. This Agreement is a personal contract and may not be sold, transferred or assigned by the Executive, except with respect to compensation to be received hereunder, which may be assigned by written notice to the Company. It shall be assignable by the Company to any party that acquires a substantial portion of the assets, stock or business of the Company, provided that the assignee assumes this Agreement.

         9.5     Benefit. The rights and covenants of this Agreement shall inure and extend to the parties hereto, their respective personal representatives, heirs, successors, corporate parents, subsidiaries, and affiliates, and permitted assigns.

         9.6     Notices. All notices, requests, demands, claims and other communications hereunder shall be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given (i) if personally delivered, when so delivered, (ii) if mailed, two business days after having been sent by registered or certified mail, return receipt requested, postage prepaid and addressed to the intended recipient as set forth below, (iii) if given by telex or telecopier, once such notice or other communication is transmitted to the telex or telecopier number specified below and the appropriate answer back or telephonic confirmation is received, provided that a copy of such notice or other communication is promptly thereafter mailed or sent in accordance with the provisions of subsection (ii) or (iv) hereof, or (iv) if sent through an overnight courier/delivery service in circumstances in which such service guarantees next day delivery, the day following being so sent:

If to the Company:	Newcourt Holdings, Inc.
12400 SW 134th Court
Suite 11
Miami, FL 33186
Attn: Chairman of the Board

If to Executive:	McIvan A. Jarrett
12400 SW 134th Court
Suite 11
Miami, FL 33186

     Either Party may give any notice, request, demand, claim or other communication hereunder using any other means (including ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication shall be deemed to have been duly given unless and until it actually is received by the individual for whom it is intended. Any Party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

     9.7      Section Headings. The section and paragraph headings in this Agreement are included for convenience only.

     9.8      Certain Representations and Warranties of the Company. By executing this Agreement, the Company warrants (i) that it is a corporation duly organized, validly existing and in good standing under the laws of all jurisdictions in which it is incorporated and/or licensed to conduct business; (ii) that it has full authority to enter into and perform its obligations under this Agreement, and that the corporate officer signing on its behalf has authority to do so; and (iii) that to the best of its knowledge there exists no actual or threatened proceeding or investigation of any kind against the Company or to which the Company might become a party which might affect the validity or enforceability of this Agreement.

     9.9      Construction. This Agreement is the joint product of the Company and the Executive and each provision hereof has been subject to the mutual consultation, negotiation and agreement of the Company and the Executive and shall not be construed for or against either party hereto.

     9.10      Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida without reference to its principles of conflict of laws, or to the principles of conflict of laws of any other jurisdiction which would cause the application of the law of any jurisdiction other than the State of Florida.

     9.11      Counterparts. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

NEWCOURT HOLDINGS, INC	EXECUTIVE

By:

McIvan A. Jarrett
Name:

Title:

APPENDIX G

EMPLOYMENT AGREEMENT FOR RONALD LAPRADE

EMPLOYMENT AGREEMENT

This Employment Agreement (the “Agreement”) is made effective as of                , 2003 (the “Effective Date”) by and between Newcourt Holdings, Inc. (“the Company”) and Ronald LaPrade of Miami, Florida (“Executive”) (the Company and the Executive may hereinafter be referred to individually as a “Party” or jointly as the “Parties”).

R E C I T A L S :

     WHEREAS, the execution and delivery of this Agreement by Executive is a condition precedent to the Company’s consummation of a share exchange pursuant to that certain Agreement for the Exchange of Securities dated as of December           , 2002 between the Company and Executive.

     WHEREAS, the Company desires to employ the Executive upon and subject to the terms and conditions set forth herein and the Executive desires to accept such employment; and

     WHEREAS the parties wish to set forth the terms and conditions upon which the Executive is to be employed;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.     Executive Position. The Company hereby agrees to employ the Executive, and the Executive hereby agrees to be employed by the Company, as Chief Operating Officer. The Executive shall also serve as Chairman of the Board of Directors of the Company, subject to the approval of the shareholders of the Company. In such capacity, Executive shall be responsible for: managing the general operations of the Company’s plant and production equipment, supervising all aspects of engineering, as well as research and development, supervising the technical field support personnel of the Company and its subsidiaries, securing patents on all proprietary equipment and/or devices designed and developed by the Company and/or its subsidiaries, assisting in the development and implementation of product testing methodologies and quality assurance protocols to ensure that all machines owned or operated by the Company and its subsidiaries meet the highest quality performance standards, making changes to the vial molds in consultation with other senior management that are necessary for the continued improvement of the various products of the Company and its subsidiaries, monitoring quality control and field performance of all Aseptic filing and heat-sealing machines of the Company and its subsidiaries, including manifolds and other equipment relating to such heat-sealing machines, establishing written plant policies and procedures relating to production and quality assurance protocols, ensuring compliance with all regulations relating to plant operations and safety, supervising the use of the equipment and machinery of the Company and its subsidiaries, developing, establishing, implementing and supervising regular preventative maintenance schedules for all production machines and equipment, and, in the Executive’s role as Chairman of the Board of Directors, developing and coordinating the agenda for regular meetings of the board of directors of the Company, advising all members of the board of directors of the

Company of developments relating to the Company, coordinating and overseeing the Company’s annual meeting of shareholders, maintaining a proper record of all board and shareholders meetings and such other duties as may be assigned by the Board of Directors of the Company from time to time that are commensurate with the position of Chief Operating Officer of the Company.

2.     Performance of Duties. The Executive shall devote such time to the business and affairs of the Company in order to perform his duties set forth in Section 1 hereof. The Executive shall at all times use his best efforts to preserve and maintain the business relationships between the Company and its Executives, clients and suppliers.

3.     Term Of Employment. The initial term (“Initial Term”) of employment under this Agreement shall be three (3) years, beginning on the Effective Date. This Agreement shall renew automatically for additional one-year terms following the Initial Term unless either party gives the other written notice of non-renewal at least ninety (90) days before the end of any term, or unless sooner terminated in accordance with Section 5 below. The Initial Term of this Agreement when coupled with any subsequent additional renewal terms shall be referred to collectively throughout this Agreement as the “Term”. Each of the years throughout the Term shall be referred to individually as a “Term Year” and collectively as the “Term Years”.

4.     Compensation.

         4.1     Base Compensation. Throughout the Term, the Executive shall receive base compensation (“Base Compensation”) consisting of certain base salary as set forth below in this Section 4.

         4.2     Base Salary. The Company shall pay the Executive an annual base salary of Sixty Thousand ($60,000.00) in the first year. For each year during the Initial Term, Executive’s Base Salary shall be increased by $50,000.00 each successive Term year, provided that the Company meets its annual performance goals, which are approved each year by the Board of Directors and the Executive. Such annual base salary shall be payable in equal installments at least semi-monthly, less taxes required by law to be withheld. However, if the Company is not generating sufficient revenues to pay its debts as they become due, including, but not limited to, all Company operating expenses, such as the salaries of other employees and the Company’s operating expenses, and the Company’s other indebtedness, the annual base salary of the Executive shall be deferred in such amount and for such time as is determined by the Board of Directors of the Company. Executive agrees to accept a mutually agreeable percentage of his Base Salary in Company stock at a valuation to be agreed upon by the parties. The valuation of the shares shall be the stock trading price if the Company stock is trading on an unrestricted basis.

         4.3     Annual Bonus Executive shall receive an annual bonus equal to three-percent (3%) of the Company’s pre-tax profits. This bonus shall be calculated at the end of each Term year, and shall be payable to Executive within sixty (60) days after the end of each Term year.

         4.4     Compensation Review. Company shall from time to time, no less frequently than annually, review the Executive’s compensation and may, it its sole and absolute discretion, increase the compensation provided for in this Section 4. Any such increase in compensation shall be valid only if approved in writing by the Compensation Committee of the Board of Directors, and such writing shall constitute an amendment solely to the compensation to be provided to the Executive under this Agreement, without waiver or modification of any other provision hereof.

         4.5     Benefits. The Executive shall be entitled to Four weeks paid vacation in each twelve (12) month period beginning with the Effective Date of this Agreement, in accordance with the Company’s policies regarding accrual and use of vacation for the Company’s similarly situated executives. Subject to any applicable waiting periods or other policies reasonably imposed by the Company or its providers, the Executive shall be entitled to participate in all benefit plans maintained by the Company, specifically including but not limited to health insurance, life insurance, and group disability insurance, all in accordance with the terms of any such plans. Any health insurance coverage provided shall involve a plan pursuant to which the Company shall pay no less than eighty (80%) percent of any required premium.

         4.6     Expenses. During the Term, the Executive shall be reimbursed by the Company for expenses reasonably and necessarily incurred by him in connection with his duties on behalf of the Company, subject to appropriate substantiation in accordance with the Company’s expense reimbursement policy as it may exist from time to time; provided however that any individual expense in excess of one thousand dollars ($1,000.00) shall require the prior written approval of an authorized officer of the Company other than the Executive. For purposes of the foregoing sentence, the term “individual expenses” shall be deemed to include any (i) single expenditures, and/or (ii) series of expenditures which have a common purpose and which, when viewed collectively, reasonably constitute one and the same basic item of expenditure (e.g. a business trip involving multiple expenses).

5.     Termination.

         5.1     Termination Upon Disability. If Executive becomes totally or partially physically or mentally disabled, such that he is unable with or without reasonable accommodation to perform his duties hereunder for a period of sixty (60) days in any ninety (90) consecutive calendar day period or for an aggregate of one hundred twenty (120) days within any twelve (12) consecutive month period, the Company shall have the right to terminate the Executive’s employment hereunder by giving the Executive thirty (30) days written notice to that effect.

                 5.1.1     Obligations of Company upon Termination Upon Disability. In the event of Executive’s termination pursuant to Section 5.1, the Company shall pay to Executive, in full satisfaction of all of its obligations hereunder, all compensation and benefits to which he is entitled through the date of termination, but shall be entitled to a credit against this obligation in the amount of any disability insurance benefits received by Executive during such period from any disability insurance policy paid for by the Company, or from the Social Security disability program. Executive shall be eligible to receive a termination payment equal to six months’ Base Salary in the sole and absolute of the Company Board of Directors, based on available cash flow at the time of termination, as determined by United States generally accepted accounting principles.

                 5.1.2     Determination of Disability. Any question as to the existence of the disability of the Executive as to which the Executive and the Company cannot agree shall be determined in writing by a qualified independent physician mutually acceptable to the Executive and the Company. If the Executive and the Company cannot agree as to a qualified independent physician, each shall appoint such a physician and those two physicians shall select a third who shall make such determination in writing. The determination of disability made in writing to the Company and the Executive shall be final and conclusive for all purposes of the Agreement. Notwithstanding the foregoing, the receipt of long-term disability benefits by the Executive shall constitute conclusive proof of the Executive’s disability for purposes of this Agreement.

         5.2     Termination Upon Death. If the Executive dies, his employment and the Company’s obligation to pay the Base Salary and Base Options shall terminate as of the date of Executive’s death; provided, however, that Executive’s estate shall be entitled to receive any unpaid amounts of any Base Compensation and Bonus Compensation earned up to the date on which Executive’s death occurs, which payments shall be made at such times as they would have been paid to Executive had such death not occurred. To the extent that the Company has purchased any life insurance on behalf of the Executive as part of the benefits payable hereunder, any proceeds realized as a result of the death of the executive shall additionally be paid to Executive’s estate, unless otherwise provided for by the Executive.

         5.3     Termination by Mutual Agreement. Executive’s employment under this Agreement may be terminated by the mutual agreement of the parties to this Agreement, on such terms as may be agreed.

         5.4     Termination by Executive For Good Reason.

                 5.4.1.     Executive may terminate his employment hereunder for Good Reason (as hereinafter defined); provided that, (A) no later than thirty (30) days following the time that the Executive learns of the circumstances constituting Good Reason, he gives a notice of termination to the Company providing reasonable details of such circumstances and the Company is given no less than thirty (30) days to cure such failure in the manner reasonably suggested by the Executive in such Notice of Termination (provided such circumstances are capable of being cured), and (B) the Executive provides the Board of Directors or its designee the opportunity (together with counsel) to meet personally with the Executive within the first fifteen (15) days of such thirty (30) day (or longer, if permitted by the Executive) cure period to discuss such failure, and the Company fails to cure such failure during such period. Given the nature of his duties and responsibilities, the Executive acknowledges and agrees that, if he is of the view that any proposed decision or action of the Company which the Executive is involved in planning or implementing, or of which he otherwise becomes aware, may give rise to Good Reason, he will promptly provide the Board of Directors with written notice describing such potential Good Reason event.

     For purposes of the foregoing, “Good Reason” shall mean any of the following events:

         (a)  the assignment to Executive of duties substantially and materially inconsistent with his position as set forth herein;

         (b)  a reduction by the Company of all or any material part of Executive’s Base Compensation or benefits as provided for under this Agreement;

         (c)  the Company’s failure to pay to Executive any material portion of any of the Base Compensation or benefits to which he is entitled pursuant to this Agreement; or

         (d)  the continuing breach by the Company of a material provision of this Agreement (other than Section 4 hereof ) for a period of thirty (30) days after the Executive has provided the Company with written notice of such breach in accordance with Sections 5.4.1 and 9.6 hereof.

                 5.4.2.     In the event the Executive terminates his employment hereunder for Good Reason, the Company shall continue to pay to Executive his Base Salary until the date which his employment term expires. In addition, any unvested stock options then held by Executive shall immediately vest and become exercisable. Executive shall forfeit the compensation described in this sub-paragraph 5.4.2 if he should resign his position hereunder without Good Reason.

         5.5     Termination by the Company For Cause.

                 5.5.1     The Company may terminate Executive’s employment hereunder for Cause.

                 5.5.2.     For purposes of this Subsection 5.5, “Cause” shall be deemed to exist upon: (i) the commission by Executive of a willful and material act of dishonesty in the course of the Executive’s duties hereunder, (ii) the conviction of Executive by a court of competent jurisdiction of a crime constituting a felony or conviction in respect of any act involving fraud, or dishonesty, excluding ordinary traffic violations (iii) the Executive’s continued, habitual intoxication or performance under the influence of controlled substances during working hours, after the Company shall have provided written notice to the Executive and given the Executive thirty (30) days within which to commence reasonably recommended rehabilitation with respect thereto, and the Executive shall have failed to commence such rehabilitation, (iv) frequent or extended, and unjustifiable absenteeism by Executive (not brought about as a result of any incapacity, sickness, injury or disability), (v) the engaging by Executive in any act which in the reasonable determination of the Company has had a material adverse effect on the Company’s business, (vi) the Executive’s material breach or material failure to perform the duties set forth in Section 1 hereof and the Executive’s failure to cure such breach or failure to perform within thirty (30) days following notice to the Executive of such breach or failure to perform, (vii) the Executive’s refusal to carry out the lawful written directives of the Board of Directors where the effect of such refusal is potentially damaging or detrimental to the Company, or (viii) any other material non-compliance by Executive with the terms of this Agreement.

                 5.5.3     In the event the Company terminates Executive’s employment hereunder for “Cause”, the Company shall pay Executive any and all compensation and benefits due to him pursuant to this Agreement through the date of termination in full satisfaction of all of the Company’s obligations to Executive.

         5.6     Termination by the Company Other Than For Cause; Severance. In the event the Company terminates the Executive’s employment hereunder other than for Cause or due to death or Disability, the Company shall continue to pay to Executive his Base Salary until expiration of the Term. In addition, any unvested stock options then held by Executive shall immediately vest and become exercisable.

         5.7     Release. Notwithstanding any other provision of this Agreement to the contrary, the Executive acknowledges and agrees that any and all payments to which the Executive is entitled under this Section are conditioned upon and subject to the Executive’s execution of a general waiver and release, in such reasonable form as counsel for each of the Company and Executive shall agree upon, of all claims the Executive has or may have against the Company. As a condition to Executive’s issuance of such waiver and release, the Company shall execute and deliver to Executive a waiver and release of all claims of the Company against Executive in form and substance reasonably acceptable to Executive.

6.     Protection of Confidential Information.

         6.1     Definition. The Company and its affiliates has acquired and will develop certain trade secrets and other confidential and proprietary information, including without limitation methods of operation, financial information, strategic planning, operational budgets and strategies, software (including specifications, programs and documentation), marketing information and strategies, merger and acquisition strategies, payroll data, management systems, client and vendor lists and client and vendor information (collectively the “Confidential Information”), to which the Executive will have access as a result of his employment. Confidential Information shall not be deemed to include information generally known in the industry or which has become part of the public domain other than by reason of the Executive’s breach of this Agreement.

         6.2     Return. Upon termination of his employment for any reason, Executive will immediately deliver to the Company all papers, books, manuals, lists, software, computer discs and data, correspondence and documents (in any medium whether in writing, on magnetic tape or in electronic or other form) containing or relating to the Confidential Information, and he will neither copy nor take any such material with him upon leaving the Company’s employ.

         6.3     Non-Disclosure. Executive will not at any time either while employed by the Company or after the termination of his employment reveal any Confidential Information to any other person or business entity, except as required by his duties for the Company or by law.

         6.4     Remedies. Executive acknowledges and agrees that (a) the Company is engaged in a highly competitive business, (b) the Confidential Information of the Company would be valuable to the Company’s competitors by virtue of the fact that it is not generally known to the public or in the industry; (c) the provisions of this Section 6 are fair and reasonable to protect the

Company’s business interests and competitive position and are of vital concern to the Company, and, (d) breach of this Section 6 by Executive would cause the Company irreparable harm, for which monetary damages would not adequately compensate the Company. Therefore, the Executive agrees that the restrictions set forth in this Section 6 may be enforced by injunction, without the requirement of any bond, in addition to whatever other rights or remedies are available to the Company.

7.     Non-Competition.

         7.1     Non-Competition Period. Executive agrees that for a period commencing on the Effective Date and ending 18 months after the anniversary of the date on which Executive’s employment with the Company is terminated (the “Non-Competition Period”), Executive shall not serve as, or be a consultant to, or an employee, officer, agent, director or owner of more than five percent (5%) of another corporation, partnership or other entity that directly or indirectly competes with the Company in the Business. The “Business” of the Company shall mean the actual business of the Company during the period that Executive is employed hereunder. As of the date hereof, the Business of the Company is: (a) a wholesale distributor of respiratory medications, pharmacy supplies, generic drugs, medical devices, disposable medical supplies and ancillary products, (b) the manufacture of pharmaceutical grade disposable plastic vials, which are used by pharmacies to fill, seal and dispense prescription medications for the treatment of various pulmonary diseases and (c) the manufacture of the filling stations and heat-sealing machinery and equipment that pharmacies use to seal vials containing medication. Executive further agrees that during the Non-Competition Period, he shall not: (x) employ or solicit for employment or endeavor in any way to entice away from employment with the Company or its affiliates any employee of the Company or its affiliates; (y) solicit, induce or influence any supplier, customer, agent, consultant or other person or entity that has a business relationship with the Company to discontinue, reduce or modify such relationship with the Company; or (z) solicit any of the Company’s identified potential acquisition candidates.

         7.2     Remedies. If Executive breaches, or threatens to commit a breach of any of the provisions contained in Section 6 or 7 hereof (the “Restrictive Covenants”), the Company shall have the following rights and remedies, each of which shall be enforceable, and each of which is an addition, and not in lieu of, any other rights and remedies available to the Company at law or in equity, provided that a court of competent jurisdiction holds in favor of the Company with respect to a breach or threatened breach of the provisions contained in Section 6 or 7:

                 (i)  Executive shall account for and pay over to the Company all compensation, profits, and other benefits which inure to Executive’s benefit which are derived or received by Executive or any person or business entity controlled by Executive, or his relatives, resulting from any action or transactions constituting a breach of any of the Restrictive Covenants; and

                 (ii)  Notwithstanding the provisions of Section 7.2(i) hereof, Executive acknowledges and agrees that in the event of a violation or threat of violation of any of the Restrictive Covenants, the Company shall have no adequate remedy at law and shall therefore be entitled to enforce each such provision by temporary or permanent injunction or mandatory relief obtained in any court of competent jurisdiction without the necessity of proving damages, posting any bond or other security, and without any prejudice to any other rights and remedies that may be available at law or in equity, and the Company shall also be entitled to recover from the Executive its attorneys’ fees and costs incurred to enforce any of the Restrictive Covenants.

         7.3     Modification of Restrictive Covenants. If any of the Restrictive Covenants, or any part thereof, is held to be invalid or unenforceable, the same shall not affect the reminder of the covenant or covenants, which shall be given full effect, without regard to the invalid or unenforceable portions. Without limiting the generality of the foregoing, if any of the Restrictive Covenants, or any part thereof, is held to be unenforceable because of the duration of such provision or the area covered thereby, the parties hereto agree that the court making such determination shall have the power to reduce the duration and/or area of such provision and, in its reduced form, such provision shall then be enforceable.

8.     Inventions.

         8.1     Disclosure. Executive will promptly disclose to the Company (or persons designated by it) all discoveries, developments, designs, improvements, inventions, formulae, processes, techniques, programs, know-how, data or other information of possible technical or commercial importance related to the Company’s technology or its business, whether or not patentable, and whether or not protectable under copyright or similar statutes, made, conceived, reduced to practice or learned by Executive, either alone or jointly with others, during Executive’s employment by the Company, whether or not discovered, made, conceived, reduced to practice or learned during ordinary business hours or otherwise and whether on the Company’s premises or elsewhere. (All of the foregoing are hereinafter referred to as “Inventions”). In this regard, the Executive shall provide the Company with a disclosure letter dated as of the date of this Agreement disclosing all Inventions to which Executive claims ownership.

         8.2     Assignment. Executive agrees that all Inventions shall be the sole property of the Company and its assigns, and the Company and its assigns shall be the sole owner of all patents, patent applications (including continuations, continuations-in-part, divisionals, reissues, reexaminations and foreign counterparts thereof), trade secret rights, copyrights and other rights arising therefrom or in connection therewith. Executive hereby assigns to the Company any rights Executive may have or acquire in such Inventions. Executive further agrees as to all such Inventions to assist the Company in every proper way (but at the Company’s expense) to obtain and from time to time to enforce patents, trade secret rights, copyrights and other rights and protections relating to such Inventions in any and all countries (the foregoing are hereinafter referred to as “Proprietary Rights”), and to that end Executive will execute all documents for use in applying for, obtaining and enforcing all Proprietary Rights as the Company deems necessary or desirable, together with any assignments thereof to the Company or persons designated by it). The Executive’s assignment of intellectual property and other Proprietary Rights hereunder includes without limitation all rights of paternity, integrity, disclosure and withdrawal and any other rights that may be known as or referred to as moral rights and the like (collectively, “Moral Rights”), and to the extent such Moral Rights cannot be assigned under applicable law and to the extent allowed by the laws in the various countries where Moral Rights exist, the Executive hereby waives such Moral Rights and consents to any action of the Company or any third party that would violate such Moral Rights in the absence of such consent.

         8.3     Assistance. Executive’s obligation to assist the Company in obtaining and enforcing Proprietary Rights shall survive and continue beyond the termination of Executive’s employment with the Company. If the Company is unable, after reasonable effort, to secure Executive’s signature on any document or documents needed to apply for or prosecute any Proprietary Right or Rights, whether because of Executive’s physical or mental incapacity or for any other reason whatsoever, Executive hereby irrevocably designates and appoints the Company and its duly authorized officers and agents as Executive’s agent and attorney-in-fact, to act for and in Executive’s behalf and stead, to execute and file any documents necessary and to do all other lawfully permitted acts to secure such Proprietary Rights for the benefit of the Company, with the same legal force and effect as if executed by Executive. Executive expressly acknowledges, stipulates and agrees that the foregoing power of attorney is coupled with an interest, is therefore irrevocable and shall survive the death or in competency of Executive.

9.     Miscellaneous.

         9.1     Arbitration. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, with the exception (at the Company’s option) of Sections 6, 7 and 8, shall be settled by binding arbitration in the City of Miami, Florida, in accordance with the then-existing Employment Dispute Resolution Rules of the American Arbitration Association (AAA), and judgment upon the award rendered may be entered in any court having jurisdiction thereof. If the parties cannot agree upon an arbitrator(s), the arbitration shall be administered by the AAA. All applicable statutes of limitation shall apply to any controversy or claim.

         9.2     Entire Agreement. This Agreement supersedes any and all prior agreements or understandings with respect to the employment of the Executive, and represents the final and entire agreement of the parties. Any modification, termination or waiver of any provision of this Agreement shall be effective only if contained in a writing signed by the party to be charged, and no such waiver in one instance shall operate as a waiver of any other provision or of any subsequent breach of the provision waived.

         9.3     Severability of Provisions. The provisions of this Agreement are separate and severable, and if any of them is declared invalid and/or unenforceable by a court of competent jurisdiction or an arbitrator, the remaining provisions shall not be affected.

         9.4     Assignment. This Agreement is a personal contract and may not be sold, transferred or assigned by the Executive, except with respect to compensation to be received hereunder, which may be assigned by written notice to the Company. It shall be assignable by the Company to any party that acquires a substantial portion of the assets, stock or business of the Company, provided that the assignee assumes this Agreement.

         9.5     Benefit. The rights and covenants of this Agreement shall inure and extend to the parties hereto, their respective personal representatives, heirs, successors, corporate parents, subsidiaries, and affiliates, and permitted assigns.

         9.6     Notices. All notices, requests, demands, claims and other communications hereunder shall be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given (i) if personally delivered, when so delivered, (ii) if mailed, two business days after having been sent by registered or certified mail, return receipt requested, postage prepaid and addressed to the intended recipient as set forth below, (iii) if given by telex or telecopier, once such notice or other communication is transmitted to the telex or telecopier number specified below and the appropriate answer back or telephonic confirmation is received, provided that a copy of such notice or other communication is promptly thereafter mailed or sent in accordance with the provisions of subsection (ii) or (iv) hereof, or (iv) if sent through an overnight courier/delivery service in circumstances in which such service guarantees next day delivery, the day following being so sent:

If to the Company:	Newcourt Holdings, Inc.
12400 SW 134th Court
Suite 11
Miami, FL 33186
Attn: President

If to Executive:	Ronald LaPrade
12400 SW 134th Court
Suite 11
Miami, FL 33186

     Either Party may give any notice, request, demand, claim or other communication hereunder using any other means (including ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication shall be deemed to have been duly given unless and until it actually is received by the individual for whom it is intended. Any Party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

         9.7     Section Headings. The section and paragraph headings in this Agreement are included for convenience only.

         9.8     Certain Representations and Warranties of the Company. By executing this Agreement, the Company warrants (i) that it is a corporation duly organized, validly existing and in good standing under the laws of all jurisdictions in which it is incorporated and/or licensed to conduct business; (ii) that it has full authority to enter into and perform its obligations under this Agreement, and that the corporate officer signing on its behalf has authority to do so; and (iii) that to the best of its knowledge there exists no actual or threatened proceeding or investigation of any kind against the Company or to which the Company might become a party which might affect the validity or enforceability of this Agreement.

         9.9     Construction. This Agreement is the joint product of the Company and the Executive and each provision hereof has been subject to the mutual consultation, negotiation and agreement of the Company and the Executive and shall not be construed for or against either party hereto.

         9.10     Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida without reference to its principles of conflict of laws, or to the principles of conflict of laws of any other jurisdiction which would cause the application of the law of any jurisdiction other than the State of Florida.

         9.11     Counterparts. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

(Signatures appear on next page.)

     IN WITNESS WHEREOF, the parties have executed this Employment Agreement as of the date first above written.

NEWCOURT HOLDINGS, INC		EXECUTIVE

By:
	McIvan A. Jarrett, President	Ronald LaPrade

APPENDIX H

PRO FORMA FINANCIAL INFORMATION

Newcourt Holdings, Inc.

Pro financial information.

On December 30, 2002, Newcourt Holdings, Inc.(“Newcourt” or the “Registrant”), executed an agreement with Quantum Pharmaceuticals, Inc. and Engineered Plastics Industries, Inc. (“QPI/EPI”), to acquire all of the issued and outstanding shares of common stock of QPI/EPI in exchange for 5,399,996 shares of Newcourt common stock and 2,000,000 shares of Newcourt convertible preferred stock. If the proposed share exchange and the Second Amended and Restated Articles of Incorporation of the Newcourt are approved by Newcourt’s shareholders, the QPI/EPI shareholders will acquire approximately 92.11% of the voting control of Newcourt as a result of the share exchange.

The following Pro Forma Combined Balance Sheets of the Registrant have been prepared by management of the Registrant based upon the balance sheets of the Registrant for the year ended December 31, 2002. The Pro Forma Combined Statements of Operations was prepared based upon the statement of operations for the Registrant for the year ended December 31, 2002. The pro forma statement of operations also includes QPI/EPI’s losses for the year ended December 31, 2002. The pro forma statements give effect to the proposed share exchange as a public shell merger and the assumptions and adjustments in the accompanying notes to pro forma combined financial statements. The pro forma combined balance sheet as of December 31, 2002 gives effect to the proposed share exchange as if it had occurred as of December 31, 2002. The pro forma combined statement of operations for the year ended December 31, 2002, gives effect to the proposed share exchange as if it had occurred as of January 1, 2002.

The pro forma adjustments are based upon available information and certain assumptions that management believes are reasonable. The pro forma combined financial statements do not purport to represent what the combined companies’ financial position or results of operations would actually have been had the proposed share exchange occurred on such date or as of the beginning of the period indicated, or to project the combined companies’ financial position or results of operations for any future period.

Newcourt Holdings, Inc.
PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2002
(UNAUDITED)

		Historical

		Engineered Plastics
	Newcourt	Industries Inc.
	Holdings	Quantum		Pro Forma	Pro Forma
	Inc.	Pharmaceuticals, Inc.	Combined	Adjustments	Combined

Sales	$—	$1,274,547	$1,274,547	$—	$1,274,547
Cost of Sales	—	472,687	472,687		472,687

Gross profit	—	801,860	801,860	—	801,860
COSTS AND EXPENSES
Selling, general & administrative	187,554	745,876	933,430	—	933,430
Depreciation & amortization	474	254,488	254,962	—	254,962

Total Costs and Expenses	188,028	1,000,364	1,188,392	—	1,188,392

INCOME (LOSS) FROM OPERATIONS	(188,028)	(198,504)	(386,532)	—	(386,532)

OTHER INCOME (EXPENSES):
Interest expense	(47,475)	(139,960)	(187,435)	—	(187,435)
Interest income	2,784	280	3,064	—	3,064
Loss on disposal of assets	—	—	—	—	—

Total Other (Expenses)	(44,691)	(139,680)	(184,371)	—	(184,371)

NET (LOSS)	$(232,719)	$(338,184)	$(570,903)	$—	$(570,903)

LOSS PER SHARE	$(0.02)				$(0.04)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING	10,425,481				15,825,477

1.	The pro forma statement of operations for the twelve months ended December 31, 2002 is based upon the year ended December 31, 2002 for the registrant and QPI/EPI. The pro forma statements give effect to the share exchange as if it had occurred on January 1, 2002.

2.	The December 31, 2002 earnings per share have been adjusted to reflect the 5,399,996 shares of Newcourt common stock issued to QPI/EPI shareholders.

Newcourt Holdings, Inc.
PRO FORMA CONDENSED COMBINED BALANCE SHEET
December 31, 2002
(UNAUDITED)

ASSETS

	Historical

		Engineered Plastics
	Newcourt	Industries Inc.
	Holdings	Quantum			Pro Forma	Pro Forma
	Inc.	Pharmaceuticals, Inc.	Combined		Adjustments	Combined

Cash	$45,707	$—	$45,707		$—	$45,707
Accounts receivable		165,330	165,330
Inventory	—	65,657	65,657		—	65,657

Total Current Assets	45,707	230,987	276,694		—	276,694

PROPERTY & EQUIPMENT — NET	1,187	1,366,594	1,367,781		—	1,367,781

OTHER ASSETS
Note Receivable — Related Party	131,300	—	131,300	(b)	(131,300)	—

Total Other Assets	131,300	—	131,300		(131,300)	—
TOTAL ASSETS	$178,194	$1,597,581	$1,775,775		$(131,300)	$1,644,475

LIABILITIES & STOCKHOLDERS’ EQUITY (DEFICIT)
CURRENT LIABILITIES:
Accounts payable	$24,939	$116,864	$141,803		$—	$141,803
Accrued expenses	—	8,202	8,202		—	8,202
Current Portion of Notes Payable	—	175,695	175,695		—	175,695

Total Current Liabilities	24,939	300,761	325,700		—	325,700

LONG-TERM DEBT

Notes payable, less current portion	—	1,687,897	1,687,897	(b)	(131,300)	1,556,597

Total Long-term Debt	—	1,687,897	1,687,897		(131,300)	1,556,597

STOCKHOLDERS’ EQUITY (DEFICIT)
Preferred stock	—	—	—	(a)	20,000	20,000
Common stock	11,059	12,000	23,059	(a)	(6,600)	16,459
Additional paid-in capital	538,431	—	538,431	(a)	(474,528)	63,903
Retained earnings	(396,235)	(403,077)	(799,312	)(a)	461,128	(338,184)

Total Stockholders’ Equity (Deficit)	153,255	(391,077)	(237,822)		—	(237,822)

TOTAL LIABILITIES & STOCKHOLDERS’ EQUITY (DEFICIT)	$178,194	$1,597,581	$1,775,775		$(131,300)	$1,644,475

1.	The pro forma balance sheet at December 31, 2002 is based upon the balance sheets of the Registrant and QPI/EPI.

(a)	To record the public shell merger of the Registrant and QPI/EPI. 5,399,996 common shares and 2,000,000 shares of convertible preferred stock of the Registrant were exchanged for 100% of the outstanding common stock of QPI/EPI.

(b)	To eliminate the intercompany payable and receivable.

APPENDIX I

ANNUAL REPORT ON FORM 10-KSB OF NEWCOURT HOLDINGS, INC.

FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 10-KSB

[X]	ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended December 31, 2002

[ ]	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from __________ to __________

Commission File Number 001-16309

NEWCOURT HOLDINGS, INC.

(FORMERLY KNOWN AS TECHNOLOGY VENTURES GROUP, INC.)
(Name of Small Business Issuer as specified in its charter)

FLORIDA	65-0972643
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation or organization)

12400 SW 134TH COURT, SUITE 11
MIAMI, FLORIDA 33186	(305) 971-5370
(Address of principal executive offices)	(Issuer’s telephone number, including area code)

     SECURITIES REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT: None

     SECURITIES REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT: Common Stock, par value $.001 per share

     Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.   Yes   [X]      No   [   ]

     Check if there is no disclosure of delinquent filers in response to Item 405 of Regulation S-B contained in this form and no disclosure will be contained, to the best of registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB.   [   ]

     The issuer’s revenues for the 2002 fiscal year were $0.

     The aggregate market value of the voting stock held by non-affiliates of the issuer as of a specified date within the past 60 days was not determinable since the Common Stock was not traded. The number of shares of Common Stock of the issuer outstanding as of March 31, 2003 was 11,059,488.

     Certain information contained in the issuer’s definitive proxy statement filed with the Securities and Exchange Commission is incorporated by reference into Parts I and III of this Annual Report on Form 10-KSB.

     Transitional Small Business Disclosure Format (check one): Yes   [   ]      No   [X]

2

INTRODUCTORY NOTE

FORWARD-LOOKING STATEMENTS

     In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, we are hereby providing cautionary statements identifying important factors that could cause our actual results to differ materially from those projected in forward-looking statements made herein. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, identified through the use of words or phrases such as we or our management “believes,” “expects,” “anticipates,” “hopes,” words or phrases such as “will result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “projection and outlook,” and words of similar import) are not statements of historical facts and may be forward-looking. These forward-looking statements are based largely on our expectations and are subject to a number of risks and uncertainties, including but not limited to, economic, competitive, regulatory, growth strategies, available financing and other factors discussed elsewhere in this report and in the documents filed by us with the Securities and Exchange Commission (“SEC”). Many of these factors are beyond our control. Actual results could differ materially from the forward-looking statements made. In light of these risks and uncertainties, there can be no assurance that the results anticipated in the forward-looking information contained in this report will, in fact, occur.

     These forward-looking statements involve estimates, assumptions, and uncertainties, and, accordingly, actual results may differ materially from those expressed in the forward-looking statements. These uncertainties include, among others, the following: (i) our potential inability to secure additional debt or equity financing, (ii) our potential inability to successfully complete a business combination, (iii) increased competition from companies with similar objectives, and (iv) our potential inability to implement our strategy through a merger or acquisition.

     Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time and it is not possible for our management to predict all of such factors, nor can our management assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

3

PART I

ITEM 1.	DESCRIPTION OF BUSINESS

BUSINESS DEVELOPMENT

     Newcourt Holdings, Inc., formerly known as Technology Ventures Group, Inc., a Florida corporation, was incorporated on December 17, 1999. We are a developmental stage company and have only generated interest income of $10,383 through December 31, 2002. Since inception, our activities have been limited to actions related to our organization and discussions with potential acquisition candidates. We are a “shell” company conducting virtually no business operation, other than our efforts to seek merger partners or acquisition candidates. We have no full time employees and own no real estate. Throughout this Annual Report, we will refer to Newcourt Holdings, Inc. as we, us, our company or the Company.

     We were created to effect a merger, exchange of capital stock, asset acquisition or other similar business combination (a “Business Combination”) with an operating or development stage business (the “Target Business”) that desires to utilize our status as a reporting company under the Securities Exchange Act of 1934 (“Exchange Act”). We have 50,000,000 shares of common stock, par value $.001 per share (“Common Stock”), authorized, 63 shareholders of record and 11,059,488 shares of Common Stock issued and outstanding, all of which shares are restricted pursuant to Rule 144 of the Securities Act of 1933, as amended (the “Securities Act”). We also have authorized 5,000,000 shares of preferred stock, par value $.01 per share, none of which is issued and outstanding.

     On March 2, 2001, pursuant to the terms of that certain Exchange Agreement dated March 2, 2001 among Equity Management Partners, LLC (“Equity Management”), the Company and Goldco Properties Limited Partnership (“Goldco”), Equity Management acquired 9,000,000 and 200,000 shares of Common Stock from the Company and Goldco, respectively, in exchange for all of the issued and outstanding shares of the common stock of Newcourt Capital Holdings, Inc. (“Newcourt”), a Florida corporation and a wholly-owned subsidiary of Equity Management. Prior to the closing of this transaction, control of the Company was held by Goldco, which owned 92% of the Company’s then outstanding Common Stock. After the closing of this transaction, the Company became a 92%-owned subsidiary of Equity Management and Newcourt became a wholly owned subsidiary of the Company.

     On August 8, 2001, we entered into a non-binding letter of intent with Advanced Plastics Unlimited, Inc. (“Advanced Plastics”) to acquire, for $2.5 million and in cash and notes, the assets of this plastics manufacturing company. We provided Advanced Plastics with a $100,000 escrow deposit. Because we were unable to secure the financing necessary to complete the transaction, we forfeited the deposit. However, we have a verbal agreement with Advanced Plastics to provide us with a credit of $100,000 if we complete an acquisition of Advanced Plastics before Advanced Plastics enters into an agreement with another party.

     Pursuant to an Agreement for the Exchange of Securities dated as of December 30, 2002 (the “Exchange Agreement”) among the Company, Quantum Pharmaceuticals, Inc. (“QPI”), Engineered Plastics Industries, Inc. (“EPI”) and the shareholders of each of QPI and EPI (the “Shareholders”), we propose to acquire, subject to the approval of the Exchange Agreement, the proposed share exchange and our Second Amended and Restated Articles of Incorporation by our shareholders, 100% of the outstanding securities of each of QPI and EPI in exchange for 2,000,000 newly issued shares of a new series of our preferred stock, par value $.01 per share, to be designated “Series A Convertible Preferred Stock” (the “Series A Preferred Stock”), and 5,399,996 shares of Common Stock. The Shareholders consist of McIvan A. Jarrett, our President, Chief Executive Officer and Treasurer and the chairman of our board of directors, and Ronald LaPrade, each of whom owns 50% of the outstanding securities of each company. If the proposed share exchange is completed, Mr. LaPrade will join our board of directors as the sixth director, Mr. Jarrett will have the right to cast 47.34% of the total votes that can be cast on any matter presented to our shareholders for approval and each of Messrs. Jarrett and LaPrade will enter into employment agreements with the Company for a renewable three-year term. For more information regarding the terms of the proposed share exchange and the amendment and restatement of our articles of incorporation, please see the preliminary proxy statement that we filed with the Securities and Exchange Commission on January 14, 2003 (the “Proxy Statement”).

4

BUSINESS OF ISSUER

     The Company intends to seek potential business opportunities and effectuate a Business Combination with a Target Business with significant growth potential that, in the opinion of our management, could provide a profit to both the Company and its shareholders. We intend to seek opportunities demonstrating the potential of long-term growth as opposed to short-term earnings. While our efforts in identifying a prospective Target Business are expected to emphasize on businesses within the plastic, medical and surgical products manufacturing industries, we may effect a Business Combination with a Target Business in virtually any kind of industry located within the United States. Our plan is to acquire a number of related small to mid-size companies in the three to twenty-five million-dollar revenue range. However, we may effect a Business Combination with a Target Business that may be financially unstable or in its early stages of development or growth. Following a Business Combination, our current management plans to actively assist with the management of the Target Business. The Company has proposed a share exchange with QPI and EPI as the initial Business Combination. For more information regarding the terms of the proposed share exchange, please see the Proxy Statement.

     On August 8, 2001, we entered into a non-binding letter of intent with Advanced Plastics to acquire, for $2.5 million in cash and notes, the assets of this plastics manufacturing company. We provided Advanced Plastics with a $100,000 escrow deposit. Because we were unable to secure the financing necessary to complete the acquisition, we forfeited the deposit. However, we have a verbal agreement with Advanced Plastics to provide us with a credit of $100,000 if we complete an acquisition of Advanced Plastics before Advanced Plastics enters into an agreement with another party. There can be no assurances that we will be able to complete this transaction. Except for the proposed share exchange with the shareholders of QPI and EPI, we presently have no other agreements, understandings or arrangements to acquire or merge with any other specific business or company, and there can be no assurance that we will identify additional suitable Target Businesses in the future.

     The Company intends to obtain funds in one or more private placements to support the operations of QPI and EPI following the proposed share exchange and to finance other prospective Business Combinations. Persons purchasing securities in these placements and other shareholders will likely not have the opportunity to participate in the decision relating to any acquisition. The Company’s proposed business is sometimes referred to as a “blind pool” because any investors will entrust their investment monies to the Company’s management before they have a chance to analyze any ultimate use to which their money may be put. Consequently, the Company’s potential success is heavily dependent on the Company’s management, which will have virtually unlimited discretion in searching for and entering into a Business Combination. There can be no assurance that the Company will be able to raise any funds in private placements.

     We cannot estimate the time that it will take to effectuate additional Business Combinations. Such transactions could be time consuming, possibly in excess of many months or years. Additionally, no assurance can be made that we will be able to effectuate additional Business Combinations on favorable terms. We might identify and effectuate a Business Combination with a Target Business that proves to be unsuccessful for any number of reasons, many of which are due to the fact that a Target Business is not identified at this time. If this occurs, the Company and its shareholders might not realize any type of profit.

     No trading market in our securities presently exists. In light of the restrictions concerning shell companies contained in many state blue-sky laws and regulations, it is not likely that a trading market will be created in our securities until such time as we complete the proposed share exchange and possibly not until we complete additional Business Combinations with other Target Businesses. No assurances are given that subsequent to any Business Combination, including the proposed share exchange, that a trading market in our securities will develop. We presently have 11,059,488 shares of Common Stock issued and outstanding, all of which are deemed to be “restricted securities,” as that term is defined under Rule 144 promulgated under the Securities Act, in that such shares were issued in private transactions not involving a public offering.

     Under the federal securities laws, companies reporting under the Exchange Act must furnish shareholders certain information about significant acquisitions, which information may require audited financial statements for a Target Business with respect to one or more fiscal years, depending upon the relative size of the acquisition. Consequently, the Company’s policy is to effect additional Business Combinations with Target Businesses that, like QPI and EPI, have or will have available the requisite audited financial statements.

5

     While our efforts in identifying additional Target Businesses are expected to continue to seek businesses within the plastic, medical and surgical products manufacturing industries, we reserve the right to consider Target Businesses outside of these industries. These may include, without limitation, businesses which (i) offer or provide services or develop, manufacture or distribute goods in the United States or abroad, including, without limitation, in the following areas: real estate, health care and health products, educational services, environmental services, consumer-related products and services (including amusement, entertainment and/or recreational services), personal care services, voice and data information processing and transmission and related technology development or (ii) are engaged in wholesale or retail distribution. To date, we have entered into only a single binding agreement to combine with QPI and EPI and have not commenced operations as the parent company of QPI and EPI. Accordingly, we are only able to make general disclosures concerning the risks and hazards of effectuating a Business Combination with a Target Business since there is presently no current basis for us to evaluate the possible merits or risks of the Target Business or the particular industry in which we may ultimately operate.

     To the extent that we complete a Business Combination with a financially unstable company or an entity in its early stage of development or growth (including entities without established records of sales or earnings), such as each of QPI and EPI, we will become subject to numerous risks inherent in the business and operations of that particular company. In addition, to the extent that we effect a Business Combination with a Target Business in an industry characterized by a high level of risk, we will become subject to the currently unascertainable risks of that industry. Although management will endeavor to evaluate the risks inherent in a particular industry or Target Business, there can be no assurances that we will properly ascertain or assess all significant risk factors.

PROBABLE LACK OF DIVERSIFICATION DUE TO UNCERTAINTY OF RAISING CAPITAL TO COMPLETE A BUSINESS COMBINATION

     As a result of our limited resources, our prospects for success in effecting Business Combinations will be entirely dependent upon the financial soundness and future performance of the Target Businesses. In addition, due to the uncertainty that we will be able to raise any funds to fund additional Business Combinations, we may not have the resources to consummate several Business Combinations. Therefore, we may not be able to benefit from operating in multiple industries or multiple segments of a single industry, and it is unlikely we will have the resources to diversify our operations or benefit from spreading risks or offsetting losses. Our probable lack of diversification could subject us to numerous economic, competitive and regulatory developments, any or all of which may have a material adverse impact upon the particular industry in which we may operate subsequent to consummation of a Business Combination. The prospects for our success may become dependent upon the development or market acceptance of a single or limited number of products, processes or services. Accordingly, notwithstanding the intention of our current management to assist the management of the Target Business, there can be no assurance that the Target Business will prove to be commercially viable.

LIMITED ABILITY TO EVALUATE TARGET BUSINESS’ MANAGEMENT

     While our ability to consummate a future Business Combination successfully will be dependent upon certain key personnel, the future role of such personnel in the Target Business cannot presently be stated with any certainty. While it is our intention that current management will remain associated in an operational capacity with the Company following a Business Combination, there can be no assurances that current management will have any experience or knowledge relating to the operations of the particular Target Business. Furthermore, although we intend to scrutinize closely the management of a prospective Target Business in connection with evaluating the desirability of effectuating a Business Combination, there can be no assurances that our assessment of such management will prove to be correct.

     Accordingly, we will be dependant, in some significant respects, on the ability of the management of the Target Business who are unidentifiable as of the date hereof. In addition, there can be no assurances that such future management will have the necessary skills, qualifications or abilities to manage a public company. We may also seek to recruit additional managers to supplement the incumbent management of the Target Business. There can be no assurances that we will have the ability to recruit such additional managers, or that such additional managers will have the requisite skill, knowledge or experience necessary or desirable to enhance the incumbent management.

6

RELIANCE ON OUR EXITING MANAGEMENT, RISKS RELATING TO FUTURE BUSINESS COMBINATIONS

     The success of the Company to a significant degree depends upon the services of McIvan Jarrett and Jerrold Brooks, our executive officers. The success of the proposed share exchange to a significant degree will depend upon the services of Messrs. Jarrett and LaPrade, the shareholders and current managers of each of QPI and EPI. The ability of the Company to identify and complete a Business Combination could be jeopardized if one or more of our executive officers were unavailable and capable successors were not found. In addition, the risks associated with the assimilation and integration of the operations and personnel of an acquired Target Business may interfere with management’s ability to assist with the ongoing operations of the Target Business and their ongoing evaluation of other Target Businesses.

SELECTION OF A TARGET BUSINESS

     We anticipate that the selection of additional Target Businesses will be complex and risky because of competition for such business opportunities among all segments of the financial community. The nature of our search for the acquisition of a Target Business requires maximum flexibility inasmuch as we will be required to consider various factors and circumstances which may preclude meaningful direct comparison among the various business enterprises, products or services investigated. Investors should recognize that the possible lack of diversification among our acquisitions might not allow us to offset potential losses from one venture against profits from another. Although we intend to focus on Target Businesses within the plastic, medical and surgical products manufacturing industries to complement the combination with QPI and EPI, we have unrestricted flexibility in identifying and selecting additional prospective Target Businesses. In addition, in evaluating a prospective Target Business, management will consider, among other factors, the following factors that are not listed in any particular order:

•	Financial condition and results of operation of the Target Business;

•	Growth potential and projected financial performance of the Target Business and the industry in which it operates;

•	Experience and skill of management and availability of additional personnel of the Target Business;

•	Capital requirements of the Target Business;

•	The availability of a transaction exemption from registration pursuant to the Securities Act for the Business Combination;

•	The location of the Target Business;

•	Competitive position of the Target Business;

•	Stage of development of the product, process or service of the Target Business;

•	Degree of current or potential market acceptance of the product, process or service of the Target Business;

•	Possible proprietary features and possible other protection of the product, process or service of the Target Business;

•	Regulatory environment of the industry in which the Target Business operates;

•	Costs associated with effecting the Business Combination; and

•	Equity interest in and possible management participation in the Target Business.

7

     The foregoing criteria are not intended to be exhaustive. Any evaluation relating to the merits of a particular Business Combination will be based, to the extent relevant, on the above factors, as well as other considerations deemed relevant by us in connection with effectuating a Business Combination.

     If our funds remain limited, the lack of financial resources will likely make it difficult to conduct a complete and exhaustive investigation and analysis of a Target Business before we commit our capital and other resources to effectuating a Business Combination. Management decisions, therefore, will likely be made without detailed feasibility studies, independent analysis, market surveys and the like that, if we had more funds available, would be desirable. We will be particularly dependent in making decisions upon information provided by the promoter, owner, sponsor or others associated with the business opportunity seeking our participation.

SOURCES OF OPPORTUNITIES

     We anticipate that opportunities for possible Business Combinations will be referred by various sources, including our officers and directors, securities broker-dealers, venture capitalists, members of the financial community and others who may present unsolicited proposals. We will seek a potential business opportunity from all known sources, but will rely principally on personal contacts of our officers and directors as well as indirect associations between them and other business and professional people.

     Although we may engage the services of professional firms that specialize in finding business acquisitions and pay a finder’s fee or other compensation, we have not retained the services of any professional firms. Since we presently have not retained the services of any outside consultants or advisors to assist in a Business Combination, no policies have been adopted to date regarding the use of such consultants or advisors, the criteria to be used in selecting such consultants or advisors, the services to be provided, the term of service, or the total amount of fees that may be paid. However, if our resources remain limited, it is likely that any such fee we agree to pay would be paid in stock and not in cash. In no event will we pay a finder’s fee or commission to any officer or director or to any entity with which they are affiliated for such service. Moreover, in no event shall we issue any of our securities to any of our officers, directors or promoters or any of their respective affiliates or associates, in connection with activities designed to locate a target business.

EVALUATION OF BUSINESS COMBINATIONS

     In connection with its evaluation of additional prospective Target Businesses, management anticipates that it will conduct a due diligence review that will encompass, among other things, reference checks on senior management, meetings with incumbent management and inspection of facilities, as well as review of financial or other information which will be made available to us. The time and costs required to select and evaluate a Target Business (including conducting a due diligence review) and to structure and consummate a Business Combination (including negotiating relevant agreements and preparing requisite documents for filing pursuant to applicable securities laws and state “blue sky” and corporation laws) cannot presently be ascertained with any degree of certainty. We spent approximately $114,000, including our $100,000 escrow deposit that has been forfeited to Advanced Plastics, evaluating our potential acquisition of Advanced Plastics, and as of March 28, 2003, we have incurred approximately $70,000 financing the proposed share exchange with the shareholders of QPI and EPI.

     Any costs incurred in connection with the identification and evaluation of additional Target Businesses, such as Advanced Plastics, that do not result in the consummation of a Business Combination will result in a loss to the Company and reduce the amount of capital available to identify and evaluate other Target Businesses. In the event we deplete our cash reserves and are unable to raise additional capital, we may be forced to cease operations.

FORM OF POTENTIAL BUSINESS COMBINATION

     The particular manner in which the Company participates in additional Business Combinations may take the form of an asset purchase, stock purchase, reorganization, merger or consolidation. As a result of the proposed share exchange, the Shareholders will obtain a joint controlling interest in the Company.

8

     Although as of the date of this Annual Report we are committed to issuing securities in connection with the proposed share exchange, we will, in all likelihood, issue a substantial number of shares in connection with the consummation of additional Business Combinations. To the extent that such additional shares are issued, further dilution to the interests of our shareholders will occur.

     It is anticipated that any securities issued in any Business Combination would be issued in reliance on exemptions from registration under applicable federal and state securities laws. In some circumstances, however, as a negotiated element of a transaction, the Company may agree to register such securities either at the time the transaction is consummated, under certain conditions, or at specified time thereafter. The issuance of substantial additional securities and their potential sale into any trading market that may develop in the Company’s Common Stock may have a depressive effect on the market price of the Company’s Common Stock. As part of the proposed share exchange, the Company will enter into a Registration Rights agreement with the Shareholders. For more information concerning the registration rights of the Shareholders, see the Proxy Statement.

     As a general rule, federal and state tax laws and regulations have a significant effect upon the structuring of business combinations. We will evaluate the possible tax consequences of any prospective Business Combination and will endeavor to structure a Business Combination so as to achieve the most favorable tax treatment for the Target Business, their respective shareholders and us. There can be no assurance that the Internal Revenue Service or relevant state tax authorities will ultimately assent to our tax treatment of a particular consummated Business Combination. To the extent the Internal Revenue Service or any relevant state tax authorities ultimately prevail in recharacterizing the tax treatment of a Business Combination, there may be adverse tax consequences to the Target Business, their respective shareholders and us. Tax considerations as well as other relevant factors will be evaluated in determining the precise structure of a particular Business Combination.

COMPETITION

     We will be involved in intense competition with other business entities, many of which will have a competitive edge over us by virtue of their stronger financial resources and prior experience in business. There is no assurance we will be successful in obtaining suitable investments.

     In the event that we succeed in effecting additional Business Combinations, we will, in all likelihood, become subject to intense competition from competitors within that industry. In particular, certain industries that experience rapid growth frequently attract an increasingly larger number of competitors, including competitors with increasingly greater financial, marketing, technical and other resources than the initial entrants in the industry. The degree of competition characterizing the industry of any prospective business cannot presently be ascertained. There can be no assurances that, subsequent to a Business Combination, we will have the resources to compete effectively, especially to the extent that the Target Business is in a high-growth industry.

GOVERNMENT REGULATION AND TAXATION

     It is impossible to predict the government regulation, if any, to which the Company may be subject until it has acquired an interest in a business. The use of assets and/or the conduct of businesses that the Company may acquire could subject it to environmental, public health and safety, land use, trade, or other governmental regulations and state or local taxation. In selecting a business in which to acquire an interest, management will endeavor to ascertain, to the extent of the resources of the Company, the effects of such government regulation on the prospective business of the Company. In certain circumstances, however, such as the acquisition of an interest in a new or start-up business activity, it may mot be possible to predict with any degree of accuracy the impact of the effect of government regulation. The inability to ascertain the effect of government regulation on a prospective business activity will make the acquisition of an interest in such business a higher risk.

     The Investment Company Act of 1940 defines an “investment company” as an issuer that is or holds itself out as being engaged primarily in the business of investing, reinvesting or trading of securities. While the Company does not intend to engage in such activities, the Company could become subject to regulation under the Investment Company Act of 1940 if the Company continues to

9

hold a minority interest in a number of development stage enterprises. The Company could be expected to incur significant registration and compliance costs if required to register under the Investment Company Act of 1940. Accordingly, management will continue to review the Company’s activities from time to time with a view toward reducing the likelihood the Company could be classified as an “investment company.”

     The SEC has adopted regulations which generally define “penny stock” to be any equity security that has a market price (as defined) less than $5.00 per share or an exercise price of less than $5.00 per share, subject to certain exceptions. Our securities may be covered by the penny stock rules, which impose additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors. For transactions covered by the rule, the broker-dealers must make a special suitability determination for the purchase and receive the purchaser’s written agreement of the transaction prior to the sale. Consequently, the rule may affect the ability of broker-dealers to sell our securities and also may affect the ability of our shareholders to sell their shares in the secondary market.

     In addition, the SEC has adopted a number of rules to regulate “penny stocks”. Such rules include Rules 3a51-1, 15g-1, 15g-2, 15g-3, 15g-4, 15g-5, 15g-6, and 15g-9 under the Exchange Act. Because the securities of the Company may constitute “penny stocks” within the meaning of the rules, the rules would apply to the Company and to its securities. The rules may further affect the ability of the Company’s shareholders to sell their shares in any public market that might develop. Shareholders should be aware that, according to SEC Release No. 34-29093, the market for penny stocks has suffered in recent years from patterns of fraud and abuse. Such patterns include (i) control of the market for the security by one or a few broker-dealers that are often related to the promoter or issuer; (ii) manipulation of prices through prearranged matching of purchases and sales and false and misleading press releases; (iii) “boiler room” practices involving high-pressure sales tactics and unrealistic price projections by inexperienced sales persons; (iv) excessive and undisclosed bid-ask differentials and markups by selling broker-dealers; and (v) the wholesale dumping of the same securities by promoters and broker-dealers after prices have been manipulated to a desired level, along with the resulting inevitable collapse of those prices and with consequent investor losses. We are aware of the abuses that have occurred historically in the penny stock market. Although we do not expect to be in a position to dictate the behavior of the market or of broker-dealers who participate in the market, management will strive within the confines of practical limitations to prevent the described patterns from being established with respect to our securities.

EMPLOYEES

     The Company is a development stage company and currently has no employees. The Company has entered into month-to-month independent contractor agreements with McIvan Jarrett, Jerrold Brooks, and Nelson Futch, the Company’s executive officers, under the terms of which Messrs. Jarrett, Brooks and Futch receive $1,000, $200 and $100 per month, respectively, for managing the affairs of the Company. Upon the completion of the proposed share exchange with the Shareholders, the Company will enter into employment agreements with Messrs. Jarrett and LaPrade. For more information regarding the terms and conditions of such employment agreements, see the Proxy Statement.

RESEARCH AND DEVELOPMENT AND ENVIRONMENTAL MATTERS

     We did not incur any research and development expenses for the period covered by this Annual Report. We do not incur any significant costs or experience any significant effects as a result of compliance with federal, state and local environmental laws.

ITEM 2.	DESCRIPTION OF PROPERTIES

     Our corporate headquarters is located at 12400 SW 134th Court, Suite 11, Miami, Florida 33186. This is also the corporate headquarters of Equity Holdings Group, Inc., an affiliate of Equity Management. McIvan Jarrett, our President,

10

and Jerrold Brooks, our Executive Vice President, serve as managing members of Equity Management, and Nelson Futch, our Vice President, is a member of Equity Management. The Company has agreed to pay Equity Holdings Group, Inc. $200 per month to occupy the premises of Equity Holdings Group, Inc. and for secretarial and administrative services.

ITEM 3.	LEGAL PROCEEDINGS

     None.

ITEM 4.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     No matters were submitted to a vote of shareholders during the fourth quarter of our 2002 fiscal year.

11

PART II

ITEM 5.	MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

MARKET INFORMATION

     We are authorized to issue 50,000,000 shares of Common Stock, 11,059,488 shares of which were issued and outstanding as of March 31, 2003. The number of shareholders of record for the Common Stock as of March 31, 2003 was 63.

     If our shareholders approve the amendment and restatement of our articles of incorporation in connection with proposed share exchange, we will be authorized to issue 200,000,000 shares of Common Stock.

     No trading market for our Common Stock presently exists.

     We have not paid any cash dividends since inception, and we do not anticipate paying any cash dividend in the foreseeable future.

     We presently serve as our own transfer agent.

     We currently have no equity compensation plan in place and, therefore, have no securities authorized for issuance under such a plan.

RESTRICTED SECURITIES

     On February 14, 2001, we issued two notes to Equity Management Partners, LLC, an affiliate of our company (“Equity Management”). The notes were issued in the amount of $290,250 and $100,000, respectively, for a total of $390,250, at an interest rate of 7% per annum with a maturity date of February 15, 2004. On December 23, 2002, our board of directors authorized the conversion of the outstanding principal of $390,250 and accrued interest of $69,290, for a total of $459,490, into shares of Common Stock at a conversion price of $1.00 per share. Accordingly, we issued a stock certificate for 459,490 shares of Common Stock to Equity Management dated December 23, 2002. The transaction was exempt from registration pursuant to Section 4(2) of the Securities Act.

ITEM 6.	MANAGEMENT’S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

     We are considered a development stage company with limited assets and capital, and with no operations or operating income. Our current operating plan is to (a) handle the administrative and reporting requirements of a public company and (b) complete the acquisition of two companies, Quantum Pharmaceuticals, Inc. (“QPI”) and Engineered Plastics Industries, Inc. (“EPI”), by means of a share exchange with the shareholders of each of the companies. For more information on the proposed share exchange, see the Proxy Statement and the discussion of the proposed share exchange at the end of this Item 6.

     We issued two notes to Equity Management on February 14, 2001. The notes were issued in the amount of $290,250 and $100,000, respectively, for a total of $390,250, at an interest rate of 7% per annum with a maturity date of February 15, 2004. We have used the cash proceeds from the notes and the net interest of $10,383 earned on the deposits through December 31, 2002 to fund our ongoing operations.

     Since March 2, 2001, we have operated from an office located in the headquarters of Equity Holdings Group, Inc., an affiliate of Equity Management and our company. We have a month-to-month agreement with Equity Holdings, pursuant to which we pay $200 per month to occupy the premises and for secretarial and administrative support services.

12

     During the fiscal year ended December 31, 2002, we disbursed $188,028 for various services, of which $62,316 represented the cost of professional accounting and legal services, $100,000 represented the loss of an escrow deposit in connection with the unsuccessful merger negotiations with Advanced Plastics Unlimited, Inc. (Advanced Plastics”) (more fully described below), and $15,400 represented payment for management services pursuant to a month-to-month management agreement for the payment of fees to our President, Executive Vice President, and Vice President of $1000, $200 and $100 per month, respectively, for management services. The remainder was disbursed for basic administrative expenses and due diligence expenses related to our unsuccessful negotiations for the acquisition of Advanced Plastics, as well as other costs in connection with SEC reporting requirements.

     During the fiscal year ended December 31, 2001, we disbursed $57,418 for various legal and accounting services, $40,364 for marketing and fundraising expenses, $9,463 for consulting services in developing our business plan and related supporting collateral documents, $9,000 in commissions expense, $11,900 for management fees pursuant to management agreements with our President and executive officers, and $4,297 in connection with business licenses and SEC filing fees.

     The primary cause of the higher operating expenses incurred during the fiscal year ended December 31, 2002 ($188,028), as compared to the fiscal year ended December 31, 2001 ($135,131), was our unsuccessful negotiations to acquire Advanced Plastics. On August 16th, 2001, we negotiated a letter of intent to acquire the assets and business of Advanced Plastics, a plastics manufacturer with sales of $3 million, for $2.5 million in cash and notes. We engaged accountants to assist us in conducting due diligence and other professional service firms to perform an appraisal of the assets of Advanced Plastics and placed a good faith deposit of $100,000 in escrow toward the purchase price. As of July 1, 2002, we had not been able to complete our financing arrangements on terms that would enable us to consummate the transaction and, consequently, forfeited our deposit. We were, however, able to reach a verbal agreement with the principals of Advanced Plastics, in which they agreed to provide us a credit in the amount of the deposit should we complete the acquisition prior to Advanced Plastics entering into a new sales contract with another buyer. As of March 25th, 2003, Advanced Plastics had not entered into an alternative sales contract with any other buyer and its principals reaffirmed their commitment to provide us a credit in the amount of the deposit if we complete the acquisition prior to Advanced Plastics entering into a contract with another buyer.

     Our basic administrative overhead is minimal. As of December 31, 2002, we had $45,707 cash on hand, and a loan receivable of $131,300 from EPI and QPI. We believe that we have sufficient cash resources to support our basic administrative needs for the next 12 months. We will, however, require substantial additional financing to consummate our contemplated growth plans. While management continues to aggressively pursue arrangements for additional growth capital, there can be no assurances that such financing will be available, or if available, that it will be on terms acceptable to us.

     On December 30, 2002, we entered into a Share Exchange Agreement (the “Agreement”) to acquire two operating companies, QPI and EPI. Our President owns 50% of the outstanding common stock of each of the operating companies. Pursuant to the agreement, the acquisition will be accomplished through a share exchange, under the terms of which our President and an unaffiliated third party who holds the remaining 50% of the common stock of each company would exchange their shares of the outstanding common stock of each of QPI and EPI for our securities. As a result, QPI and EPI would become our operating subsidiaries and our President and the third party would be issued a controlling equity interest in us. The proposed share exchange is more fully described in the Proxy Statement. Consummation of the proposed share exchange is subject to shareholder approval, and, therefore, there can be no assurances that the transaction will close as currently contemplated, or at all.

13

ITEM 7.	FINANCIAL STATEMENTS

PAGE

Independent Auditors’ Reports	15-16

Consolidated Financial Statements:

Consolidated Balance Sheets as of December 31, 2002 and 2001	17

Consolidated Statements of Operation for the years ended December 31, 2002 and 2001 and for the period from January 1, 2001 (inception) through December 31, 2001	18

Consolidated Statements of Shareholders’ Deficit for the years ended December 31, 2002 and 2001 and for the period from January 1, 2001 (inception) through December 31, 2002	19

Consolidated Statements of Cash Flows for the years ending December 31, 2002 and 2001 and for the period from January 1, 2001 (inception) through December 31, 2002	20

Notes to Consolidated Financial Statements	21-25

14

[DASKAL BOLTON LLP LETTERHEAD]

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders
Newcourt Holdings, Inc. and Subsidiary
Miami, Florida

We have audited the accompanying balance sheets of Newcourt Holdings, Inc. (a Development Stage Company) as of December 31, 2002, and the related statements of operations, changes in shareholders’ deficit and cash flows for the year then ended and for the period from January 1, 2001 (inception) through December 31, 2002. We did not audit the period from January 31, 2001 (inception) through December 31, 2001, which statements reflect a cumulative loss totaling $163,516. Other auditors whose reports have been furnished to us audited those statements and our opinion, insofar as it relates to the cumulative amounts for the period ending January 1, 2001 through December 31, 2001, is based solely on the reports of the other auditors. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Newcourt Holdings, Inc. as of December 31, 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has experienced recurring losses in the development stage. This raises substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in the Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ DASZKAL BOLTON LLP

Boca Raton, Florida
March 18, 2003

15

INDEPENDENT ACCOUNTANTS’ REPORT

To the Shareholders
Newcourt Holdings, Inc.
Miami, Florida

We have audited the accompanying consolidated balance sheet of Newcourt Holdings, Inc. as of December 31, 2001 and the related statements of operations, changes in shareholders’ deficit and cash flows for the year then ended. These financial statements are the responsibility of the Newcourt Holding, Inc. management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

These financial statements were previously issued and reported on, by us, on March 27, 2002. Since our report dated March 27, 2002, we have determined that the acquisition of Newcourt Capital Holdings, Inc. was incorrectly recorded on the balance sheet. For accounting purposes, Newcourt Capital Holdings, Inc. was the accounting acquirer as more fully described in Note 9.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Newcourt Holdings, Inc. as of December 31, 2001 and the results of its operations for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ SHARPTON, BRUNSON & COMPANY, P.A.

Miami, Florida
March 18, 2003

16

NEWCOURT HOLDINGS, INC.
(A DEVELOPMENT STAGE COMPANY)
CONSOLIDATED BALANCE SHEETS
DECEMBER 31, 2002 AND 2001

	2001	2002

ASSETS
Current assets:
Cash	$244,013	$45,707
Non-current assets:
Property and equipment	1,661	1,187
Escrow deposits	100,000	—
Notes receivable, related party	—	131,300

Total non-current assets	101,661	132,487

Total assets	$345,674	$178,194

LIABILITIES AND SHAREHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$7,175	$24,939
Common stock subscription payable	90,000	—

Total current liabilities	97,175	24,939

Notes payable and accrued interest	412,015	—

Total liabilities	509,190	24,939

Shareholders’ deficit:
Preferred stock, $.01 par value; 5,000,000 shares authorized; none shares issued and outstanding	—	—
Common stock, $.001 par value, 50,000,000 shares authorized; 10,000,000 and 11,059,488 shares issued and outstanding, respectively, at December 31, 2002 and 2001	10,000	11,059
Capital in excess of par value	(10,000)	538,431
Accumulated deficit during the development stage	(163,516)	(396,235)

Total shareholders’ deficit	(163,516)	153,255

Total liabilities and shareholders’ deficit	$345,674	$178,194

See accompanying notes to Financial Statements

17

NEWCOURT HOLDINGS, INC.
(A DEVELOPMENT STAGE COMPANY)
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2002
AND FOR THE PERIOD FROM JANUARY 1, 2001 (INCEPTION) THROUGH DECEMBER 31, 2002

			JANUARY 1, 2001
			(INCEPTION)
	YEAR ENDED	YEAR ENDED	THROUGH
	DECEMBER 31,	DECEMBER 31,	DECEMBER 31,
	2001	2002	2002

Revenue	$—	$—	$—
Operating expenses:
Legal and accounting	57,418	62,316	119,734
Administrative expense	77,713	125,712	203,425

Total operating expenses	135,131	188,028	323,159

Other income (expense):
Interest income	7,599	2,784	10,383
Interest expense	(35,984)	(47,475)	(83,459)

Total other income (expense)	(28,385)	(44,691)	(73,076)

Net loss before income taxes	(163,516)	(232,719)	(396,235)
Provision for income taxes	—	—	—

Net loss	$(163,516)	$(232,719)	$(396,235)

Net loss per share	$(0.02)	$(0.02)

Weighted average number of shares outstanding	10,000,000	10,425,481

See accompanying notes to Financial Statements

18

NEWCOURT HOLDINGS, INC.
(A DEVELOPMENT STAGE COMPANY)
CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ DEFICIT
FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2002
AND FOR THE PERIOD FROM JANUARY 1, 2001 (INCEPTION) THROUGH DECEMBER 31, 2002

	COMMON STOCK		ADDITIONAL
			PAID-IN	ACCUMULATED
	NUMBER OF SHARES	AMOUNT	CAPITAL	DEFICIT	TOTAL

Balance, January 1, 2001 (inception)	—	$—	$—	$—	$—
Capital contributions	9,200,000	9,200	(8,200)	—	1,000
Acquisition of net liabilities of Technology Ventures	800,000	800	(1,800)	—	(1,000)
Net loss for the year	—	—	—	(163,516)	(163,516)

Balance — December 31, 2001	10,000,000	10,000	(10,000)	(163,516)	(163,516)
Common stock issued	599,998	600	89,400	—	90,000
Conversion of note payable	459,490	459	459,031	—	459,490
Net loss for the year	—	—	—	(232,719)	(232,719)

Balance — December 31, 2002	11,059,488	$11,059	$538,431	$(396,235)	$153,255

See accompanying notes to Financial Statements

19

NEWCOURT HOLDINGS, INC.
(A DEVELOPMENT STAGE COMPANY)
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2002
AND FOR THE PERIOD FROM JANUARY 1, 2001 (INCEPTION) THROUGH DECEMBER 31, 2002

			JANUARY 1, 2001
			(INCEPTION)
	YEAR ENDED	YEAR ENDED	THROUGH
	DECEMBER 31,	DECEMBER 31,	DECEMBER 31,
	2001	2002	2002

Cash flows from operating activities:
Net loss	$(163,516)	$(232,719)	$(396,235)
Adjustments to reconcile net loss to net cash used by operating activities:
Amortization	474	474	948
Increase in accrued interest	22,765	47,475	70,240
Changes in assets and liabilities:
(Increase) decrease in escrow deposits	(100,000)	100,000	—
Increase in accounts payable	6,175	17,764	23,939

Net cash used in operating activities	(234,102)	(67,006)	(301,108)

Cash flows from investing activities:
Increase in equipment	(2,135)	—	(2,135)
Increase in related party note receivable	—	(131,300)	(131,300)

Net cash used in investing activities	(2,135)	(131,300)	(133,435)

Cash flows from financing activities:
Common stock subscription payable	90,000	—	90,000
Capital contributions	1,000	—	1,000
Proceeds from notes payable	389,250	—	389,250

Net cash provided by financing activities	480,250	—	480,250

Net increase (decrease) in cash	244,013	(198,306)	45,707
Cash and cash equivalents — beginning of year	—	244,013	—

Cash and cash equivalents — end of year	$244,013	$45,707	$45,707

SUPPLEMENTARY INFORMATION:
Cash paid for:
Interest	$13,219	$—	$13,219

Income taxes	$—	$—	$—

SUPPLEMENTAL DISCLOSURE OF NON CASH INVESTING AND FINANCING ACTIVITIES:
Issued 599,998 common shares in settlement of payable	$—	$90,000	$90,000

Conversion of note payable and accrued interest into common stock	$—	$459,490	$459,490

See accompanying notes to Financial Statements

20

NEWCOURT HOLDINGS, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 — NATURE OF OPERATIONS

Technology Ventures Group, Inc. was incorporated on December 17, 1999 under the laws of the State of Florida to engage in any lawful corporate purpose. Other than issuing shares to its shareholders, Technology Ventures Group, Inc. never commenced any other operational activities. In March 2001, Technology Ventures Group, Inc. executed an agreement with Newcourt Capital Holdings, Inc. to acquire all of Newcourt Capital Holdings’ issued and outstanding shares of capital stock in exchange for 9,200,000 shares of our common stock. After the merger was completed, Technology Ventures Group, Inc.’s name was changed to Newcourt Holdings, Inc.

Newcourt Holdings, Inc. (the “Company”) (a development stage company) began operations in January 2001 (inception of development stage). The Company intends to effect an asset acquisition, merger, exchange of capital stock, or other business combination with profitable domestic businesses in the plastic and disposable medical and surgical patent industries.

The Company has no revenues to date. Since its inception, the Company has been dependent upon the receipt of capital investment or other financing to fund its continuing activities. In addition to the normal risks associated with a new business venture, there can be no assurance that the Company’s product development will be successfully completed or that it will be a commercial success. Further, the Company is dependent upon certain related parties to provide continued funding and capital resources. The Company’s ability to commence operations is contingent upon its ability to identify a prospective target business or raise the capital it may require through the issuance of equity securities, debt securities, bank borrowings, or a combination thereof.

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION

The consolidated financial statements include the operations, assets and liabilities of Newcourt Holdings, Inc. and its subsidiary Newcourt Capital Holdings, Inc. All significant intercompany accounts and transactions have been eliminated.

USE OF ESTIMATES

In preparing financial statements to conform with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reported period. Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS

For purposes of the cash flow statements, the Company considers all highly liquid investments with original maturities of three months or less at the time of purchase to be cash equivalents. At December 31, 2001 and 2002, the Company had no cash equivalents.

PROPERTY AND EQUIPMENT

Property and equipment are recorded at cost. Depreciation is provided over the estimated useful lives of the related assets using the straight-line method for financial statement purposes.

21

NEWCOURT HOLDINGS, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

EARNINGS PER SHARE

Basic net earnings (loss) per common share are computed by dividing net earnings (loss) applicable to common shareholders by the weighted-average number of common shares outstanding during the period. Diluted net earnings (loss) per common share is determined using the weighted-average number of common shares outstanding during the period, adjusted for the dilutive effect of common stock equivalents, consisting of shares that might be issued upon exercise of common stock options. In periods when losses are reported, the weighted-average number of common shares outstanding excludes common stock equivalents, because their inclusion would be anti-dilutive.

NOTE 3 — CONCENTRATION OF CREDIT RISK

The Company maintains its cash balances in a financial institution located in Miami, Florida. The Federal Deposit Insurance Corporation (“FDIC”) up to $100,000 insures the balance. At December 31, 2001 and 2002, the balance exceeded FDIC insurance limits by $144,013 and $0, respectively.

NOTE 4 — FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company’s financial instruments are accounts payable and notes payable. The recorded value of the accounts payable approximate its fair value based on its short-term nature. The recorded value of the notes payable approximates its fair value based as its interest rate approximates the market rate.

NOTE 5 — PROPERTY AND EQUIPMENT

Property and equipment consist of the following at December 31, 2001 and 2002:

	2001	2002

Computer equipment	$2,135	$2,135
Less: accumulated depreciation	(474)	(948)

Net property and equipment	$1,661	$1,187

Depreciation expense for the periods ended December 31, 2001 and 2002 was $474 and $474, respectively.

NOTE 6 — INCOME TAXES

The Company accounts for income taxes under the provisions of Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes.” This standard requires, among other things, recognition of future tax consequences, measured by enacted tax rates attributable to taxable and deductible temporary differences between financial statement and income tax bases of assets and liabilities. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized. Income tax expense is the tax payable for the period and the change during the period in the deferred tax asset and liability.

22

NEWCOURT HOLDINGS, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 6 — INCOME TAXES, CONTINUED

For income tax purposes, the Company has elected to capitalize start-up costs incurred during 2001 and 2002 totaling $323,159. The start-up costs will be amortized over sixty months beginning in 2003. An analysis of the components of the loss before income taxes and the related income tax benefit is presented in the following tables. The tax amounts have been calculated using the 34% federal and 5.5% state income tax rates.

The (provision) benefit for income taxes consists of the following:

	2001	2002

Current	$—	$—
Deferred	—	—

	$—	$—

Deferred tax assets for December 31, 2001 and 2002 consist of the following:

	2001	2002

Deferred tax asset:
Tax benefit of capitalized start-up costs	$50,850	$121,605
Net operating loss	10,681	27,498
Less: valuation allowance	(61,531)	(149,103)

Deferred tax asset	$—	$—

A reconciliation of income tax at the statutory rate to the Company’s effective tax rates for the periods ended December 31, 2001 and 2002, is as follows:

	2001	2002

Federal income tax at the statutory rate of 34%	$(55,595)	$(79,124)
State tax, net of federal benefit	(5,936)	(8,448)
Increase in valuation allowance	61,531	87,572

	$—	$—

The Company has a net operating loss carry forward of approximately $73,076 which will begin to expire in 2018.

NOTE 7 — NOTES PAYABLE — RELATED PARTY

At December 31, 2001, the Company had two notes payable to Equity Management Partners LLC (whose board members are also board members of the Company), in the amount of $389,250. These notes were executed on February 14, 2001. Interest rate on both notes is 7% per annum. Both interest and principle on the notes become due on February 15, 2004.

23

NEWCOURT HOLDINGS, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 7 — NOTES PAYABLE — RELATED PARTY, CONTINUED

During 2002, these notes and accrued interest totaling $459,490 were converted into 459,490 shares of common stock.

NOTE 8 — SHAREHOLDERS’ DEFICIT

In March 2001, the Company issued 9,200,000 common shares of its common stock as its initial capitalization.

In April 2002, the Company issued 599,998 common shares for $90,000 to four accredited investors, as defined in Rule 501 of Regulation D.

NOTE 9 — MERGER AGREEMENTS

On December 30, 2002, the Company entered into an agreement with the shareholders of Engineered Plastics Industries, Inc. and Quantum Pharmaceuticals, Inc. to exchange all of the issued and outstanding shares of the companies for 2,000,000 newly issued shares of convertible preferred stock and 5,399,996 shares of common stock. Each share of preferred stock is convertible into 45 shares of common stock. For accounting purposes, the proposed share exchange will be treated as a recapitalization of the companies. The value of the net assets of the companies after the share exchange is completed will be the same as their historic book value.

On March 2, 2001, the Company, which was then known as Technology Ventures Group, Inc. (“TVG”), a public company, and Newcourt Capital Holdings, Inc., a wholly owned subsidiary of Equity Management Partners, LLC (“NCHI”), entered into an agreement to acquire all of the issued and outstanding shares of capital stock of NCHI in exchange for 9,200,000 shares of TVG’s capital stock. For accounting purposes, the public shell merger was treated as a recapitalization of NCHI. The value of the net assets of NCHI after the public shell merger was the same as its historical book value.

As of March 2, 2001, TVG had 10,000,000 issued and outstanding shares of common stock, of which persons that were previously shareholders of NCHI owned 9,200,000 shares, or approximately 92%. Persons who were previously shareholders of TVG owned a total of 800,000 shares, or approximately 8% of the issued and outstanding common stock. As a result of the closing of this transaction, NCHI became a wholly subsidiary of TVG. On July 18, 2001, the shareholders of TVG adopted Amended and Restated Articles of Incorporation, which among other things, changed the name of TVG to Newcourt Holdings, Inc.

NOTE 10 — RELATED PARTIES

During 2002, the Company loaned $131,300 to Engineered Plastics Industries, Inc. and Quantum Pharmaceuticals, Inc., which are related through common ownership.

Certain board members receive management fees to perform and conduct the business of the Company. Management fees paid during the years ending December 31, 2001 and 2002 totaled $11,900 and $15,400, respectively.

24

NEWCOURT HOLDINGS, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 11 — OTHER MATTERS

On July 18, 2001 the Company conducted its first shareholders’ meeting. At the meeting, shareholders approved certain amendments to the Company’s Articles of Incorporation including:

1.	A change in the Company’s name from Technology Ventures Group, Inc. to Newcourt Holdings, Inc.

2.	An increase in the number of shares that the corporation is authorized to issue from 10,000,000 to 55,000,000; comprising 50,000,000 shares of common stock with a par value of $.001 per share and 5,000,000 shares of preferred stock with a par value of $.01 per share.

On December 23, 2002, the Board of Directors approved certain amendments to the Company’s Articles of Incorporation including:

An increase in the number of shares which the corporation is authorized to issue from 50,000,000 to 205,000,000; comprising 200,000,000 shares of common stock with a par value of $.001 per share and 5,000,000 shares of preferred stock with a par value of $.01 per share.

25

ITEM 8.	CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.

     Samuel F. May Jr. (“May”), the Company’s former independent public accountant, was dismissed by the Company on April 12, 2001. On April 13, 2001, the Company engaged the firm of Sharpton, Brunson & Company, P.A. (“Sharpton Brunson”) as its new independent accountant. The decision to dismiss May was recommended and approved by the Board of Directors of the Company. The Company authorized May to respond fully to the inquiries of Sharpton Brunson regarding any accounting or financial matters relating to the Company.

     May’s report on the Company’s financial statements for each of the fiscal years ended December 31, 1999 and 2000 did not contain an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope, or accounting principles.

     During the Company’s fiscal years ended December 31, 1999 and 2000 and the interim period preceding the dismissal, there were no disagreements with May on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of May, would have caused May to make a reference to the subject matter of the disagreements in connection with his reports on the Company’s financial statements for such year.

     The Company dismissed Sharpton Brunson on March 6, 2003, and the board of directors of the Company engaged Daszkal Bolton LLP (“Daszkal Bolton”) as of March 7, 2003 to replace Sharpton Brunson. Sharpton Brunson’s report on the Company’s financial statements for the fiscal year ended December 31, 2001 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. The decision to dismiss Sharpton Brunson was recommended and approved by the board of directors of the Company.

     During each of the Company’s fiscal years ended December 31, 2001 and 2002 and the interim period through March 6, 2003, there were no disagreements with Sharpton Brunson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Sharpton Brunson, would have caused Sharpton Brunson to make reference to the subject matter of the disagreements in connection with its reports on the Company’s financial statements for such year. The Company has authorized Sharpton Brunson to respond fully to the inquiries, if any, of Daszkal Bolton with regard to any accounting or financial matters relating to the Company.

26

PART III

ITEM 9.	DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS; COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT.

     The information required by this Item has been included in the proxy statement that will be filed with the SEC in connection with the 2003 annual meeting of shareholders and is incorporated herein by reference.

ITEM 10.	EXECUTIVE COMPENSATION

     The information required by this Item has been included in the proxy statement that will be filed with the SEC in connection with the 2003 annual meeting of shareholders and is incorporated herein by reference.

ITEM 11.	SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The information required by this Item has been included in the proxy statement that will be filed with the SEC in connection with the 2003 annual meeting of shareholders and is incorporated herein by reference.

ITEM 12.	CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The information required by this Item has been included in the proxy statement that will be filed with the SEC in connection with the 2003 annual meeting of shareholders and is incorporated herein by reference.

ITEM 13.	EXHIBITS AND REPORTS ON FORM 8-K

     Copies of the following documents are included as exhibits to this report pursuant to Item 601 of Regulation S-B.

     (A)  EXHIBITS

EXHIBIT
NUMBER	DESCRIPTION OF EXHIBIT

3.1	Amended and Restated Articles of Incorporation as filed with the Florida Secretary of State on July 30, 2001 (incorporated by reference to the Company’s Quarterly Report on Form 10-QSB filed with the SEC on August 3, 2001)

3.2	Bylaws of the Company (incorporated by reference to the Company’s Quarterly Report on Form 10-QSB filed with the SEC on August 3, 2001)

10.1	Agreement for the Exchange of Common Stock dated March 2, 2001 among Technology Ventures Group, Inc., Goldco Properties Limited Partnership, and Equity Management Partners, LLC (incorporated by reference to the Company’s Form 8-K filed with the SEC on March 13, 2001)

10.2	Registration Rights Agreement dated as of March 2, 2001, among Technology Ventures Group, Inc., Goldco Properties Limited Partnership, Shelly Goldstein and Peter Goldstein (incorporated by reference to the Company’s Form 8-K filed with the SEC on March 13, 2001)

10.3	Letter Agreement dated April 6, 2001 between the Company and Equity Holdings Group, Inc. (incorporated by reference to the Company’s Quarterly Report on Form 10-QSB filed with the SEC on August 3, 2001)

27

EXHIBIT
NUMBER	DESCRIPTION OF EXHIBIT

10.4	Letter Agreement dated April 6, 2001 between the Company and McIvan A. Jarrett (incorporated by reference to the Company’s Quarterly Report on Form 10-QSB filed with the SEC on August 3, 2001)

10.5	Letter Agreement dated April 6, 2001 between the Company and Nelson Futch (incorporated by reference to the Company’s Quarterly Report on Form 10-QSB filed with the SEC on August 3, 2001)

10.6	Letter Agreement dated April 6, 2001 between the Company and Jerrold Brooks (incorporated by reference to the Company’s Quarterly Report on Form 10-QSB filed with the SEC on August 3, 2001)

16.1	Letter of Samuel F. May Jr., C.P.A. to the Securities and Exchange Commission dated May 3, 2002 (revised) (incorporated by reference to the Company’s Annual Report on Form 10-QSB (Amendment No. 1) filed with the SEC on the date hereof)

16.2	Letter of Sharpton, Brunson & Company, P.A. to the Securities and Exchange Commission dated March 6, 2003 (incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on March 10, 2003)

21	List of Subsidiaries

99.1	Certification Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

     (B)  REPORTS ON FORM 8-K

     No Current Reports on Form 8-K were filed during the quarter ended December 31, 2002.

ITEM 14.	CONTROLS AND PROCEDURES

     Our Chief Executive Officer and Chief Financial Officer (collectively, the “Certifying Officers”) are responsible for establishing and maintaining disclosure controls and procedures for us. Such officers have concluded (based upon their evaluation of these controls and procedures as of a date within 90 days of the filing of this report) that our disclosure controls and procedures are effective to ensure that information required to be disclosed by us in this report is accumulated and communicated to management, including our principal executive officers as appropriate, to allow timely decisions regarding required disclosure.

     The Certifying Officers also have indicated that there were no significant changes in our internal controls or other factors that could significantly affect such controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

28

SIGNATURES

     In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Newcourt Holdings, Inc.

Date: March 28, 2003	/s/ McIvan A. Jarrett

McIvan A. Jarrett, Chairman,
President and Treasurer

     In accordance with the Exchange Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ McIvan A. Jarrett McIvan A. Jarrett	Director, President and Treasurer (Principal Executive Officer and Principal Financial and Accounting Officer)	March 28, 2003

/s/ Jerrold Brooks Jerrold Brooks	Director, Executive Vice President and Secretary	March 28, 2003

/s/ Nelson Futch Nelson Futch	Director and Vice President	March 28, 2003

/s/ C. Cordell Adams, M.D. Cedric Cordell Adams, M.D.	Director	March 28, 2003

/s/ James Jaffe James Jaffe	Director	March 31, 2003

29

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Newcourt Holdings, Inc. on Form 10-KSB for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof, I, McIvan A. Jarrett, the Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to and for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002, that:

     1.     I have reviewed the annual report being filed;

     2.     Based on my knowledge, the annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the annual report;

     3.     Based on my knowledge, the financial statements and other financial information included in the annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the issuer as of, and for, the periods presented in the annual report;

     4.     The other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act rules 13a-14 and 15d-14) for the issuer and have:

a) Designed such disclosure controls and procedures to ensure that material information relating to the issuer, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which the annual report is being prepared;

b) Evaluated the effectiveness of the issuer’s disclosure controls and procedures as of a date within 90 days prior to the filing date of the annual report (the “Evaluation Date”); and

c) Presented in the annual report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

     5.     The other certifying officer and I have disclosed, based on our most recent evaluation, to the issuer’s auditors and the audit committee of board of directors (or persons fulfilling the equivalent function):

a) All significant deficiencies in the design or operation of internal controls which could adversely affect the issuer’s ability to record, process, summarize and report financial data and have identified for the issuer’s auditors any material weakness in internal controls; and

b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the issuer’s internal controls; and

     6.     The other certifying officer and I have indicated in the annual report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: March 28, 2003	/s/ McIVAN A. JARRETT

	Name:	McIvan A. Jarrett
	Title:	Chief Executive Officer
and Chief Financial Officer

30

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION OF EXHIBIT

21	List of Subsidiaries

99.1	Certification Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

31

APPENDIX J

COMBINED FINANCIAL STATEMENTS OF
QUANTUM PHARMACEUTICALS, INC.
AND
ENGINEERED PLASTICS INDUSTRIES, INC.

ENGINEERED PLASTICS INDUSTRIES, INC
AND QUANTUM PHARMACEUTICALS, INC

COMBINED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2002
AND FOR THE PERIOD FROM OCTOBER 8, 2001
(INCEPTION) THROUGH DECEMBER 31, 2001

Independent Auditor’s Report	1

Combined Financial Statements:

Combined Balance Sheets as of December 31, 2002 and 2001	2

Combined Statements of Operations for the year ended December 31, 2002 and for the period from October 8, 2001 (inception) through December 31, 2001	3

Combined Statements of Changes in Stockholders’ Deficit for the year ended December 31, 2002 and for the period from October 8, 2001 (inception) through December 31, 2001	4

Combined Statements of Cash Flows for the year ended December 31, 2002 and for the period from October 8, 2001 (inception) through December 31, 2001	5

Notes to Combined Financial Statements	6-11

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors and Stockholders
Engineered Plastics Industries, Inc. and
Quantum Pharmaceuticals, Inc.

We have audited the combined balance sheets of Engineered Plastics Industries, Inc. and Quantum Pharmaceuticals, Inc. as of December 31, 2002 and 2001 and the combined statements of operations, changes in stockholders’ deficit and cash flows the year ended December 31, 2002 and for the period from October 8, 2001 (inception) to December 31, 2001. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of Engineered Plastics Industries, Inc. and Quantum Pharmaceuticals, Inc. as of December 31, 2002 and 2001 the results of their operations and their cash flows for the periods then ended in conformity with auditing principles generally accepted in the United States of America.

/s/Daszkal Bolton LLP

Boca Raton, Florida
March 5, 2003

1

ENGINEERED PLASTICS INDUSTRIES, INC AND QUANTUM PHARMACEUTICALS, INC
COMBINED BALANCE SHEETS
DECEMBER 31, 2002 AND 2001

ASSETS

	2002	2001

Current assets:
Cash	$—	$96,079
Accounts receivable	165,330	75,036
Inventory	65,657	—

Total current assets	230,987	171,115

Property and equipment, net	1,366,594	1,486,682

Total assets	$1,597,581	$1,657,797

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$116,864	$—
Bank overdraft	2,016	—
Accrued interest	6,186	—
Current portion of seller’s note payable	58,333	136,007
Current portion of long-term finance note payable	4,830	4,110
Current portion of stockholder loans	93,223	—
Current portion of related party loans	9,651	—
Line of credit	9,658	—

Total current liabilities	300,761	140,117

Long-term liabilities:
Non-current portion of seller’s note payable	1,060,412	1,109,747
Non-current portion of long-term finance note payable	228,247	233,076
Non-current portion of stockholder loans	257,589	229,750
Non-current portion of related party loans	141,649	—

Total long-term liabilities	1,687,897	1,572,573

Total liabilities	1,988,658	1,712,690

Stockholders’ deficit:
Common stock, $1.00 par value, 10,000 shares authorized; 12,000 and 10,000 shares issued and outstanding at December 31, 2002 and 2001, respectively	12,000	10,000
Accumulated deficit	(403,077)	(64,893)

Total stockholders’ deficit	(391,077)	(54,893)

Total liabilities and stockholders’ deficit	$1,597,581	$1,657,797

See accompanying footnotes to combined financial statements.

ENGINEERED PLASTICS INDUSTRIES, INC AND QUANTUM PHARMACEUTICALS, INC
COMBINED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002 AND
FOR THE PERIOD FROM OCTOBER 8, 2001 (INCEPTION) THROUGH DECEMBER 31, 2001

		October 8,
		2001 (inception)
	Year Ended	through
	December 31,	December 31,
	2002	2001

Sales	$1,274,547	$166,990
Cost of sales	472,687	71,038

Gross profit	801,860	95,952

General and administrative expense	1,000,364	138,286

Loss from operations	(198,504)	(42,334)

Other income (expense):
Interest income	280	—
Interest expense	(139,960)	(22,559)

Total other income (expense)	(139,680)	(22,559)

Loss before income taxes	(338,184)	(64,893)
Benefit (provision) for income taxes	—	—

Net loss	$(338,184)	$(64,893)

See accompanying footnotes to combined financial statements.

ENGINEERED PLASTICS INDUSTRIES, INC AND QUANTUM PHARMACEUTICALS, INC
COMBINED STATEMENTS OF CHARGES IN STOCKHOLDERS’ DEFICIT
FOR THE YEAR ENDED DECEMBER 31, 2002 AND
FOR THE PERIOD FROM OCTOBER 8, 2001 (INCEPTION) THROUGH DECEMBER 31, 2001

	Engineered Plastics Industries		Quantum Pharmaceuticals

	Common Stock		Common Stock
					Accumulated
	Shares	Amount	Shares	Amount	Deficit	Total

Balance, October 8, 2001	—	$—	—	$—	$—	$—
Common stock issued for services	10,000	10,000	—	—	—	10,000
Net loss	—	—	—	—	(64,893)	(64,893)

Balance, December 31, 2001	10,000	10,000	—	—	(64,893)	(54,893)
Common stock issued for services	—	—	2,000	2,000	—	2,000
Net loss	—	—	—	—	(338,184)	(338,184)

Balance, December 31, 2002	10,000	$10,000	2,000	$2,000	$(403,077)	$(391,077)

See accompanying footnotes to combined financial statements.

ENGINEERED PLASTICS INDUSTRIES, INC AND QUANTUM PHARMACEUTICALS, INC
COMBINED STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2002 AND
FOR THE PERIOD FROM OCTOBER 8, 2001 (INCEPTION) THROUGH DECEMBER 31, 2001

		October 8,
		2001 (inception)
	Year Ended	through
	December 31,	December 31,
	2002	2001

Cash flows from operating activities:
Net loss	$(338,184)	$(64,893)
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation and amortization	254,488	61,949
Common stock issued for services	2,000	10,000
Increase in accounts receivable	(90,295)	(75,036)
Increase in inventories	(65,657)	—
Increase in accounts payable	116,864	—
Increase in accrued expenses	6,186	—

Net cash used in operating activities	(114,598)	(67,980)

Cash flows used in investing activities:
Purchase of property and equipment	(134,400)	(302,877)

Cash flows from financing activities:
Checks drawn in excess of available bank balance	2,016	—
Proceeds from note payable — finance company	—	237,500
Repayments of note payable — finance company	(4,110)	(314)
Proceeds from line of credit	10,184	—
Repayments on line of credit	(526)	—
Proceeds from related party notes	151,300	—
Proceeds from stockholder loans	121,062	294,750
Repayments of stockholder loans	—	(65,000)
Proceeds from seller notes payable	—	4,246
Repayments of seller notes payable	(127,007)	(4,246)

Net cash provided by financing activities	152,919	466,936

Net increase (decrease) in cash	(96,079)	96,079
Cash, beginning of period	96,079	—

Cash, end of period	$—	$96,079

Supplementary Information:
Cash paid for:
Interest	$133,774	$22,559

Income taxes	$—	$—

Supplemental disclosure of noncash investing and financing activities:
Issuance of notes payable for purchase of equipment	$—	$1,250,000

See accompanying footnotes to combined financial statements.

ENGINEERED PLASTICS INDUSTRIES, INC AND QUANTUM PHARMACEUTICALS, INC
NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 1 — DESCRIPTION OF BUSINESS

Engineered Plastics Industries, Inc. (“EPI”) is a Hialeah, Florida-based manufacturer and distributor of pharmaceutical grade disposable plastic vials and was incorporated on October 8, 2001. The vials are produced through an extruded blown molding process utilizing low-density polyethylene. The vials are used by pharmacies in the filling and dispensation of respiratory medication prescribed by physicians for patients with chronic obstructive pulmonary diseases as well as other pulmonary and bronchial disorders. The Company also designs and manufacturers the filling stations and heat-sealing machines integral to the hygienic sealing of the vials. The manufacture of vials represents about 80% of the Company’s business. The remaining 20% is comprised of ancillary filling and sealing stations that the Company designs, assembles and sells to pharmacies and other licensed providers of respiratory medicines.

Quantum Pharmaceuticals, Inc. (“QPI”) was incorporated in December 2001, with operations beginning in March 2002. QPI is a Hialeah, Florida based company established as a wholesale distributor of respiratory medications, pharmacy supplies, generic drugs, medical devices, disposable medical supplies and ancillary products to various independent as well as mail order pharmacies, hospitals and clinics worldwide.

Both companies are under the same ownership and management. Quantum Pharmaceuticals, Inc. provides marketing services to Engineered Plastics Industries, Inc.

Since its inception, the Company has been dependent upon the receipt of capital investment or other financing to fund its continuing activities. In addition to the normal risks associated with a new business venture, there can be no assurance that the Companies product development will be successfully completed or that it will be a commercial success. Further, the Companies are dependent upon certain related parties to provide continued funding and capital resources.

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Combination

The accompanying combined financial statements of Engineered Plastics Industries, Inc. and Quantum Pharmaceuticals, Inc. (the “Companies”) for the year ended December 31, 2002 have been prepared to present their financial position and results of operations as a single entity and include their accounts as a combination of entities under common management and control. All material intercompany transactions have been eliminated in combination.

The accompanying audited combined financial statements from October 8, 2001 (inception) through December 31, 2001 show the financial position and results of operations of EPI.

Cash and Cash Equivalents

The Company considers all highly liquid debt instruments with original maturities of three months or less to be cash equivalents. At December 31, 2002 and 2001, the Company had no cash equivalents.

Use of Estimates

The preparation of financial statements in conformity with general accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

ENGINEERED PLASTICS INDUSTRIES, INC AND QUANTUM PHARMACEUTICALS, INC
NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

Inventory

Inventories are stated at the lower of cost (first-in, first-out basis) or market (net realizable value).

Accounts Receivable

Accounts receivable from customers are based on contract sales prices. Allowance for doubtful accounts is based upon a review of outstanding receivables, historical collection information, and existing economic conditions. Normal contracts receivable are due 30 days after the date of the invoice. Receivables past due more than 120 days are considered delinquent. Delinquent receivables are written off based on individual credit evaluation and specific circumstances of the customer.

Equipment and Leasehold Improvements

Equipment and leasehold improvements are stated at cost. Depreciation and amortization on equipment and leasehold improvements are computed using the straight-line method over the expected useful lives of the assets.

The estimated service lives of equipment and leasehold improvements are as follows:

Equipment and furniture	7 years
Filling and sealing machines	7 years
Leasehold improvements	4 years

Shipping And Handling Costs

The Company follows the provisions of Emerging Issues Task Force Issue No. 00-10, “Accounting for Shipping and Handling Fees and Costs.” Any amounts billed to third-party customers for shipping and handling is included as a component of revenue. Shipping and handling costs incurred are included as a component of cost of sales.

Income Taxes

The Companies, with the consent of their stockholders, have elected under the Internal Revenue Code to be an “S” corporation. In lieu of corporation income taxes, the stockholders of an “S” corporation are taxed on their proportionate share of the corporation’s taxable income. Therefore, no provision or liability for federal or state income taxes has been included in the accompanying financial statements.

New Accounting Pronouncements

In August 2001, the FASB approved the issuance of SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. Statement 144 requires the use of one accounting model for long-lived assets to be disposed of by sale, whether previously held and used or newly acquired, and by broadening the presentation of discontinued operations to include more disposal transactions. The requirements of Statement 144 are effective for financial statements issued for fiscal years beginning after December 15, 2001, and interim periods within those fiscal years, with early application encouraged.

ENGINEERED PLASTICS INDUSTRIES, INC AND QUANTUM PHARMACEUTICALS, INC
NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

In April 2002, the FASB issued SFAS 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of the FASB Statement No. 13, and Technical Corrections. SFAS 145 rescinds the provisions of SFAS No. 4 that requires companies to classify certain gains and losses from debt extinguishments as extraordinary items, eliminates the provisions of SFAS No. 44 regarding transition to the Motor Carrier Act of 1980 and amends the provisions of FASB No. 13 to require that certain lease modifications be treated as sale leaseback transactions. The provisions of FASB 145 related to classification of debt extinguishments are effective for fiscal years beginning after May 15, 2002. The provisions of SFAS 145 related to lease modifications is effective for transactions occurring after May 15, 2002. Earlier application is encouraged.

In July 2002, the FASB issued SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities. The standard requires companies to recognize costs associated with exit or disposal activities when they are incurred rather than at the date of a commitment to an exit or disposal plan. Examples of costs covered by the standard include lease termination costs and certain employee severance costs that are associated with a restructuring, discontinued operation, plant closing, or other exit or disposal activity.

Previous accounting guidance was provided by EITF Issue No. 94-3, “Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring).” SFAS 146 replaces Issue 94-3. SFAS 146 is to be applied prospectively to exit or disposal activities initiated after December 31, 2002.

In December 2002, the Financial Accounting Standards Board issued Statement of Financial Account Standards No. 148, Accounting for Stock-Based Compensation – Transition and Disclosure. This Statement amends Statements No. 123 to provide three alternative methods of transition for Statement No. 123’s fair value method of accounting for stock-based employee compensation for companies that elect to adopt the provision of Statement No. 123. Statement No. 148 does not require transition to the fair value accounting method of Statement No. 123. The Company has elected to use the intrinsic value method of accounting for stock compensation in accordance with APB No. 25 and related interpretations. Statement No. 148 also amends the disclosure provisions of Statement No. 123 to require disclosure in the summary of significant accounting policies of the effects of an entity’s accounting policy with respect to stock-based compensation on reported net income and earnings per share in annual and interim financial statements. The disclosure provision of Statement No. 148 are required to be adopted by all companies with stock-based employee compensation, regardless of whether they account for that compensation using the fair value method of Statement No. 123 or the intrinsic value method of APB No. 25.

The Company believes that the ongoing application of these Statements will not have a material adverse effect on the Company’s financial position, results of operations or cash flows.

NOTE 3 – STOCKHOLDERS’ DEFICIT

During the year ended December 31, 2002, the QPI issued 2,000 shares of common stock for consulting service and legal services. The QPI recorded $2,000 ($1.00 per share) in compensation expense.

During the year ended December 31, 2001, the EPI issued 10,000 shares of common stock for consulting and legal services. The EPI recorded $10,000 ($1.00 per share) in compensation expense.

ENGINEERED PLASTICS INDUSTRIES, INC AND QUANTUM PHARMACEUTICALS, INC
NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 4 – EQUIPMENT AND LEASEHOLDS

On October 8, 2001, Engineered Plastics Industries, Inc. purchased all equipment and leasehold improvements from Florida Plastics, Inc.

Equipment and leasehold improvements consisted of the following at December 31, 2002 and 2001:

	2002	2001

Equipment and furniture	$1,213,631	$1,213,631
Filling and sealing machine inventory	186,900	52,500
Leasehold improvements	282,500	282,500

	1,683,031	1,548,631
Less: accumulated amortization and depreciation	(316,437)	(61,949)

Equipment and leasehold improvements, net	$1,366,594	$1,486,682

Depreciation and amortization expense for the years ended December 31, 2002 and 2001 was $254,488 and $61,949, respectively.

NOTE 5 – FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company’s financial instruments are accounts receivable, accounts payable and notes payable. The recorded value of the accounts receivable and accounts payable approximate its fair value based on its short-term nature. The recorded value of the notes payable approximates its fair value based as its interest rate approximates the market rate.

NOTE 6 – LINE OF CREDIT

In September 2002, the Company obtained a demand line of credit from a financial institution with a total available balance of $10,203. This line of credit bears interest at 9.49%. As of December 31, 2002, the balance outstanding was $9,658.

NOTE 7 – NOTES PAYABLE

At December 31, 2002 and 2001, the following notes payable were outstanding:

	2002	2001

Sellers’ Note:
Note payable to an entity in monthly installments of $10,454, including interest at 7%, due in October 2016, secured by assets purchased in the original purchase agreement dated October 8, 2001	$1,118,746	$1,245,753

Shareholder’s Subordinated Notes:
Notes payable; interest only at 7% requires monthly payment of $1,340. Beginning in January 2003 monthly installments of $7,056, including interest of 7% due in January 2007	294,718	229,750

Balance forward	1,413,464	1,475,503

ENGINEERED PLASTICS INDUSTRIES, INC AND QUANTUM PHARMACEUTICALS, INC
NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 7 – NOTES PAYABLE, continued

	2002	2001

Balance forwarded	1,413,464	1,475,503

Note payable to shareholder in monthly installments Beginning in March 2003, monthly installments of $2,511, including interest of 7% due in March 2005	56,094	—

Note payable to a related party. Beginning in March 2003 monthly installments of $895, including interest of 7% due in March 2005	20,000	—

Note payable to Newcourt Holdings, Inc., a related party Principle and accrued interest is due in one lump sum payment on December 31, 2005	131,300	—

Long-term Finance Note:
Note payable to a bank in monthly installments of $3,530, including interest at 16.25%, due in November 2016, secured by assets of the Company	233,076	237,187

	1,853,934	1,712,690

	(166,037)	(131,118)

	$1,687,897	$1,581,572

In April 2002, the Company amended the original purchase agreement entered into on October 8, 2001. Originally, the Company agreed to pay the previous owners $90,000 that was originally due April 2002. The amended agreement stated that $45,000 was to be paid on April 22, 2002 and the remaining $45,000 was to be paid over the following ten-month period. This amount is included in the sellers’ note.

Future maturities of long-term debt are as follows as of December 31, 2002:

Years Ending December 31,

2003	$166,037
2004	168,885
2005	270,759
2006	150,228
2007	74,433
Thereafter	1,023,592

$1,853,934

ENGINEERED PLASTICS INDUSTRIES, INC AND QUANTUM PHARMACEUTICALS, INC
NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 8 – OPERATING LEASES

EPI leases its office facilities under a five-year non-cancelable agreement, which expires October 5, 2005. The monthly rent is $3,167. Future minimum payments under this lease are as follows:

Years Ending December 31,

2003	$38,008
2004	38,008
2005	28,506

$104,522

Rent expense for the year ended December 31, 2002 and December 31, 2001 $38,008 and $9,502, respectively.

NOTE 9 – MERGER AGREEMENT

On December 30, 2002, EPI and QPI and the shareholders of each of them entered into an agreement with Newcourt Holdings, Inc. to exchange all of the issued and outstanding shares of common stock of the Companies in exchange for 2,000,000 newly issued shares of convertible preferred stock and 5,399,994 shares of common stock of Newcourt Holdings, Inc. Each share of the preferred stock is convertible into 45 shares of common stock. For accounting purposes, the proposed share exchange will be treated as a recapitalization of the Companies. The value of the net assets of the Companies after the share exchange is completed will be the same as their historical book value.

NEWCOURT HOLDINGS, INC.
12400 SW 134TH COURT, SUITE 11
MIAMI, FLORIDA 33186

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints McIvan A. Jarrett and Jerrold Brooks and each of them individually, as proxies, each with full powers the undersigned would possess if personally present, and each with full power of substitution, to represent and vote all of the shares of common stock of Newcourt Holdings, Inc. (the “Company”) that the undersigned is entitled to vote at the 2003 Annual Meeting of Shareholders (“Meeting”) to be held on Wednesday, April 30, 2003 or any adjournments thereof, on the proposal set forth below.

With respect to such other matters that may properly come before the Meeting or any adjournments of the Meeting, the proxies named above are authorized to vote upon those matters in their discretion.

This proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder(s). If no direction is indicated, this proxy will be voted as recommended by the board of directors for all proposals.

Your shares cannot be voted unless you sign, date and return this card.

[X] Please mark your votes as in this example.

1.	To approve the Agreement for the Exchange of Securities dated as of December 30, 2002 among the Company, Quantum Pharmaceuticals, Inc., a Florida corporation (“QPI”), Engineered Plastics Industries, Inc., a Florida corporation (“EPI”), and the shareholders of each of QPI and EPI, pursuant to which the Company proposes to acquire 100% of the outstanding securities of each of QPI and EPI in exchange for 2,000,000 newly issued shares of a new series of the Company’s preferred stock, par value $.01 per share, to be designated “Series A Convertible Preferred Stock” (“Series A Preferred Stock”), and 5,399,996 newly issued shares of the Company’s common stock, par value $.001 per share (the “Common Stock”).

FOR [ ] AGAINST [ ] ABSTAIN [ ]

2.	To approve the amendment of the Amended and Restated Articles of Incorporation of the Company to increase the number of authorized shares of Common Stock from 50,000,000 shares to 200,000,000 shares and designate the preferences, limitations and relative rights of the Series A Preferred Stock;

FOR [ ] AGAINST [ ] ABSTAIN [ ]

3.	To elect six directors. FOR [ ] WITHHOLD [ ]

Nominees:	McIvan A. Jarrett
Jerrold Brooks
Nelson Futch
Cedric Cordell Adams, M.D.
James Jaffe
Ronald LaPrade

(To withhold authority to vote for any individual nominee, strike through that nominee’s name in the list above.)

Signature(s):	Date: , 2003

Please sign exactly as your name(s) appear(s) hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give the title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.